      As filed with Securities and Exchange Commission on April 26, 2006
                                                    Registration Nos. 333-46401
                                                                       811-3713

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-6



 Registration Statement Under the Securities Act of 1933             [ ]
        Pre-Effective Amendment No.                                  [ ]
        Post- Effective Amendment No. 11                             [X]
                       and
 Registration Statement Under the Investment Company Act of 1940
               Amendment No. 31                                      [X]
                     (Check appropriate box or boxes)



                  New England Variable Life Separate Account
                          (Exact Name of Registrant)
                      New England Life Insurance Company
                              (Name of Depositor)
               501 Boylston Street, Boston, Massachusetts 02117
             (Address of Depositor's Principal Executive Offices)
                  Depositor's Telephone Number: 617-578-2000

                   (Name and Address of Agent for Service):
                            Marie C. Swift, Esquire
                          Vice President and Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                   Copy to:
                           Stephen E. Roth, Esquire
                           Mary E. Thornton, Esquire
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

                               -----------------

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on May 1, 2006 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

   You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:


METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Investment Trust Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
BlackRock Strategic Value Portfolio
Davis Venture Value Portfolio
FI International Stock Portfolio
FI Large Cap Portfolio
FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio
Franklin Templeton Small Cap Growth Portfolio
Harris Oakmark Focused Value Portfolio
Harris Oakmark Large Cap Value Portfolio
Jennison Growth Portfolio
Lehman Brothers(R) Aggregate Bond Index Portfolio
Loomis Sayles Small Cap Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Neuberger Berman Mid Cap Value Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio


Zenith Equity Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Aggressive Allocation Portfolio

MET INVESTORS SERIES TRUST
Cyclical Growth & Income ETF Portfolio
Cyclical Growth ETF Portfolio
Harris Oakmark International Portfolio
Janus Aggressive Growth Portfolio
Lazard Mid-Cap Portfolio
Legg Mason Value Equity Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
MFS(R) Research International Portfolio
Neuberger Berman Real Estate Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Global Technology Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP Equity-Income Portfolio
VIP Overseas Portfolio

AMERICAN FUNDS INSURANCE SERIES
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

   The first net premium for the Policy generally is credited with net investment experience equal to that of the BlackRock Money Market Sub-Account until 15 days (less in some states) after we apply the initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2006

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
      SUMMARY OF BENEFITS AND RISKS.................................  A-4
       Benefits of the Policy.......................................  A-4
       Risks of the Policy..........................................  A-5
       Risks of the Eligible Funds..................................  A-7
      FEE TABLES....................................................  A-7
       Transaction Fees.............................................  A-7
       Periodic Charges Other Than Eligible Fund Operating Expenses.  A-8
       Annual Eligible Fund Operating Expenses...................... A-10
      HOW THE POLICY WORKS.......................................... A-14
      THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS...... A-15
       The Company.................................................. A-15
       The Variable Account......................................... A-15
       The Eligible Funds........................................... A-15
       Share Classes of the Eligible Funds.......................... A-19
       Certain Payments We Receive with Regard to the Eligible Funds A-19
       Selection of the Eligible Funds.............................. A-20
       Voting Rights................................................ A-20
       Rights Reserved by NELICO.................................... A-20
      THE POLICIES.................................................. A-21
       Purchasing a Policy.......................................... A-21
       Replacing Existing Insurance................................. A-21
       Policy Owner and Beneficiary................................. A-22
       Conversion Rights............................................ A-22
       Substitution of Insured Person............................... A-23
      PREMIUMS...................................................... A-23
       Flexible Premiums............................................ A-23
       Amount Provided for Investment under the Policy.............. A-24
       Right to Return the Policy................................... A-25
       Allocation of Net Premiums................................... A-25
      COMMUNICATIONS AND PAYMENTS................................... A-26
       Payment of Proceeds.......................................... A-27
      CASH VALUE.................................................... A-27
      DEATH BENEFITS................................................ A-28
       Death Proceeds Payable....................................... A-30
       Change in Death Benefit Option............................... A-30
       Increase in Face Amount...................................... A-31
       Reduction in Face Amount..................................... A-32
      SURRENDERS AND PARTIAL SURRENDERS............................. A-32
       Surrender.................................................... A-32
       Partial Surrender............................................ A-33
      TRANSFERS..................................................... A-33
       Transfer Option.............................................. A-33
       Dollar Cost Averaging/ Asset Rebalancing..................... A-35

                                                                                 PAGE
                                                                                 ----
LOANS........................................................................... A-35
LAPSE AND REINSTATEMENT......................................................... A-37
 Lapse.......................................................................... A-37
 Reinstatement.................................................................. A-37
ADDITIONAL BENEFITS BY RIDER.................................................... A-37
THE FIXED ACCOUNT............................................................... A-38
 General Description............................................................ A-39
 Values and Benefits............................................................ A-39
 Policy Transactions............................................................ A-39
CHARGES......................................................................... A-40
 Deductions from Premiums....................................................... A-40
 Deductions from Cash Value..................................................... A-41
 Transfer Charge................................................................ A-43
 Loan Interest Spread........................................................... A-43
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account A-44
TAX CONSIDERATIONS.............................................................. A-44
 Introduction................................................................... A-44
 Tax Status of the Policy....................................................... A-44
 Tax Treatment of Policy Benefits............................................... A-45
 NELICO's Income Taxes.......................................................... A-48
DISTRIBUTION OF THE POLICIES.................................................... A-49
LEGAL PROCEEDINGS............................................................... A-51
RESTRICTIONS ON FINANCIAL TRANSACTIONS.......................................... A-51
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................... A-51
FINANCIAL STATEMENTS............................................................ A-51
GLOSSARY........................................................................ A-52
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST............. A-53
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES..................... A-56

                         SUMMARY OF BENEFITS AND RISKS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.

   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.

   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.


   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-seven investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.


   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

   LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.

   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.

   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.

   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to EXCHANGE the Policy for a fixed benefit life insurance policy.

   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first three Policy years if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, if a term rider is added, or if your Policy is paid up or almost paid up in the first two Policy years, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.

   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.

   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                      WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium     8% of premiums paid up to  8% of premiums paid
Premiums                                             the Target Premium (3% in
                                                     Policy years 8+), 1% of
                                                     premiums paid in excess of
                                                     the Target Premium/1/
---------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium     2% of premiums paid        2% of premiums paid
Premiums
---------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value Not currently charged      $25 for each transfer in
                           between Sub-Accounts                                 excess of 12 per Policy
                           and to the Fixed Account                             year
---------------------------------------------------------------------------------------------------------

--------
/1/ The Target Premium varies by issue age, sex, underwriting class and face amount. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


CHARGE                       WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

  MINIMUM AND               Monthly                   $.02 to $500.00 per $1,000 $.09 to $500.00 per $1,000
  MAXIMUM CHARGE                                      of net amount at risk/2/   of net amount at risk/2/

  CHARGE IN THE FIRST       Monthly                   $.11 per $1,000 of net     $.36 per $1,000 of net
  POLICY YEAR FOR A                                   amount at risk             amount at risk
  UNISEX INSURED, AGE 50,
  IN THE AUTOMATIC ISSUE
  NONSMOKER UNDERWRITING
  CLASS WITH A BASE
  POLICY FACE AMOUNT OF
  $1,600,000
-----------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                   $5.50                      $10
-----------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                   .75% in Policy years 1-15  .75% in all Policy years
Risk Charge (annual rate                              .50% in Policy years 16-20
imposed on cash value)                                .10% in Policy years 21+
-----------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12  $.80 per $1,000 of face    $.80 per $1,000 of face
Increase Charge             months following the face amount increase (not to    amount increase (not to
                            amount increase           exceed $25)                exceed $25)
-----------------------------------------------------------------------------------------------------------

Loan Interest Spread/3/     Annually (or on loan      .75% of loan collateral    .75% of loan collateral
                            termination, if earlier)
-----------------------------------------------------------------------------------------------------------

--------
/1   /The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.
/2  /The net amount at risk is the difference between the death benefit
     (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3 / We charge interest on Policy loans at an effective rate of 4.75% per year.
     Cash value we hold as security for the loan ("loan collateral") earns interest an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .75% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

   Charges for Optional Features (Riders):


CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Adjustable Term Insurance
Rider

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per        $.09 to $500.00 per
  CHARGE                                               $1,000 of net amount at    $1,000 of net amount at
                                                       risk                       risk

  CHARGE IN THE FIRST       Monthly                    $.04 per $1,000 of net     $.36 per $1,000 of net
  POLICY YEAR FOR A                                    amount at risk             amount at risk
  UNISEX INSURED, AGE 50,
  IN THE NONSMOKER
  PREFERRED UNDERWRITING
  CLASS WITH A RIDER FACE
  AMOUNT OF $1,600,000
------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid       .25% of premium paid
Rider                       the first five Policy
                            years)
------------------------------------------------------------------------------------------------------------

Temporary Term Insurance
Rider

  MINIMUM AND MAXIMUM       Monthly                    $.06 to $9.00 per $1,000   $.06 to $9.00 per
  CHARGE                                               of rider face amount       $1,000 of rider face
                                                                                  amount

  CHARGE FOR A UNISEX       Monthly                    $.09 per $1,000 of rider   $.09 per $1,000 of rider
  INSURED, AGE 50, IN THE                              face amount                face amount
  NONSMOKER PREFERRED
  UNDERWRITING CLASS WITH
  A RIDER FACE AMOUNT OF
  $1,600,000
------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider

  MINIMUM AND MAXIMUM       Monthly                    $1.08 to $67.77 per $100   $1.08 to $67.77 per $100
  CHARGE                                               of Monthly Deduction       of Monthly Deduction

  CHARGE IN THE FIRST       Monthly                    $3.44 per $100 of Monthly  $3.44 per $100 of Monthly
  POLICY YEAR FOR A                                    Deduction                  Deduction
  UNISEX INSURED, AGE 50,
  IN THE NONSMOKER
  PREFERRED UNDERWRITING
  CLASS
------------------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2005, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                              MINIMUM MAXIMUM
                                                                              ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses)........................   .29%   8.27%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*...........   .28%   1.19%

--------

* The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2007, as described in more detail below.

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2005, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                                      NET TOTAL
                                                                                                       ANNUAL
                                                                                                      EXPENSES
                                                               GROSS                                  INCLUDING
                                                               TOTAL    FEE WAIVERS   NET TOTAL     NET EXPENSES
                                    MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL      OF UNDERLYING
                                       FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/   PORTFOLIOS/1/
                                    ---------- -------- ----- -------- -------------- ----------    -------------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio........................    .73%      .06%    .00%    .79%       .00%          .79%
BlackRock Bond Income Portfolio....    .40%      .07%    .00%    .47%       .00%          .47%/2/
BlackRock Diversified Portfolio....    .44%      .06%    .00%    .50%       .00%          .50%
BlackRock Investment Trust
  Portfolio........................    .49%      .06%    .00%    .55%       .00%          .55%
BlackRock Large Cap Value
  Portfolio........................    .70%      .15%    .00%    .85%       .00%          .85%
BlackRock Legacy Large Cap Growth
  Portfolio........................    .73%      .07%    .00%    .80%       .00%          .80%
BlackRock Money Market Portfolio...    .35%      .07%    .00%    .42%       .01%          .41%/2/
BlackRock Strategic Value Portfolio    .83%      .06%    .00%    .89%       .00%          .89%
Davis Venture Value Portfolio......    .72%      .04%    .00%    .76%       .00%          .76%
FI International Stock Portfolio...    .86%      .20%    .00%   1.06%       .00%         1.06%
FI Large Cap Portfolio.............    .80%      .06%    .00%    .86%       .00%          .86%/2,3/
FI Mid Cap Opportunities Portfolio.    .68%      .07%    .00%    .75%       .00%          .75%
FI Value Leaders Portfolio.........    .66%      .07%    .00%    .73%       .00%          .73%
Franklin Templeton Small Cap Growth
  Portfolio........................    .90%      .23%    .00%   1.13%       .00%         1.13%
Harris Oakmark Focused Value
  Portfolio........................    .73%      .04%    .00%    .77%       .00%          .77%

                                                                                                     NET TOTAL
                                                                                                      ANNUAL
                                                                                                     EXPENSES
                                                              GROSS                                  INCLUDING
                                                              TOTAL    FEE WAIVERS   NET TOTAL     NET EXPENSES
                                   MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL      OF UNDERLYING
                                      FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/   PORTFOLIOS/1/
                                   ---------- -------- ----- -------- -------------- ----------    -------------
Harris Oakmark Large Cap Value
  Portfolio.......................    .72%       .06%   .00%    .78%        .00%        .78%
Jennison Growth Portfolio.........    .64%       .05%   .00%    .69%        .00%        .69%
Lehman Brothers Aggregate Bond
  Index Portfolio.................    .25%       .06%   .00%    .31%        .01%        .30%/2/
Loomis Sayles Small Cap Portfolio.    .90%       .08%   .00%    .98%        .05%        .93%/2/
MetLife Mid Cap Stock Index
  Portfolio.......................    .25%       .09%   .00%    .34%        .01%        .33%/2/
MetLife Stock Index Portfolio.....    .25%       .04%   .00%    .29%        .01%        .28%/2/
MFS Total Return Portfolio........    .57%       .16%   .00%    .73%        .00%        .73%/4/
Morgan Stanley EAFE Index
  Portfolio.......................    .30%       .22%   .00%    .52%        .01%        .51%/2/
Neuberger Berman Mid Cap Value
  Portfolio.......................    .67%       .09%   .00%    .76%        .00%        .76%
Oppenheimer Global Equity
  Portfolio.......................    .60%       .33%   .00%    .93%        .00%        .93%
Russell 2000 Index Portfolio......    .25%       .11%   .00%    .36%        .01%        .35%/2/
T. Rowe Price Large Cap Growth
  Portfolio.......................    .60%       .12%   .00%    .72%        .00%        .72%/2/
T. Rowe Price Small Cap Growth
  Portfolio.......................    .51%       .09%   .00%    .60%        .00%        .60%
Western Asset Management Strategic
  Bond Opportunities Portfolio....    .65%       .10%   .00%    .75%        .00%        .75%
Western Asset Management U.S.
  Government Portfolio............    .54%       .07%   .00%    .61%        .00%        .61%
Zenith Equity Portfolio...........    .00%       .01%   .00%    .01%        .00%        .01%              .73%/5/
MetLife Conservative Allocation
  Portfolio.......................    .10%       .95%   .00%   1.05%        .95%        .10%/2/           .73%/6/
MetLife Conservative to Moderate
  Allocation Portfolio............    .10%       .31%   .00%    .41%        .31%        .10%/2/           .75%/6/
MetLife Moderate Allocation
  Portfolio.......................    .10%       .19%   .00%    .29%        .19%        .10%/2/           .79%/6/
MetLife Moderate to Aggressive
  Allocation Portfolio............    .10%       .24%   .00%    .34%        .24%        .10%/2/           .81%/6/
MetLife Aggressive Allocation
  Portfolio.......................    .10%      1.66%   .00%   1.76%       1.66%        .10%/2/           .82%/6/

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Cyclical Growth & Income ETF
  Portfolio.......................    .45%      3.03%   .00%   3.48%       2.93%        .55%/7/           .88%/8,9/
Cyclical Growth ETF Portfolio.....    .45%      1.89%   .00%   2.34%       1.79%        .55%/7/           .93%/8,9/
Harris Oakmark International
  Portfolio.......................    .82%       .13%   .00%    .95%        .00%        .95%/7/
Janus Aggressive Growth Portfolio.    .67%       .05%   .00%    .72%        .00%        .72%/7/
Lazard Mid-Cap Portfolio..........    .70%       .10%   .00%    .80%        .00%        .80%/7,10/
Legg Mason Value Equity Portfolio.    .70%      7.57%   .00%   8.27%       7.47%        .80%/7,11/
Lord Abbett Bond Debenture
  Portfolio.......................    .51%       .05%   .00%    .56%        .00%        .56%

                                                                                                        NET TOTAL
                                                                                                         ANNUAL
                                                                                                        EXPENSES
                                                                GROSS                                   INCLUDING
                                                                TOTAL    FEE WAIVERS   NET TOTAL      NET EXPENSES
                                     MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL       OF UNDERLYING
                                        FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS EXPENSES/1/    PORTFOLIOS/1/
                                     ---------- -------- ----- -------- -------------- ----------     -------------
Met/AIM Small Cap Growth
  Portfolio.........................    .90%      .10%    .00%   1.00%       .00%         1.00%/7,12/
MFS Research International
  Portfolio.........................    .74%      .22%    .00%    .96%       .00%          .96%/7,12/
Neuberger Berman Real Estate
  Portfolio.........................    .67%      .03%    .00%    .70%       .00%          .70%/7/
Oppenheimer Capital Appreciation
  Portfolio.........................    .59%      .10%    .00%    .69%       .00%          .69%/7,12/
PIMCO Inflation Protected Bond
  Portfolio.........................    .50%      .05%    .00%    .55%       .00%          .55%/7/
PIMCO Total Return Portfolio........    .50%      .07%    .00%    .57%       .00%          .57%/12/
RCM Global Technology Portfolio.....    .92%      .27%    .00%   1.19%       .00%         1.19%/7,12/
T. Rowe Price Mid-Cap Growth
  Portfolio.........................    .75%      .07%    .00%    .82%       .00%          .82%/7/

FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio.........    .47%      .09%    .00%    .56%       .00%          .56%
VIP Overseas Portfolio..............    .72%      .17%    .00%    .89%       .00%          .89%

AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Bond Fund............    .43%      .01%    .25%    .69%       .00%          .69%
American Funds Global Small
  Capitalization Fund...............    .74%      .05%    .25%   1.04%       .00%         1.04%
American Funds Growth Fund..........    .33%      .02%    .25%    .60%       .00%          .60%
American Funds Growth-Income
  Fund..............................    .28%      .01%    .25%    .54%       .00%          .54%

--------

/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.
/2/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the
    Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2007, the following percentages: .10% for the MetLife Conservative Allocation Portfolio, .10% for the MetLife Conservative to Moderate Allocation Portfolio, .10% for the MetLife Moderate Allocation Portfolio, .10% for the MetLife Moderate to Aggressive Allocation Portfolio, .10% for the MetLife Aggressive Allocation Portfolio and .95% for the FI Large Cap Portfolio. Under the agreement, if certain conditions are met, these Portfolios may reimburse MetLife Advisers for fees waived and Expenses paid if, in the future, actual Expenses are less than these expense limits. Under the Expense Agreement, MetLife Advisers will also waive the management fee payable by certain Portfolios in the following percentage amounts: .05% for the Loomis Sayles Small Cap Portfolio, .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.
/3/ The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.
/4/ The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.
/5/ The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2005, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .72%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.
/6/ This Portfolio is a fund of funds that invests substantially all of its assets in other Portfolios of the Met Series Fund and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The expenses of the underlying portfolios, AFTER applicable fee waivers and expense reimbursements, are: .63% for the MetLife Conservative Allocation Portfolio, .65% for the MetLife Conservative to Moderate Allocation Portfolio, .69% for the MetLife Moderate Allocation Portfolio, .71% for the MetLife Moderate to Aggressive Allocation Portfolio and .72% for the MetLife Aggressive Allocation Portfolio. The gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios BEFORE any applicable fee waivers and expense reimbursements, are: 1.68% for the MetLife Conservative Allocation Portfolio, 1.06% for the MetLife Conservative to Moderate Allocation Portfolio, .98% for the MetLife Moderate Allocation Portfolio, 1.05% for the MetLife Moderate to Aggressive Allocation Portfolio and 2.48% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. Total annual portfolio expenses for the Portfolios are annualized based on the Portfolios' May 1, 2005 start date.
/7/ Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and
    Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage costs or other extraordinary expenses ) will not exceed, at any time prior to April 30, 2007, the following percentages: .55% for the Cyclical Growth & Income ETF Portfolio, .55% for the Cyclical Growth ETF Portfolio, 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .80% for the Lazard Mid-Cap Portfolio, .80% for the Legg Mason Value Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, .65% for PIMCO Inflation Protected Bond Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Expenses for the RCM Global Technology Portfolio were 1.10% for the year ended December 31, 2005.
/8/ Each Portfolio was designed on established principles of asset allocation.
    Each Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The estimated expenses of the Underlying ETFs and other investment companies are: 0.33% for the Cyclical Growth & Income ETF Portfolio, and 0.38% for the Cyclical Growth ETF Portfolio. The estimated expenses of the Underlying ETFs and other investment companies are based upon a weighted average of the total operating expenses of the Underlying ETFs or other investment companies for the year ended December 31, 2005 (or in the case of Vanguard/(R)/ U.S. Sector Index Funds, for the fiscal year ended August 31, 2005) according to such Underlying ETFs' and other investment companies' allocation targets in place as of December 31, 2005. See the prospectus for the Portfolios for a description of the allocation targets for each Portfolio.
/9/ Total annual portfolio expenses for these Portfolios are annualized from the October 1, 2005 start date for the Class B Shares of these Portfolios and excluding the 12b-1 Fee that applies under that class.
/10/The management fee has been restated to reflect a new management fee schedule that became effective on December 19, 2005.
/11/Total annual portfolio expenses for the Legg Mason Value Equity Portfolio are annualized based on the months the Portfolio was in operation in 2005. The Legg Mason Value Equity Portfolio commenced operations on November 1, 2005.
/12/Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts:, .04% for the Met/AIM Small Cap Growth Portfolio, .05% for the MFS Research International Portfolio, .05% for the Oppenheimer Capital Appreciation Portfolio, .01% for the PIMCO Total Return Portfolio and .14% for the RCM Global Technology Portfolio.


   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

   FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                                  [FLOW CHART]

HOW THE POLICY WORKS

PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)

CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first seven
  Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid in any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Surrender Value Rider (if selected): .25% of premiums paid in first five Policy years.

LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)

RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds

CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market
  Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes

.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market-timing transactions").

.. Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages.

DEATH BENEFIT
.. Three Death Benefit Options
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

BEGINNING OF MONTH CHARGES
.. The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)

LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
.. You may surrender the Policy at any time for its net cash value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE COMPANY

   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.

THE ELIGIBLE FUNDS

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


METROPOLITAN SERIES FUND, INC.                                            ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                             SUB-ADVISER                   INVESTMENT OBJECTIVE
-------------                             -----------                   --------------------
BlackRock Aggressive Growth         BlackRock Advisors, Inc. Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio     BlackRock Advisors, Inc. A competitive total return primarily from investing in fixed-income securities.

BlackRock Diversified Portfolio     BlackRock Advisors, Inc. High total return while attempting to limit investment risk and preserve capital.

BlackRock Investment Trust          BlackRock Advisors, Inc. Long-term growth of capital and income.
Portfolio

BlackRock Large Cap Value Portfolio BlackRock Advisors, Inc. Long-term growth of capital.

BlackRock Legacy Large Cap          BlackRock Advisors, Inc. Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/ BlackRock Advisors, Inc. A high level of current income consistent with preservation of capital.

ELIGIBLE FUND                                 SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                 -----------                        --------------------

BlackRock Strategic Value Portfolio BlackRock Advisors, Inc.         High total return, consisting principally of
                                                                     capital appreciation.

Davis Venture Value Portfolio       Davis Selected Advisers, L.P./2/ Growth of capital.

FI International Stock Portfolio    Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Large Cap Portfolio              Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Mid Cap Opportunities Portfolio  Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Value Leaders Portfolio          Fidelity Management &            Long-term growth of capital.
                                    Research Company

Franklin Templeton Small Cap        Franklin Advisers, Inc.          Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value        Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value      Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio           Jennison Associates LLC          Long-term growth of capital.

Lehman Brothers Aggregate Bond      Metropolitan Life Insurance      To equal the performance of the Lehman
Index Portfolio                     Company                          Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio   Loomis, Sayles & Company,        Long-term capital growth from
                                    L.P.                             investments in common stocks or other
                                                                     equity securities.

MetLife Mid Cap Stock Index         Metropolitan Life Insurance      To equal the performance of the Standard
Portfolio                           Company                          & Poor's MidCap 400 Composite Stock
                                                                     Price Index.

MetLife Stock Index Portfolio       Metropolitan Life Insurance      To equal the performance of the Standard
                                    Company                          & Poor's 500 Composite Stock Price
                                                                     Index.

MFS Total Return Portfolio          Massachusetts Financial          Favorable total return through investment
                                    Services Company                 in a diversified portfolio.

Morgan Stanley EAFE Index           Metropolitan Life Insurance      To equal the performance of the MSCI
Portfolio                           Company                          EAFE Index.

Neuberger Berman Mid Cap Value      Neuberger Berman                 Capital growth.
Portfolio                           Management Inc.

Oppenheimer Global Equity Portfolio OppenheimerFunds, Inc.           Capital appreciation.

Russell 2000 Index Portfolio        Metropolitan Life Insurance      To equal the return of the Russell 2000
                                    Company                          Index.

ELIGIBLE FUND                                SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                -----------                      --------------------

T. Rowe Price Large Cap Growth      T. Rowe Price Associates, Inc. Long-term growth of capital and,
Portfolio                                                          secondarily, dividend income.

T. Rowe Price Small Cap Growth      T. Rowe Price Associates, Inc. Long-term capital growth.
Portfolio

Western Asset Management            Western Asset Management       To maximize total return consistent with
Strategic Bond Opportunities        Company/3/                     preservation of capital.
Portfolio (formerly, Salomon
Brothers Strategic Bond
Opportunities Portfolio)

Western Asset Management U.S.       Western Asset Management       To maximize total return consistent with
Government Portfolio (formerly,     Company/3/                     preservation of capital and maintenance of
Salomon Brothers U.S. Government                                   liquidity.
Portfolio)

Zenith Equity Portfolio/4/          N/A                            Long-term capital appreciation.

MetLife Conservative Allocation     N/A                            A high level of current income, with
Portfolio                                                          growth of capital as a secondary objective.

MetLife Conservative to Moderate    N/A                            A high total return in the form of income
Allocation Portfolio                                               and growth of capital, with a greater
                                                                   emphasis on income.

MetLife Moderate Allocation         N/A                            A balance between a high level of current
Portfolio                                                          income and growth of capital, with a
                                                                   greater emphasis on growth of capital.

MetLife Moderate to Aggressive      N/A                            Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation       N/A                            Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                                 ADVISER: MET INVESTORS ADVISORY LLC

Cyclical Growth & Income ETF        Gallatin Asset Management,     Growth of capital and income.
Portfolio                           Inc.

Cyclical Growth ETF Portfolio       Gallatin Asset Management,     Growth of capital.
                                    Inc.

Harris Oakmark International        Harris Associates L.P.         Long-term capital appreciation.
Portfolio

Janus Aggressive Growth Portfolio   Janus Capital Management       Long-term growth of capital.
                                    LLC

Lazard Mid-Cap Portfolio (formerly, Lazard Asset Management        Long-term capital appreciation.
Met/AIM Mid Cap Core Equity         LLC/5/
Portfolio)

Legg Mason Value Equity Portfolio   Legg Mason Capital             Long-term growth of capital.
                                    Management, Inc.

Lord Abbett Bond Debenture          Lord, Abbett & Co. LLC         High current income and the opportunity
Portfolio                                                          for capital appreciation to produce a high
                                                                   total return.

ELIGIBLE FUND                               SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                               -----------                      --------------------

Met/AIM Small Cap Growth Portfolio A I M Capital Management,      Long-term growth of capital.
                                   Inc.

MFS Research International         Massachusetts Financial        Capital appreciation.
Portfolio                          Services Company

Neuberger Berman Real Estate       Neuberger Berman               Total return through investment in real
Portfolio                          Management Inc.                estate securities, emphasizing both capital
                                                                  appreciation and current income.

Oppenheimer Capital Appreciation   OppenheimerFunds, Inc.         Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond     Pacific Investment             Maximum real return, consistent with
Portfolio                          Management Company LLC         preservation of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio       Pacific Investment             Maximum total return, consistent with the
                                   Management Company LLC         preservation of capital and prudent
                                                                  investment management.

RCM Global Technology Portfolio    RCM Capital Management LLC     Capital appreciation; no consideration is
                                                                  given to income.

T. Rowe Price Mid-Cap Growth       T. Rowe Price Associates, Inc. Long-term growth of capital.
Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS
                                                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

VIP Equity-Income Portfolio        FMR Co., Inc.                  Reasonable income. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to achieve
                                                                  a yield which exceeds the composite yield
                                                                  on the securities comprising the Standard
                                                                  & Poor's 500/SM/ Index.

VIP Overseas Portfolio             FMR Co., Inc.                  Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES
                                                             ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund           N/A                            Maximize current income and preserve
                                                                  capital by investing primarily in fixed-
                                                                  income securities.

American Funds Global Small        N/A                            Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund         N/A                            Capital appreciation through stocks.

American Funds Growth-Income       N/A                            Capital appreciation and income.
Fund

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to May 1, 2006, Salomon Brothers Asset Management Inc. was the sub-adviser to this Portfolio.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.
/5/ Prior to December 19, 2005, AIM Capital Management, Inc. was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


   An investment adviser (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory, LLC) or subadviser of an Eligible Fund, or its affiliates, may compensate us and/or certain of our affiliates for administrative or other services relating to the Eligible Funds. The amount of the compensation is not deducted from Eligible Fund assets and does not decrease the Eligible Fund's investment return. The amount of the compensation is based on a percentage of assets of the Eligible Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have membership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies". Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Fund. We may benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Tables - Annual Eligible Fund Operating Expenses") for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the investment portfolio's prospectus. (See "Fee Tables - Annual Eligible Fund Expenses" and "Distribution of the Policies.") The payments are deducted from assets of the Eligible Funds and are paid to our Distributor. These payments decrease the Eligible Fund's investment return.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. In some cases, we have included Eligible Funds based on recommendations made by selling firms. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy owners. We do not provide investment advice and do not recommend or endorse any particular Eligible Fund.


VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.

   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of

1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or asset rebalancing) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the Black Rock Money Market Sub-Account.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy Owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall current cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

   Contact our Designated Office (see "Communications and Payments") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

   You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)

   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means receipt by our Designated Office in Iselin, New Jersey. (See "Communications and Payments".)

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at our Designated Office in Iselin, New Jersey. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Lapse") for any period by which the Policy Date precedes the investment start date. Insurance coverage begins when we receive the number of monthly payments due.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS

   We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold your initial net premium in the BlackRock Money Market Sub-Account until fifteen days after the investment start date, and then we make the allocation among the Sub-Accounts and the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)

                          COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern
Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:


             Renewal Premium Payments   New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             Surrenders, Loans,         MetLife--SBR
               Withdrawals and          485B Route One South,
               Sub-Account Transfers      Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             Death Claims               MetLife--SBR
                                        485B Route One South,
                                          Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654

             All Other Policy           MetLife--SBR
               Transactions and         485B Route One South,
               Inquiries                  Suite 420
                                        Iselin, NJ 08830
                                        (888) 458-2654


   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $1 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)

   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the investment start date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.

   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.

   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.

   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.

   Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".

   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the cash value on the date of death. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".) A Policy issued in New York will mature for its net cash value when the insured attains age 100.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

INCREASE IN FACE AMOUNT

   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.

    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")

   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office (see "Communications and Payments") or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, instead of the refund of total sales charges we deducted on premiums paid in the first Policy year described above, we refund the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.

                                     SALES AND   COST OF
                                      PREMIUM   INSURANCE
                                    TAX CHARGES  CHARGES
                                    ----------- ---------
                      Policy year 1    100%        75%
                      Policy year 2     90%        50%
                      Policy year 3     75%        25%
                      Policy year 4     60%
                      Policy year 5     45%
                      Policy year 6     30%
                      Policy year 7     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.

   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy owners and other persons with interests in the Policies should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective
October 16, 2006 we will be required to (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy owners and other persons with interests in the Policies should be aware that some Eligible Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.


DOLLAR COST AVERAGING/ASSET REBALANCING

   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.

   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the

Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, the maximum loan amount you may carry over to the new Policy is limited to 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See "Communications and Payments".)

   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. However, you can protect your Policy against lapse for the first three Policy years by making certain minimum premium payments.

    In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.


   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Policy will remain in force for one month as long as the payment made in that month, less partial surrenders and loans, equals the maximum amount (based on policy guarantees) required to be paid at the end of the guarantee period to keep the policy in force for that month. If you make a Policy transaction that changes the amount of the Policy charges for that month, then the amount needed to ensure that the policy will stay in force for the additional month will change accordingly.


   Unless your Policy is protected by the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium, and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.


   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.


   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

   The following riders, some of which have been described previously, are also available:

      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

      TEMPORARY TERM INSURANCE RIDER, which provides for insurance from the date of issue to the Policy Date.


      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange). This Rider is not available in Florida and Oregon.


      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

   TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

   THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy
                                 . investment options, including premium
                                   allocations
                                 . administration of elective options
                                 . the distribution of reports to Policy Owners

Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)
                                 . overhead and other expenses for providing
                                   services and benefits
                                 . sales and marketing expenses
                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.

   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium starting in Policy year eight.

   We indicated your Target Premium on your personalized illustration.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $1 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the three year Minimum
       Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Lapse and Reinstatement".)

    -- If the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the

INSURED REACHES AGE 100. THE COST OF INSURANCE CHARGE FOR A POLICY MONTH IS EQUAL TO THE "AMOUNT AT RISK" UNDER THE POLICY, MULTIPLIED BY THE COST OF INSURANCE RATE FOR THAT POLICY MONTH. WE DETERMINE THE AMOUNT AT RISK ON THE FIRST DAY OF THE POLICY MONTH AFTER WE PROCESS THE MONTHLY DEDUCTION (EXCEPT FOR THE MORTALITY AND EXPENSE RISK CHARGE). THE AMOUNT AT RISK IS THE AMOUNT BY WHICH THE DEATH BENEFIT (DISCOUNTED AT THE MONTHLY EQUIVALENT OF 4% PER YEAR) EXCEEDS THE POLICY'S CASH VALUE. THE AMOUNT AT RISK IS AFFECTED BY INVESTMENT PERFORMANCE, LOANS, PREMIUM PAYMENTS, FEES AND CHARGES, PARTIAL SURRENDERS, AND FACE AMOUNT REDUCTIONS. THE COST OF INSURANCE RATE FOR YOUR POLICY CHANGES FROM MONTH TO MONTH.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.

   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:

    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;

    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and

    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.

   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.

   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.

   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

TRANSFER CHARGE

   We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis, if a term rider is added, or if your Policy is paid up or almost paid up in the first two Policy years, there is some risk that your Policy may not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover,

Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are Metropolitan Life Insurance Company, Tower Square Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.


   Distributor's sales representatives receive commissions and/or service fees for sales of the Policies. Total expenses of distributing the Policies may vary, but are expected on a present value basis not to exceed a Target Premium (see "Glossary"). Factors which have an impact on the amount of distribution expenses include the amount of premium paid, the cash value of the Policy (see "Cash Value"), as well as the compensation schedule selected by the sales representative. All or a portion of commissions may be returned if the Policy is not continued through the fifth Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders.

   Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

   Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, Metropolitan Life Insurance Company ("MetLife"), the portion that MetLife passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   One of our affiliated selling firms, MetLife Investors Distribution Company ("MLID"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLID may also enter into preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and Metropolitan Life Insurance Company. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS


   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.


                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of New England Variable Life Separate Account included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                             FINANCIAL STATEMENTS

   You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   GLOSSARY

   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.2130    0.1818
           40.......................................... 0.2961    0.2532
           50.......................................... 0.4037    0.3458
           60.......................................... 0.5328    0.4627
           70.......................................... 0.6710    0.6060
           80.......................................... 0.7949    0.7571
           90.......................................... 0.8853    0.8760
           100......................................... 1.0000    1.0000

   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138       94 through 99       101
                59               134           100+            100
                60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107         94 through 99         101
        54               157              75               105             100+              100
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                                  APPENDIX B

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES


   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,600,000 for a unisex insured aged 50. The insured is assumed to be in the automatic issue nonsmoker risk class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option 1 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor.


   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were in another risk classification, or if the Policies were issued at other than unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 1.01% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

   The gross rates of return used in the illustrations do not reflect deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.00%, 4.93% and 8.89%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. You should contact your registered representative to request a personalized illustration.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK


                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                 DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING           CASH VALUE
             ASSUMING HYPOTHETICAL                HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
POLICY --------------------------------- -------------------------------  -------------------------------
  YEAR     0%         6%         10%        0%         6%         10%        0%        6%         10%
------ ---------- ---------- ----------- --------  ---------- ----------- -------- ---------- -----------
   1   $1,600,000 $1,600,000 $ 1,600,000 $ 95,011  $  100,321 $   103,867 $ 86,823 $   92,132 $    95,679
   2    1,600,000  1,600,000   1,600,000  180,772     196,753     207,776  172,584    188,565     199,588
   3    1,600,000  1,600,000   1,600,000  257,034     289,213     312,134  257,034    289,213     312,134
   4    1,600,000  1,600,000   1,600,000  335,093     389,176     428,975  335,093    389,176     428,975
   5    1,600,000  1,600,000   1,600,000  412,080     493,750     555,866  412,080    493,750     555,866
   6    1,600,000  1,600,000   1,600,000  488,142     603,297     693,833  488,142    603,297     693,833
   7    1,600,000  1,600,000   1,761,378  563,441     718,202     843,012  563,441    718,202     843,012
   8    1,600,000  1,600,000   1,840,448  547,127     742,366     904,868  547,127    742,366     904,868
   9    1,600,000  1,600,000   1,926,028  531,855     768,398     972,424  531,855    768,398     972,424
  10    1,600,000  1,600,000   2,019,162  518,013     796,634   1,046,526  518,013    796,634   1,046,526
  15    1,600,000  1,617,989   2,559,514  439,510     949,915   1,502,681  439,510    949,915   1,502,681
  20    1,600,000  1,737,447   3,308,211  346,320   1,140,368   2,171,335  346,320  1,140,368   2,171,335
  25    1,600,000  1,928,997   4,420,933  236,261   1,396,661   3,200,909  236,261  1,396,661   3,200,909
  30    1,600,000  2,387,114   6,584,962   50,998   1,685,484   4,649,482   50,998  1,685,484   4,649,482
  35               2,500,275   8,301,600            1,990,929   6,610,431           1,990,929   6,610,431
  40               2,672,024  10,678,347            2,356,570   9,417,684           2,356,570   9,417,684
  45               3,030,879  14,578,638            2,813,826  13,534,602           2,813,826  13,534,602
  50               3,435,982  19,891,996            3,435,982  19,891,996           3,435,982  19,891,996


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50

                $102,352 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  AUTOMATIC ISSUE NONSMOKER UNDERWRITING RISK


                            $1,600,000 FACE AMOUNT

                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
            ASSUMING HYPOTHETICAL               HYPOTHETICAL                ASSUMING HYPOTHETICAL
                 GROSS ANNUAL                   GROSS ANNUAL                     GROSS ANNUAL
END OF        RATE OF RETURN OF              RATE OF RETURN OF                RATE OF RETURN OF
POLICY -------------------------------- -------------------------------- ----------------------------
 YEAR      0%         6%        10%        0%         6%        10%         0%       6%       10%
------ ---------- ---------- ----------  --------  --------  ----------  -------- -------- ----------
   1   $1,600,000 $1,600,000 $1,600,000 $ 84,239   $ 89,221  $   92,553  $ 76,051 $ 81,033 $   84,365
   2    1,600,000  1,600,000  1,600,000  158,517    173,228     183,392   150,329  165,040    175,204
   3    1,600,000  1,600,000  1,600,000  222,845    252,191     273,141   222,845  252,191    273,141
   4    1,600,000  1,600,000  1,600,000  293,563    342,640     378,847   293,563  342,640    378,847
   5    1,600,000  1,600,000  1,600,000  362,491    436,615     493,143   362,491  436,615    493,143
   6    1,600,000  1,600,000  1,600,000  429,710    534,452     617,047   429,710  534,452    617,047
   7    1,600,000  1,600,000  1,600,000  495,272    636,517     751,708   495,272  636,517    751,708
   8    1,600,000  1,600,000  1,620,835  467,213    645,679     796,894   467,213  645,679    796,894
   9    1,600,000  1,600,000  1,672,584  437,481    653,959     844,464   437,481  653,959    844,464
  10    1,600,000  1,600,000  1,725,664  405,857    661,222     894,407   405,857  661,222    894,407
  15    1,600,000  1,600,000  2,010,101  204,626    672,450   1,180,122   204,626  672,450  1,180,122
  20               1,600,000  2,323,622             600,294   1,525,102            600,294  1,525,102
  25               1,600,000  2,663,729             321,583   1,928,633            321,583  1,928,633
  30                          3,240,665                       2,288,156                     2,288,156
  35                          3,129,016                       2,491,585                     2,491,585
  40                          3,117,217                       2,749,205                     2,749,205
  45                          3,391,212                       3,148,354                     3,148,354
  50                          3,239,079                       3,239,079                     3,239,079


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.


   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.





File No. 811-3713

                                 ANNUAL REPORT

                                       OF

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                                       OF

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2005, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Separate Account of NELICO as of December 31, 2005, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 22, 2006

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                        ZENITH       BLACKROCK      BLACKROCK         MFS        HARRIS OAKMARK    FI VALUE
                                        EQUITY      BOND INCOME    MONEY MARKET   TOTAL RETURN   FOCUSED VALUE      LEADERS
                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                     ------------   ------------   ------------   ------------   --------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost
 $745,840,016).....................  $763,785,732   $         --   $        --    $         --    $         --    $        --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost
 $136,375,053).....................            --    137,457,782            --              --              --             --
BlackRock Money Market Portfolio
 (932,100 Shares; cost
 $93,209,976)......................            --             --    93,209,972              --              --             --
MFS Total Return Portfolio
 (880,759 Shares; cost
 $121,087,288).....................            --             --            --     130,422,744              --             --
Harris Oakmark Focused Value
 Portfolio
 (725,731 Shares; cost
 $135,900,872).....................            --             --            --              --     192,442,084             --
FI Value Leaders Portfolio
 (435,689 Shares; cost
 $75,860,033)......................            --             --            --              --              --     84,122,825
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost
 $127,817,045).....................            --             --            --              --              --             --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost
 $290,205,038).....................            --             --            --              --              --             --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost
 $229,761,884).....................            --             --            --              --              --             --
Salomon Brothers U.S. Government
 Portfolio
 (478,823 Shares; cost
 $5,895,824).......................            --             --            --              --              --             --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (771,572 Shares; cost
 $9,828,742).......................            --             --            --              --              --             --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost
 $14,508,227)......................            --             --            --              --              --             --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost
 $24,396,424)......................            --             --            --              --              --             --
Jennison Growth Portfolio
 (662,632 Shares; cost
 $6,857,242).......................            --             --            --              --              --             --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost
 $20,764,806)......................            --             --            --              --              --             --
FI International Stock Portfolio
 (3,608,983 Shares; cost
 $33,985,428)......................            --             --            --              --              --             --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost
 $56,380,625)......................            --             --            --              --              --             --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost
 $195,278,913).....................            --             --            --              --              --             --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,781,239 Shares; cost
 $30,332,009)......................            --             --            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost
 $10,921,280)......................            --             --            --              --              --             --
MetLife Mid Cap Stock Index
 Portfolio
 (986,176 Shares; cost
 $11,811,589)......................            --             --            --              --              --             --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost
 $6,058,561).......................            --             --            --              --              --             --
BlackRock Investment Trust
 Portfolio
 (60,039 Shares; cost
 $1,487,190).......................            --             --            --              --              --             --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost
 $4,866,461).......................            --             --            --              --              --             --
Neuberger Berman Mid Cap Value
 Portfolio
 (1,581,184 Shares; cost
 $29,106,021)......................            --             --            --              --              --             --
Harris Oakmark Large Cap Value
 Portfolio
 (1,027,860 Shares; cost
 $12,957,611)......................            --             --            --              --              --             --
T. Rowe Price Large Cap Growth
 Portfolio
 (454,997 Shares; cost
 $5,699,159).......................            --             --            --              --              --             --
T. Rowe Price Small Cap Growth
 Portfolio
 (152,457 Shares; cost
 $2,151,591).......................            --             --            --              --              --             --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost
 $2,312,366).......................            --             --            --              --              --             --
BlackRock Aggressive Growth
 Portfolio
 (36,178 Shares; cost $749,093)....            --             --            --              --              --             --
BlackRock Diversified Portfolio
 (192,877 Shares; cost
 $3,061,706).......................            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Investments..................   763,785,732    137,457,782    93,209,972     130,422,744     192,442,084     84,122,825
Cash and Accounts Receivable.......            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Assets.......................   763,785,732    137,457,782    93,209,972     130,422,744     192,442,084     84,122,825
LIABILITIES:
Due to New England Life Insurance
 Company...........................    (3,248,524)      (857,308)     (962,972)       (822,892)     (1,066,145)      (524,795)
                                     ------------   ------------   -----------    ------------    ------------    -----------
NET ASSETS.........................  $760,537,208   $136,600,474   $92,247,000    $129,599,852    $191,375,939    $83,598,030
                                     ============   ============   ===========    ============    ============    ===========

                                     LOOMIS SAYLES
                                       SMALL CAP
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost
 $745,840,016).....................  $         --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost
 $136,375,053).....................            --
BlackRock Money Market Portfolio
 (932,100 Shares; cost
 $93,209,976)......................            --
MFS Total Return Portfolio
 (880,759 Shares; cost
 $121,087,288).....................            --
Harris Oakmark Focused Value
 Portfolio
 (725,731 Shares; cost
 $135,900,872).....................            --
FI Value Leaders Portfolio
 (435,689 Shares; cost
 $75,860,033)......................            --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost
 $127,817,045).....................   157,976,369
Davis Venture Value Portfolio
 (11,626,486 Shares; cost
 $290,205,038).....................            --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost
 $229,761,884).....................            --
Salomon Brothers U.S. Government
 Portfolio
 (478,823 Shares; cost
 $5,895,824).......................            --
Salomon Brothers Strategic Bond
 Opportunities Portfolio
 (771,572 Shares; cost
 $9,828,742).......................            --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost
 $14,508,227)......................            --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost
 $24,396,424)......................            --
Jennison Growth Portfolio
 (662,632 Shares; cost
 $6,857,242).......................            --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost
 $20,764,806)......................            --
FI International Stock Portfolio
 (3,608,983 Shares; cost
 $33,985,428)......................            --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost
 $56,380,625)......................            --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost
 $195,278,913).....................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 (2,781,239 Shares; cost
 $30,332,009)......................            --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost
 $10,921,280)......................            --
MetLife Mid Cap Stock Index
 Portfolio
 (986,176 Shares; cost
 $11,811,589)......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost
 $6,058,561).......................            --
BlackRock Investment Trust
 Portfolio
 (60,039 Shares; cost
 $1,487,190).......................            --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost
 $4,866,461).......................            --
Neuberger Berman Mid Cap Value
 Portfolio
 (1,581,184 Shares; cost
 $29,106,021)......................            --
Harris Oakmark Large Cap Value
 Portfolio
 (1,027,860 Shares; cost
 $12,957,611)......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 (454,997 Shares; cost
 $5,699,159).......................            --
T. Rowe Price Small Cap Growth
 Portfolio
 (152,457 Shares; cost
 $2,151,591).......................            --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost
 $2,312,366).......................            --
BlackRock Aggressive Growth
 Portfolio
 (36,178 Shares; cost $749,093)....            --
BlackRock Diversified Portfolio
 (192,877 Shares; cost
 $3,061,706).......................            --
                                     ------------
Total Investments..................   157,976,369
Cash and Accounts Receivable.......            --
                                     ------------
Total Assets.......................   157,976,369
LIABILITIES:
Due to New England Life Insurance
 Company...........................      (862,330)
                                     ------------
NET ASSETS.........................  $157,114,039
                                     ============

                       See Notes to Financial Statements.

                    BLACKROCK LEGACY
        DAVIS            LARGE         SALOMON BROTHERS        SALOMON BROTHERS        MFS INVESTORS    FI MID CAP      JENNISON
    VENTURE VALUE      CAP GROWTH      U.S. GOVERNMENT          STRATEGIC BOND             TRUST       OPPORTUNITIES     GROWTH
     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      OPPORTUNITIES SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
    -------------   ----------------   ----------------   --------------------------   -------------   -------------   -----------
    $         --      $         --        $       --              $       --            $        --     $        --    $       --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
     359,374,687                --                --                      --                     --              --            --
              --       224,062,763                --                      --                     --              --            --
              --                --         5,851,219                      --                     --              --            --
              --                --                --               9,814,394                     --              --            --
              --                --                --                      --             17,006,704
              --                --                --                      --                     --      32,148,617            --
              --                --                --                      --                     --              --     8,203,381
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
              --                --                --                      --                     --              --            --
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
     359,374,687       224,062,763         5,851,219               9,814,394             17,006,704      32,148,617     8,203,381
              --                --           137,757                      --                     --              --            --
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
     359,374,687       224,062,763         5,988,976               9,814,394             17,006,704      32,148,617     8,203,381
      (2,220,748)       (1,494,212)               --                (301,436)              (191,354)       (240,696)     (102,200)
    ------------      ------------        ----------              ----------            -----------     -----------    ----------
    $357,153,939      $222,568,551        $5,988,976              $9,512,958            $16,815,350     $31,907,921    $8,101,181
    ============      ============        ==========              ==========            ===========     ===========    ==========


       RUSSELL
     2000 INDEX
     SUB-ACCOUNT
     -----------
     $        --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
      24,936,492
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
     -----------
      24,936,492
              --
     -----------
      24,936,492
        (182,841)
     -----------
     $24,753,651
     ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                            FI INTERNATIONAL      BLACKROCK        METLIFE        LEHMAN BROTHERS
                                                 STOCK         STRATEGIC VALUE   STOCK INDEX    AGGREGATE BOND INDEX
                                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                                            ----------------   ---------------   ------------   --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost $745,840,016)....    $        --        $        --     $         --       $        --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost $136,375,053)....             --                 --               --                --
BlackRock Money Market Portfolio
 (932,100 Shares; cost $93,209,976).......             --                 --               --                --
MFS Total Return Portfolio
 (880,759 Shares; cost $121,087,288)......             --                 --               --                --
Harris Oakmark Focused Value Portfolio
 (725,731 Shares; cost $135,900,872)......             --                 --               --                --
FI Value Leaders Portfolio
 (435,689 Shares; cost $75,860,033).......             --                 --               --                --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost $127,817,045)......             --                 --               --                --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost $290,205,038)...             --                 --               --                --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost $229,761,884)...             --                 --               --                --
Salomon Brothers U.S. Government Portfolio
 (478,823 Shares; cost $5,895,824)........             --                 --               --                --
Salomon Brothers Strategic Bond
 Opportunities Portfolio (771,572 Shares;
 cost $9,828,742).........................             --                 --               --                --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost $14,508,227).....             --                 --               --                --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost $24,396,424).....             --                 --               --                --
Jennison Growth Portfolio
 (662,632 Shares; cost $6,857,242)........             --                 --               --                --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost $20,764,806).....             --                 --               --                --
FI International Stock Portfolio
 (3,608,983 Shares; cost $33,985,428).....     48,649,097                 --               --                --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost $56,380,625).....             --         70,708,144               --                --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost $195,278,913)....             --                 --      214,737,969                --
Lehman Brothers Aggregate Bond Index
 Portfolio (2,781,239 Shares; cost
 $30,332,009).............................             --                 --               --        30,065,191
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost $10,921,280).....             --                 --               --                --
MetLife Mid Cap Stock Index Portfolio
 (986,176 Shares; cost $11,811,589).......             --                 --               --                --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost $6,058,561)........             --                 --               --                --
BlackRock Investment Trust Portfolio
 (60,039 Shares; cost $1,487,190).........             --                 --               --                --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost $4,866,461)........             --                 --               --                --
Neuberger Berman Mid Cap Value Portfolio
 (1,581,184 Shares; cost $29,106,021).....             --                 --               --                --
Harris Oakmark Large Cap Value Portfolio
 (1,027,860 Shares; cost $12,957,611).....             --                 --               --                --
T. Rowe Price Large Cap Growth Portfolio
 (454,997 Shares; cost $5,699,159)........             --                 --               --                --
T. Rowe Price Small Cap Growth Portfolio
 (152,457 Shares; cost $2,151,591)........             --                 --               --                --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost $2,312,366)........             --                 --               --                --
BlackRock Aggressive Growth Portfolio
 (36,178 Shares; cost $749,093)...........             --                 --               --                --
BlackRock Diversified Portfolio
 (192,877 Shares; cost $3,061,706)........             --                 --               --                --
                                              -----------        -----------     ------------       -----------
Total Investments.........................     48,649,097         70,708,144      214,737,969        30,065,191
Cash and Accounts Receivable..............             --                 --               --                --
                                              -----------        -----------     ------------       -----------
Total Assets..............................     48,649,097         70,708,144      214,737,969        30,065,191
LIABILITIES:
Due to New England Life Insurance
 Company..................................       (333,150)          (470,797)      (1,352,801)         (231,512)
                                              -----------        -----------     ------------       -----------
NET ASSETS................................    $48,315,947        $70,237,347     $213,385,168       $29,833,679
                                              ===========        ===========     ============       ===========


                                            MORGAN STANLEY         METLIFE         FRANKLIN TEMPLETON
                                              EAFE INDEX     MID CAP STOCK INDEX    SMALL CAP GROWTH
                                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                            --------------   -------------------   ------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (1,833,027 Shares; cost $745,840,016)....   $        --         $        --           $       --
BlackRock Bond Income Portfolio
 (1,244,074 Shares; cost $136,375,053)....            --                  --                   --
BlackRock Money Market Portfolio
 (932,100 Shares; cost $93,209,976).......            --                  --                   --
MFS Total Return Portfolio
 (880,759 Shares; cost $121,087,288)......            --                  --                   --
Harris Oakmark Focused Value Portfolio
 (725,731 Shares; cost $135,900,872)......            --                  --                   --
FI Value Leaders Portfolio
 (435,689 Shares; cost $75,860,033).......            --                  --                   --
Loomis Sayles Small Cap Portfolio
 (678,622 Shares; cost $127,817,045)......            --                  --                   --
Davis Venture Value Portfolio
 (11,626,486 Shares; cost $290,205,038)...            --                  --                   --
BlackRock Legacy Large Cap Growth
 Portfolio
 (10,325,473 Shares; cost $229,761,884)...            --                  --                   --
Salomon Brothers U.S. Government Portfolio
 (478,823 Shares; cost $5,895,824)........            --                  --                   --
Salomon Brothers Strategic Bond
 Opportunities Portfolio (771,572 Shares;
 cost $9,828,742).........................            --                  --                   --
MFS Investors Trust Portfolio
 (1,738,927 Shares; cost $14,508,227).....            --                  --                   --
FI Mid Cap Opportunities Portfolio
 (1,840,219 Shares; cost $24,396,424).....            --                  --                   --
Jennison Growth Portfolio
 (662,632 Shares; cost $6,857,242)........            --                  --                   --
Russell 2000 Index Portfolio
 (1,791,415 Shares; cost $20,764,806).....            --                  --                   --
FI International Stock Portfolio
 (3,608,983 Shares; cost $33,985,428).....            --                  --                   --
BlackRock Strategic Value Portfolio
 (3,809,706 Shares; cost $56,380,625).....            --                  --                   --
MetLife Stock Index Portfolio
 (6,468,011 Shares; cost $195,278,913)....            --                  --                   --
Lehman Brothers Aggregate Bond Index
 Portfolio (2,781,239 Shares; cost
 $30,332,009).............................            --                  --                   --
Morgan Stanley EAFE Index Portfolio
 (1,034,976 Shares; cost $10,921,280).....    13,402,943                  --                   --
MetLife Mid Cap Stock Index Portfolio
 (986,176 Shares; cost $11,811,589).......            --          14,230,522                   --
Franklin Templeton Small Cap Growth
 Portfolio
 (653,229 Shares; cost $6,058,561)........            --                  --            6,813,183
BlackRock Investment Trust Portfolio
 (60,039 Shares; cost $1,487,190).........            --                  --                   --
BlackRock Large Cap Value Portfolio
 (427,000 Shares; cost $4,866,461)........            --                  --                   --
Neuberger Berman Mid Cap Value Portfolio
 (1,581,184 Shares; cost $29,106,021).....            --                  --                   --
Harris Oakmark Large Cap Value Portfolio
 (1,027,860 Shares; cost $12,957,611).....            --                  --                   --
T. Rowe Price Large Cap Growth Portfolio
 (454,997 Shares; cost $5,699,159)........            --                  --                   --
T. Rowe Price Small Cap Growth Portfolio
 (152,457 Shares; cost $2,151,591)........            --                  --                   --
Oppenheimer Global Equity Portfolio
 (165,153 Shares; cost $2,312,366)........            --                  --                   --
BlackRock Aggressive Growth Portfolio
 (36,178 Shares; cost $749,093)...........            --                  --                   --
BlackRock Diversified Portfolio
 (192,877 Shares; cost $3,061,706)........            --                  --                   --
                                             -----------         -----------           ----------
Total Investments.........................    13,402,943          14,230,522            6,813,183
Cash and Accounts Receivable..............            --                  --                   --
                                             -----------         -----------           ----------
Total Assets..............................    13,402,943          14,230,522            6,813,183
LIABILITIES:
Due to New England Life Insurance
 Company..................................      (132,519)           (153,256)             (93,714)
                                             -----------         -----------           ----------
NET ASSETS................................   $13,270,424         $14,077,266           $6,719,469
                                             ===========         ===========           ==========

                       See Notes to Financial Statements.

                                                                HARRIS
       BLACKROCK          BLACKROCK      NEUBERGER BERMAN       OAKMARK        T. ROWE PRICE      T. ROWE PRICE      OPPENHEIMER
    INVESTMENT TRUST   LARGE CAP VALUE    MID CAP VALUE     LARGE CAP VALUE   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY
      SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
    ----------------   ---------------   ----------------   ---------------   ----------------   ----------------   -------------
       $       --        $       --        $        --        $        --        $       --         $       --       $       --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
        1,669,080                --                 --                 --                --                 --               --
               --         5,363,123                 --                 --                --                 --               --
               --                --         33,173,234                 --                --                 --               --
               --                --                 --         13,454,693                --                 --               --
               --                --                 --                 --         6,156,102                 --               --
               --                --                 --                 --                --          2,306,681               --
               --                --                 --                 --                --                 --        2,497,109
               --                --                 --                 --                --                 --               --
               --                --                 --                 --                --                 --               --
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
        1,669,080         5,363,123         33,173,234         13,454,693         6,156,102          2,306,681        2,497,109
               --                --                 --                 --                --                 --               --
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
        1,669,080         5,363,123         33,173,234         13,454,693         6,156,102          2,306,681        2,497,109
          (55,756)         (137,182)          (229,667)          (125,887)          (90,776)           (57,827)         (61,468)
       ----------        ----------        -----------        -----------        ----------         ----------       ----------
       $1,613,324        $5,225,941        $32,943,567        $13,328,806        $6,065,326         $2,248,854       $2,435,641
       ==========        ==========        ===========        ===========        ==========         ==========       ==========


         BLACKROCK        BLACKROCK
     AGGRESSIVE GROWTH   DIVERSIFIED
        SUB-ACCOUNT      SUB-ACCOUNT
     -----------------   -----------
         $     --        $       --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
          812,206                --
               --         3,149,680
         --------        ----------
          812,206         3,149,680
               --                --
         --------        ----------
          812,206         3,149,680
          (34,045)          (67,213)
         --------        ----------
         $778,161        $3,082,467
         ========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005

                                                  METLIFE CONSERVATIVE    METLIFE CONSERVATIVE    METLIFE MODERATE
                                                       ALLOCATION        TO MODERATE ALLOCATION      ALLOCATION
                                                      SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
                                                  --------------------   ----------------------   ----------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................        $510,018                $     --             $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................              --                 239,143                     --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............              --                      --              3,800,727
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............              --                      --                     --
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................              --                      --                     --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........              --                      --                     --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........              --                      --                     --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........              --                      --                     --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........              --                      --                     --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........              --                      --                     --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........              --                      --                     --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........              --                      --                     --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............              --                      --                     --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............              --                      --                     --
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............              --                      --                     --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........              --                      --                     --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............              --                      --                     --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............              --                      --                     --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............              --                      --                     --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........              --                      --                     --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................              --                      --                     --
                                                        --------                --------             ----------
Total investments...............................         510,018                 239,143              3,800,727
Cash and Accounts Receivable....................              --                      --                     --
                                                        --------                --------             ----------
Total assets....................................         510,018                 239,143              3,800,727
LIABILITIES:
Due to New England Life Insurance Company.......         (15,598)                 (8,536)               (62,811)
                                                        --------                --------             ----------
NET ASSETS......................................        $494,420                $230,607             $3,737,916
                                                        ========                ========             ==========


                                                   METLIFE MODERATE TO
                                                  AGGRESSIVE ALLOCATION
                                                       SUB-ACCOUNT
                                                  ---------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................       $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................               --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............               --
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............        2,864,154
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................               --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........               --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........               --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........               --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........               --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........               --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........               --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............               --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............               --
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............               --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........               --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............               --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............               --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............               --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........               --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................               --
                                                       ----------
Total investments...............................        2,864,154
Cash and Accounts Receivable....................               --
                                                       ----------
Total assets....................................        2,864,154
LIABILITIES:
Due to New England Life Insurance Company.......          (45,189)
                                                       ----------
NET ASSETS......................................       $2,818,965
                                                       ==========



                       See Notes to Financial Statements.


     METLIFE AGGRESSIVE   AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS GLOBAL   FIDELITY VIP    FIDELITY VIP
         ALLOCATION           GROWTH       GROWTH-INCOME    SMALL CAPITALIZATION    EQUITY-INCOME     OVERSEAS
        SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
     ------------------   --------------   --------------   ---------------------   -------------   ------------
          $     --         $         --     $         --         $        --        $         --    $         --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
           414,738                   --               --                  --                  --              --
                --          185,307,756               --                  --                  --              --
                --                   --      102,854,962                  --                  --              --
                --                   --               --          47,858,698                  --              --
                --                   --               --                  --         161,023,955              --
                --                   --               --                  --                  --     137,875,167
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
                --                   --               --                  --                  --              --
          --------         ------------     ------------         -----------        ------------    ------------
           414,738          185,307,756      102,854,962          47,858,698         161,023,955     137,875,167
                --                   --               --                  --                  --              --
          --------         ------------     ------------         -----------        ------------    ------------
           414,738          185,307,756      102,854,962          47,858,698         161,023,955     137,875,167
            (9,408)            (964,892)        (522,886)           (269,831)         (1,003,854)       (736,956)
          --------         ------------     ------------         -----------        ------------    ------------
          $405,330         $184,342,864     $102,332,076         $47,588,867        $160,020,101    $137,138,211
          ========         ============     ============         ===========        ============    ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2005


                                                  T. ROWE PRICE       PIMCO       RCM GLOBAL      LAZARD
                                                  MID-CAP GROWTH   TOTAL RETURN   TECHNOLOGY      MID-CAP
                                                   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                                  --------------   ------------   -----------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND
MetLife Conservative Allocation Portfolio
 (49,182 Shares; cost $505,190).................   $        --     $        --    $       --    $       --
MetLife Conservative to Moderate Allocation
 Portfolio
 (22,561 Shares; cost $237,188).................            --              --            --            --
MetLife Moderate Allocation Portfolio
 (351,269 Shares; cost $3,720,658)..............            --              --            --            --
MetLife Moderate to Aggressive Allocation
 Portfolio
 (259,200 Shares; cost $2,804,516)..............            --              --            --            --
MetLife Aggressive Allocation Portfolio
 (37,030 Shares; cost $402,038).................            --              --            --            --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN
 FUND")
American Funds Growth Portfolio
 (3,141,874 Shares; cost $137,621,352)..........            --              --            --            --
American Funds Growth-Income Portfolio
 (2,698,189 Shares; cost $85,202,415)...........            --              --            --            --
American Funds Global Small Capitalization
 Portfolio
 (2,266,037 Shares; cost $34,621,176)...........            --              --            --            --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY
 FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,317,142 Shares; cost $142,116,323)..........            --              --            --            --
Fidelity VIP Overseas Portfolio
 (6,689,722 Shares; cost $119,324,285)..........            --              --            --            --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (2,060,148 Shares; cost $14,624,430)...........    17,490,658              --            --            --
PIMCO Total Return Portfolio
 (3,603,216 Shares; cost $41,805,899)...........            --      41,797,308            --            --
RCM Global Technology Portfolio
 (738,800 Shares; cost $3,476,697)..............            --              --     3,775,270            --
Lazard Mid Cap Portfolio
 (447,770 Shares; cost $6,041,279)..............            --              --            --     6,112,062
Met/AIM Small Cap Growth Portfolio
 (277,813 Shares; cost $3,310,841)..............            --              --            --            --
Harris Oakmark International Portfolio
 (1,742,804 Shares; cost $24,159,770)...........            --              --            --            --
Janus Aggressive Growth Portfolio
 (396,771 Shares; cost $2,829,555)..............            --              --            --            --
Neuberger Berman Real Estate Portfolio
 (763,730 Shares; cost $9,756,224)..............            --              --            --            --
MFS Research International Portfolio
 (311,027 Shares; cost $3,759,757)..............            --              --            --            --
Lord Abbett Bond Debenture Portfolio
 (2,817,431 Shares; cost $34,568,149)...........            --              --            --            --
Oppenheimer Capital Appreciation Portfolio
 (17,133 Shares; cost $148,613).................            --              --            --            --
                                                   -----------     -----------    ----------    ----------
Total investments...............................    17,490,658      41,797,308     3,775,270     6,112,062
Cash and Accounts Receivable....................            --              --            --            --
                                                   -----------     -----------    ----------    ----------
Total assets....................................    17,490,658      41,797,308     3,775,270     6,112,062
LIABILITIES:
Due to New England Life Insurance Company.......      (178,931)       (289,581)      (85,006)     (109,277)
                                                   -----------     -----------    ----------    ----------
NET ASSETS......................................   $17,311,727     $41,507,727    $3,690,264    $6,002,785
                                                   ===========     ===========    ==========    ==========



                       See Notes to Financial Statements.


         MET/AIM        HARRIS OAKMARK         JANUS         NEUBERGER BERMAN            MFS              LORD ABBETT
     SMALL CAP GROWTH   INTERNATIONAL    AGGRESSIVE GROWTH     REAL ESTATE      RESEARCH INTERNATIONAL   BOND DEBENTURE
       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
     ----------------   --------------   -----------------   ----------------   ----------------------   --------------
        $       --       $        --        $       --         $        --            $       --          $        --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
                --                --                --                  --                    --                   --
         3,794,922                --                --                  --                    --                   --
                --        28,285,700                --                  --                    --                   --
                --                --         3,451,910                  --                    --                   --
                --                --                --          10,806,779                    --                   --
                --                --                --                  --             4,043,358                   --
                --                --                --                  --                    --           34,598,051
                --                --                --                  --                    --                   --
        ----------       -----------        ----------         -----------            ----------          -----------
         3,794,922        28,285,700         3,451,910          10,806,779             4,043,358           34,598,051
                --                --                --                  --                    --                   --
        ----------       -----------        ----------         -----------            ----------          -----------
         3,794,922        28,285,700         3,451,910          10,806,779             4,043,358           34,598,051
           (95,029)         (200,431)         (110,453)           (102,349)              (34,455)            (241,302)
        ----------       -----------        ----------         -----------            ----------          -----------
        $3,699,893       $28,085,269        $3,341,457         $10,704,430            $4,008,903          $34,356,749
        ==========       ===========        ==========         ===========            ==========          ===========


         OPPENHEIMER
     CAPITAL APPRECIATION
         SUB-ACCOUNT
     --------------------
           $     --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
                 --
            148,889
           --------
            148,889
                 --
           --------
            148,889
             (1,908)
           --------
           $146,981
           ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                            ZENITH                                   BLACKROCK BOND
                                                            EQUITY                                       INCOME
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................  $ 6,876,189    $ 3,411,599    $ 1,820,842    $ 7,258,925    $ 8,235,432     $4,545,688
 Expenses...............................    4,495,973      4,541,230      4,126,251        772,945        813,298        854,253
                                          -----------    -----------    ------------   -----------    -----------     ----------
Net investment income (loss)............    2,380,216     (1,129,631)    (2,305,409)     6,485,980      7,422,134      3,691,435
                                          -----------    -----------    ------------   -----------    -----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................   (5,379,155)     4,057,343     (8,134,637)       996,410        245,067        657,629
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................   70,211,420     70,546,187    193,027,791     (4,913,177)    (2,269,317)     3,019,330
                                          -----------    -----------    ------------   -----------    -----------     ----------
Net realized and unrealized gains
 (losses) on investments................   64,832,265     74,603,530    184,893,154     (3,916,767)    (2,024,250)     3,676,959
                                          -----------    -----------    ------------   -----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $67,212,481    $73,473,899    $182,587,745   $ 2,569,213    $ 5,397,884     $7,368,394
                                          ===========    ===========    ============   ===========    ===========     ==========



                       See Notes to Financial Statements.

                    BLACKROCK                                       MFS
                   MONEY MARKET                                 TOTAL RETURN
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $2,504,875      $915,027       $857,854     $ 3,785,288    $ 3,715,998    $ 1,627,223
        414,735       462,459        555,804         769,066        729,474        572,612
     ----------      --------       --------     -----------    -----------    -----------
      2,090,140       452,568        302,050       3,016,222      2,986,524      1,054,611
     ----------      --------       --------     -----------    -----------    -----------
             --            (4)           109      (5,994,499)    (5,633,903)    (1,462,525)
             --             4           (109)      6,226,980     15,194,015     14,838,405
     ----------      --------       --------     -----------    -----------    -----------
             --            --             --         232,481      9,560,112     13,375,880
     ----------      --------       --------     -----------    -----------    -----------
     $2,090,140      $452,568       $302,050     $ 3,248,703    $12,546,636    $14,430,491
     ==========      ========       ========     ===========    ===========    ===========

                   HARRIS OAKMARK
                   FOCUSED VALUE
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $ 2,033,770    $ 1,867,780    $   194,451
       1,028,292        977,548        801,709
     -----------    -----------    -----------
       1,005,478        890,232       (607,258)
     -----------    -----------    -----------
      10,028,942      6,197,900      2,072,341
       5,681,945      8,518,741     37,646,195
     -----------    -----------    -----------
      15,710,887     14,716,641     39,718,536
     -----------    -----------    -----------
     $16,716,365    $15,606,873    $39,111,278
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                           FI VALUE                                  LOOMIS SAYLES
                                                           LEADERS                                     SMALL CAP
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................  $   928,280    $   983,288    $   506,851     $1,892,004    $        --    $        --
 Expenses...............................      531,868        506,988        451,676        942,436        916,512        788,840
                                          -----------    -----------    -----------     ----------    -----------    -----------
Net investment income (loss)............      396,412        476,300         55,175        949,568       (916,512)      (788,840)
                                          -----------    -----------    -----------     ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................   (2,000,300)    (2,858,137)    (3,299,189)     7,354,968      3,394,070        496,209
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    9,329,675     11,836,413     19,298,428      1,095,808     19,269,186     38,409,165
                                          -----------    -----------    -----------     ----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments................    7,329,375      8,978,276     15,999,239      8,450,776     22,663,256     38,905,374
                                          -----------    -----------    -----------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 7,725,787    $ 9,454,576    $16,054,414     $9,400,344    $21,746,744    $38,116,534
                                          ===========    ===========    ===========     ==========    ===========    ===========



                       See Notes to Financial Statements.

                  DAVIS VENTURE                               BLACKROCK LEGACY
                      VALUE                                   LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 2,385,741    $ 1,849,820    $   962,168    $   927,385    $        --    $   113,475
      2,023,092      1,934,790      1,616,839      1,349,395      1,392,378      1,277,023
    -----------    -----------    -----------    ------------   ------------   ------------
        362,649        (84,970)      (654,671)      (422,010)    (1,392,378)    (1,163,548)
    -----------    -----------    -----------    ------------   ------------   ------------
      4,781,824      5,903,902      2,248,831    (14,537,569)   (14,910,736)   (16,506,451)
     26,829,481     29,634,368     68,401,357     28,235,221     33,813,560     76,978,626
    -----------    -----------    -----------    ------------   ------------   ------------
     31,611,305     35,538,270     70,650,188     13,697,652     18,902,824     60,472,175
    -----------    -----------    -----------    ------------   ------------   ------------
    $31,973,954    $35,453,300    $69,995,517    $13,275,642    $17,510,446    $59,308,627
    ===========    ===========    ===========    ============   ============   ============

                  SALOMON BROTHERS
                  U.S. GOVERNMENT
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $124,684       $19,692        $ 21,915
         12,987         9,142          10,743
       --------       -------        --------
        111,697        10,550          11,172
       --------       -------        --------
            474        22,258          17,323
        (63,876)       (8,495)        (20,770)
       --------       -------        --------
        (63,402)       13,763          (3,447)
       --------       -------        --------
       $ 48,295       $24,313        $  7,725
       ========       =======        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                       SALOMON BROTHERS                                   MFS
                                                 STRATEGIC BOND OPPORTUNITIES                       INVESTORS TRUST
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................   $ 254,009       $ 49,503       $ 29,958      $   78,835     $   30,960     $   14,939
 Expenses...............................      26,433         17,458         14,640          96,184         78,062         26,952
                                           ---------       --------       --------      ----------     ----------     ----------
Net investment income (loss)............     227,576         32,045         15,318         (17,349)       (47,102)       (12,013)
                                           ---------       --------       --------      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................     129,189         15,924           (968)        864,228       (268,170)      (409,975)
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    (186,816)        82,194        144,628         294,541      2,208,942      1,376,363
                                           ---------       --------       --------      ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments................     (57,627)        98,118        143,660       1,158,769      1,940,772        966,388
                                           ---------       --------       --------      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $ 169,949       $130,163       $158,978      $1,141,420     $1,893,670     $  954,375
                                           =========       ========       ========      ==========     ==========     ==========



                       See Notes to Financial Statements.

                    FI MID CAP                                    MET/PUTNAM                        JENNISON      RUSSELL 2000
                  OPPORTUNITIES                                     VOYAGER                          GROWTH          INDEX
                   SUB-ACCOUNT                                    SUB-ACCOUNT                     SUB-ACCOUNT     SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------   --------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR
       ENDED          ENDED          ENDED       JAN 1, 2005 TO       ENDED          ENDED       MAY 1, 2005 TO      ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      APRIL 30,      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005           2004           2003            2005             2004           2003            2005            2005
    ------------   ------------   ------------   ---------------   ------------   ------------   --------------   ------------
     $       --    $   160,274    $        --      $    33,514      $   8,343     $        --      $       --      $1,061,571
        176,847        171,497        145,350           10,926         36,385          35,622          23,580         116,225
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
       (176,847)       (11,223)      (145,350)          22,588        (28,042)        (35,622)        (23,580)        945,346
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
       (428,954)    (3,457,450)    (8,848,297)         422,861       (367,078)     (1,420,059)        113,996       1,047,635
      2,538,292      8,296,333     16,405,131       (1,008,877)       697,588       3,007,526       1,346,139        (920,521)
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
      2,109,338      4,838,883      7,556,834         (586,016)       330,510       1,587,467       1,460,135         127,114
     ----------    -----------    -----------      -----------      ---------     -----------      ----------      ----------
     $1,932,491    $ 4,827,660    $ 7,411,484      $  (563,428)     $ 302,468     $ 1,551,845      $1,436,555      $1,072,460
     ==========    ===========    ===========      ===========      =========     ===========      ==========      ==========

          RUSSELL 2000
                INDEX
             SUB-ACCOUNT
     ---------------------------
     FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,
         2004           2003
     ------------   ------------
      $   79,487     $   61,730
          91,194         50,761
      ----------     ----------
         (11,707)        10,969
      ----------     ----------
         624,110       (218,557)
       2,397,634      4,042,967
      ----------     ----------
       3,021,744      3,824,410
      ----------     ----------
      $3,010,037     $3,835,379
      ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                       FI INTERNATIONAL                                BLACKROCK
                                                            STOCK                                   STRATEGIC VALUE
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS)
Income:
 Dividends..............................   $  280,738     $  483,656    $   208,174    $ 4,835,969     $       --    $        --
 Expenses...............................      246,068        210,552        180,795        350,929        329,632        220,330
                                           ----------     ----------    -----------    -----------     ----------    -----------
Net investment income (loss)............       34,670        273,104         27,379      4,485,040       (329,632)      (220,330)
                                           ----------     ----------    -----------    -----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................       60,812       (888,146)    (1,596,931)     2,738,291      1,890,673       (644,461)
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    7,358,863      6,749,239      9,520,606     (4,669,915)     7,770,697     18,233,077
                                           ----------     ----------    -----------    -----------     ----------    -----------
Net realized and unrealized gains
 (losses) on investments................    7,419,680      5,861,093      7,923,675     (1,931,624)     9,661,370     17,588,616
                                           ----------     ----------    -----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $7,454,350     $6,134,197    $ 7,951,054    $ 2,553,416     $9,331,738    $17,368,286
                                           ==========     ==========    ===========    ===========     ==========    ===========



                       See Notes to Financial Statements.

                   METLIFE                                    LEHMAN BROTHERS                 MORGAN STANLEY
                 STOCK INDEX                                AGGREGATE BOND INDEX               EAFE INDEX
                 SUB-ACCOUNT                                    SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------------------------   ------------------------------------------   ------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003           2005
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $3,421,268    $ 1,776,087    $ 3,035,764     $1,157,616     $  854,440     $1,454,150     $  179,280
      1,270,350      1,252,610      1,108,540        103,536        108,678        117,048         45,771
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
      2,150,918        523,477      1,927,224      1,054,080        745,762      1,337,102        133,509
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
       (869,033)    (2,768,451)    (6,888,669)         8,478        223,193        226,944        820,065
      6,994,271     21,768,164     48,248,495       (564,840)        43,507       (790,508)       569,205
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
      6,125,238     18,999,713     41,359,826       (556,362)       266,700       (563,564)     1,389,270
     ----------    -----------    -----------     ----------     ----------     ----------     ----------
     $8,276,156    $19,523,190    $43,287,050     $  497,718     $1,012,462     $  773,538     $1,522,779
     ==========    ===========    ===========     ==========     ==========     ==========     ==========

         MORGAN STANLEY
             EAFE INDEX
             SUB-ACCOUNT
---  ---------------------------
     FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,
         2004           2003
     ------------   ------------
      $   49,781     $   41,271
          31,552         14,729
      ----------     ----------
          18,229         26,542
      ----------     ----------
         595,987         (4,000)
         912,436      1,159,515
      ----------     ----------
       1,508,423      1,155,515
      ----------     ----------
      $1,526,652     $1,182,057
      ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                    METLIFE                                    FRANKLIN TEMPLETON
                                              MID CAP STOCK INDEX                               SMALL CAP GROWTH
                                                  SUB-ACCOUNT                                      SUB-ACCOUNT
                                   ------------------------------------------   -------------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
                                      ENDED          ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                       2005           2004           2003           2005           2004              2003
                                   ------------   ------------   ------------   ------------   ------------   -------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.......................   $  759,136     $   60,464     $   21,611     $ 214,727       $     --          $     --
 Expenses........................       52,899         34,891         22,659        27,835         21,764            10,623
                                    ----------     ----------     ----------     ---------       --------          --------
Net investment income (loss).....      706,237         25,573         (1,048)      186,892        (21,764)          (10,623)
                                    ----------     ----------     ----------     ---------       --------          --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions...........      662,040        221,460        (99,390)      375,574        173,561           (86,599)
Change in net unrealized
 appreciation (depreciation) of
 investments for the year........      184,066      1,119,929      1,548,974      (268,460)       359,472           862,991
                                    ----------     ----------     ----------     ---------       --------          --------
Net realized and unrealized gains
 (losses) on investments.........      846,106      1,341,389      1,449,584       107,114        533,033           776,392
                                    ----------     ----------     ----------     ---------       --------          --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS......................   $1,552,343     $1,366,962     $1,448,536     $ 294,006       $511,269          $765,769
                                    ==========     ==========     ==========     =========       ========          ========



                       See Notes to Financial Statements.

                        BLACKROCK                                         BLACKROCK                          NEUBERGER BERMAN
                    INVESTMENT TRUST                                   LARGE CAP VALUE                         MID CAP VALUE
                       SUB-ACCOUNT                                       SUB-ACCOUNT                            SUB-ACCOUNT
    -------------------------------------------------   ---------------------------------------------   ---------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO       ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
        2005           2004              2003               2005           2004            2003             2005           2004
    ------------   ------------   -------------------   ------------   ------------   ---------------   ------------   ------------
      $15,079        $  7,745          $  4,032           $ 87,503       $     --        $ 18,169        $2,001,719     $  381,579
        3,792           3,831             2,173             17,673         13,608           6,469           132,620         71,827
      -------        --------          --------           --------       --------        --------        ----------     ----------
       11,287           3,914             1,859             69,830        (13,608)         11,700         1,869,099        309,752
      -------        --------          --------           --------       --------        --------        ----------     ----------
       91,015          23,584            (9,549)           148,397        386,999           7,098           708,334        877,164
      (52,412)        104,808           167,330             54,281         22,099         430,295           476,829      1,788,862
      -------        --------          --------           --------       --------        --------        ----------     ----------
       38,603         128,392           157,781            202,678        409,098         437,393         1,185,163      2,666,026
      -------        --------          --------           --------       --------        --------        ----------     ----------
      $49,890        $132,306          $159,640           $272,508       $395,490        $449,093        $3,054,262     $2,975,778
      =======        ========          ========           ========       ========        ========        ==========     ==========

      NEUBERGER BERMAN
        MID CAP VALUE
         SUB-ACCOUNT
     -------------------
       FOR THE PERIOD
     JANUARY 14, 2002 TO
        DECEMBER 31,
            2003
     -------------------
         $   17,255
             33,313
         ----------
            (16,058)
         ----------
            (53,468)
          2,029,909
         ----------
          1,976,441
         ----------
         $1,960,383
         ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                    HARRIS OAKMARK                          T. ROWE PRICE
                                                                   LARGE CAP VALUE                        LARGE CAP GROWTH
                                                                     SUB-ACCOUNT                             SUB-ACCOUNT
                                                     --------------------------------------------   -----------------------------
                                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                                        ENDED          ENDED       MAY 1, 2002 TO      ENDED       MAY 3, 2004 TO
                                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2005           2004            2003            2005            2004
                                                     ------------   ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................................   $  83,913       $ 35,901        $     --        $ 22,907        $    --
 Expenses..........................................      56,910         34,314          16,941           4,385            501
                                                      ---------       --------        --------        --------        -------
Net investment income (loss).......................      27,003          1,587         (16,941)         18,522           (501)
                                                      ---------       --------        --------        --------        -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) from security
 transactions......................................     486,957        494,753          12,721          52,379           (614)
Change in net unrealized appreciation
 (depreciation) of investments for the year........    (644,749)       339,192         855,125         401,931         55,012
                                                      ---------       --------        --------        --------        -------
Net realized and unrealized gains (losses) on
 investments.......................................    (157,792)       833,945         867,846         454,310         54,398
                                                      ---------       --------        --------        --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................   $(130,789)      $835,532        $850,905        $472,832        $53,897
                                                      =========       ========        ========        ========        =======



                       See Notes to Financial Statements.

          T. ROWE PRICE                      OPPENHEIMER                      BLACKROCK                       BLACKROCK
        SMALL CAP GROWTH                    GLOBAL EQUITY                 AGGRESSIVE GROWTH                  DIVERSIFIED
           SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
---------------------------------   -----------------------------   -----------------------------   -----------------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005            2004            2005            2004            2005            2004            2005            2004
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
      $     --        $    --         $  4,794         $   --         $    --         $    --         $ 23,386        $    --
         2,744            224            3,627             42           1,689             510            6,411            979
      --------        -------         --------         ------         -------         -------         --------        -------
        (2,744)          (224)           1,167            (42)         (1,689)           (510)          16,975           (979)
      --------        -------         --------         ------         -------         -------         --------        -------
        35,555           (602)          14,077            125          29,202             860           42,119            890
       111,744         43,347          177,774          6,969          29,347          33,766           41,409         46,566
      --------        -------         --------         ------         -------         -------         --------        -------
       147,299         42,745          191,851          7,094          58,549          34,626           83,528         47,456
      --------        -------         --------         ------         -------         -------         --------        -------
      $144,555        $42,521         $193,018         $7,052         $56,860         $34,116         $100,503        $46,477
      ========        =======         ========         ======         =======         =======         ========        =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                   METLIFE            METLIFE CONSERVATIVE          METLIFE
                                                           CONSERVATIVE ALLOCATION   TO MODERATE ALLOCATION   MODERATE ALLOCATION
                                                                 SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
                                                           -----------------------   ----------------------   -------------------
                                                               FOR THE PERIOD            FOR THE PERIOD         FOR THE PERIOD
                                                               MAY 1, 2005 TO            MAY 1, 2005 TO         MAY 1, 2005 TO
                                                                DECEMBER 31,              DECEMBER 31,           DECEMBER 31,
                                                                    2005                      2005                   2005
                                                           -----------------------   ----------------------   -------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................          $2,107                    $  966                 $15,526
 Expenses................................................             574                       189                   2,590
                                                                   ------                    ------                 -------
Net investment income (loss).............................           1,533                       777                  12,936
                                                                   ------                    ------                 -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) from security transactions...              35                     1,590                   1,188
Change in net unrealized appreciation (depreciation) of
 investments for the year................................           4,828                     1,955                  80,069
                                                                   ------                    ------                 -------
Net realized and unrealized gains (losses) on
 investments.............................................           4,863                     3,545                  81,257
                                                                   ------                    ------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................          $6,396                    $4,322                 $94,193
                                                                   ======                    ======                 =======



                       See Notes to Financial Statements.

        METLIFE MODERATE              METLIFE                        AMERICAN FUNDS
    TO AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION                     GROWTH
          SUB-ACCOUNT               SUB-ACCOUNT                       SUB-ACCOUNT
    ------------------------   ---------------------   ------------------------------------------
         FOR THE PERIOD           FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
         MAY 1, 2005 TO           MAY 1, 2005 TO          ENDED          ENDED          ENDED
          DECEMBER 31,             DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
              2005                     2005                2005           2004           2003
    ------------------------   ---------------------   ------------   ------------   ------------
            $11,134                   $ 2,653          $ 1,155,350    $   218,587    $    89,989
              2,174                       350              725,394        577,685        348,713
            -------                   -------          -----------    -----------    -----------
              8,960                     2,303              429,956       (359,098)      (258,724)
            -------                   -------          -----------    -----------    -----------
              4,220                     1,271            2,405,771      1,069,623       (740,689)
             59,638                    12,700           21,506,036     13,265,948     20,874,621
            -------                   -------          -----------    -----------    -----------
             63,858                    13,971           23,911,807     14,335,571     20,133,932
            -------                   -------          -----------    -----------    -----------
            $72,818                   $16,274          $24,341,763    $13,976,473    $19,875,208
            =======                   =======          ===========    ===========    ===========

                   AMERICAN FUNDS
                   GROWTH-INCOME
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $1,697,883     $  698,000    $   534,735
         407,832        338,893        220,319
      ----------     ----------    -----------
       1,290,051        359,107        314,416
      ----------     ----------    -----------
       1,956,707      1,048,558       (344,078)
       2,102,684      5,902,884     13,921,980
      ----------     ----------    -----------
       4,059,391      6,951,442     13,577,902
      ----------     ----------    -----------
      $5,349,442     $7,310,549    $13,892,318
      ==========     ==========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                        AMERICAN FUNDS                                  FIDELITY
                                                 GLOBAL SMALL CAPITALIZATION                       VIP EQUITY-INCOME
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................   $  346,171     $       --     $   59,233    $ 8,297,107    $ 3,014,233    $ 2,453,994
 Expenses...............................      174,725        112,234         56,101        968,260        984,556        867,159
                                           ----------     ----------     ----------    -----------    -----------    -----------
Net investment income (loss)............      171,446       (112,234)         3,132      7,328,847      2,029,677      1,586,835
                                           ----------     ----------     ----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................    2,045,188        863,723        206,759      4,169,368      6,054,787      3,057,078
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................    6,281,497      3,579,827      4,450,306     (3,446,973)     8,365,954     32,047,140
                                           ----------     ----------     ----------    -----------    -----------    -----------
Net realized and unrealized gains
 (losses) on investments................    8,326,685      4,443,550      4,657,065        722,395     14,420,741     35,104,218
                                           ----------     ----------     ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $8,498,131     $4,331,316     $4,660,197    $ 8,051,242    $16,450,418    $36,691,053
                                           ==========     ==========     ==========    ===========    ===========    ===========



                       See Notes to Financial Statements.

                     FIDELITY                                       T. ROWE PRICE
                   VIP OVERSEAS                                    MID-CAP GROWTH
                    SUB-ACCOUNT                                      SUB-ACCOUNT
    -------------------------------------------   -------------------------------------------------
    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
       ENDED           ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
        2005            2004           2003           2005           2004              2003
    ------------    ------------   ------------   ------------   ------------   -------------------
    $ 1,457,161     $ 1,388,161    $   787,294     $  368,914     $       --        $       --
        756,839         739,957        604,976         66,861         39,670            16,606
    -----------     -----------    -----------     ----------     ----------        ----------
        700,322         648,204        182,318        302,053        (39,670)          (16,606)
    -----------     -----------    -----------     ----------     ----------        ----------
        976,472      (1,480,246)    (5,236,010)       607,665        528,262          (186,614)
     19,836,609      15,709,356     42,374,348      1,202,380        995,330         1,114,108
    -----------     -----------    -----------     ----------     ----------        ----------
     20,813,081      14,229,110     37,138,338      1,810,045      1,523,592           927,494
    -----------     -----------    -----------     ----------     ----------        ----------
    $21,513,403     $14,877,314    $37,320,656     $2,112,098     $1,483,922        $  910,888
    ===========     ===========    ===========     ==========     ==========        ==========

                       PIMCO
                    TOTAL RETURN
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $286,207      $2,158,813      $499,758
        158,792         133,151       110,655
       --------      ----------      --------
        127,415       2,025,662       389,103
       --------      ----------      --------
        148,971         239,643       278,352
        477,776        (911,352)       81,019
       --------      ----------      --------
        626,747        (671,709)      359,371
       --------      ----------      --------
       $754,162      $1,353,953      $748,474
       ========      ==========      ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                          RCM GLOBAL                                     LAZARD
                                                          TECHNOLOGY                                    MID-CAP
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................    $ 25,657      $   2,853       $     --      $ 666,226       $     --       $ 22,307
 Expenses...............................      15,761         17,970          7,072         28,093         20,653          8,330
                                            --------      ---------       --------      ---------       --------       --------
Net investment income (loss)............       9,896        (15,117)        (7,072)       638,133        (20,653)        13,977
                                            --------      ---------       --------      ---------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions..................     (70,742)       387,107         21,687        230,324        354,012          1,636
Change in net unrealized appreciation
 (depreciation) of investments for the
 year...................................     409,427       (617,576)       526,988       (443,804)       129,409        399,111
                                            --------      ---------       --------      ---------       --------       --------
Net realized and unrealized gains
 (losses) on investments................     338,685       (230,469)       548,675       (213,480)       483,421        400,747
                                            --------      ---------       --------      ---------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............    $348,581      $(245,586)      $541,603      $ 424,653       $462,768       $414,724
                                            ========      =========       ========      =========       ========       ========



                       See Notes to Financial Statements.

                  MET/AIM SMALL                                HARRIS OAKMARK
                    CAP GROWTH                                 INTERNATIONAL
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $  77,549       $     --       $     --      $  361,167     $    3,474      $ 58,411
        18,759         20,687         12,757          90,152         38,488         5,947
     ---------       --------       --------      ----------     ----------      --------
        58,790        (20,687)       (12,757)        271,015        (35,014)       52,464
     ---------       --------       --------      ----------     ----------      --------
       337,036        277,085        105,553         592,237        347,269        12,684
      (114,128)       (25,476)       704,818       2,041,888      1,503,080       581,719
     ---------       --------       --------      ----------     ----------      --------
       222,908        251,609        810,371       2,634,125      1,850,349       594,403
     ---------       --------       --------      ----------     ----------      --------
     $ 281,698       $230,922       $797,614      $2,905,140     $1,815,335      $646,867
     =========       ========       ========      ==========     ==========      ========

                       JANUS
                 AGGRESSIVE GROWTH
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
       $  3,598       $     --      $      --
         15,219         10,497          8,972
       --------       --------      ---------
        (11,621)       (10,497)        (8,972)
       --------       --------      ---------
        316,472         84,224       (258,917)
        137,586        110,794        718,951
       --------       --------      ---------
        454,058        195,018        460,034
       --------       --------      ---------
       $442,437       $184,521      $ 451,062
       ========       ========      =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                                    NEUBERGER BERMAN                  MFS RESEARCH
                                                                       REAL ESTATE                    INTERNATIONAL
                                                                       SUB-ACCOUNT                     SUB-ACCOUNT
                                                              -----------------------------   -----------------------------
                                                              FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                                                 ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------   --------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................   $   12,751       $127,992        $200,866        $ 1,777
 Expenses...................................................       34,808          3,775           6,112            265
                                                               ----------       --------        --------        -------
Net investment income (loss)................................      (22,057)       124,217         194,754          1,512
                                                               ----------       --------        --------        -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......      201,804            562          52,795          1,101
Change in net unrealized appreciation (depreciation) of
 investments for the year...................................      847,791        202,765         232,397         51,203
                                                               ----------       --------        --------        -------
Net realized and unrealized gains (losses) on investments...    1,049,595        203,327         285,192         52,304
                                                               ----------       --------        --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $1,027,538       $327,544        $479,946        $53,816
                                                               ==========       ========        ========        =======



                       See Notes to Financial Statements.

                    LORD ABBETT                        OPPENHEIMER
                   BOND DEBENTURE                  CAPITAL APPRECIATION
                    SUB-ACCOUNT                        SUB-ACCOUNT
    --------------------------------------------   --------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR      FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED          MAY 1, 2005 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,       DECEMBER 31,
        2005            2004            2003               2005
    ------------   --------------   ------------   --------------------
    $ 3,758,584      $2,463,487     $ 1,497,530           $1,529
        118,297         164,260         147,544              166
    -----------      ----------     -----------           ------
      3,640,287       2,299,227       1,349,986            1,363
    -----------      ----------     -----------           ------
        338,350         379,767      (4,099,423)             205
     (3,442,079)       (243,945)      8,050,306              276
    -----------      ----------     -----------           ------
     (3,103,729)        135,822       3,950,883              481
    -----------      ----------     -----------           ------
    $   536,558      $2,435,049     $ 5,300,869           $1,844
    ===========      ==========     ===========           ======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       ZENITH                                         BLACKROCK
                                                       EQUITY                                        BOND INCOME
                                                     SUB-ACCOUNT                                     SUB-ACCOUNT
                                    ---------------------------------------------    --------------------------------------------
                                    FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                       ENDED           ENDED            ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        2005            2004             2003            2005            2004            2003
                                    ------------    ------------     ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).....  $  2,380,216    $ (1,129,631)    $ (2,305,409)   $  6,485,980    $  7,422,134    $  3,691,435
 Net realized gains (losses) from
  security transactions...........    (5,379,155)      4,057,343       (8,134,637)        996,410         245,067         657,629
 Change in net unrealized
  appreciation (depreciation) of
  investments.....................    70,211,420      70,546,187      193,027,791      (4,913,177)     (2,269,317)      3,019,330
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations.......................    67,212,481      73,473,899      182,587,745       2,569,213       5,397,884       7,368,394
                                    ------------    ------------     ------------    ------------    ------------    ------------
From capital transactions:
 Net premiums.....................    65,714,595      77,098,971       89,754,517      19,391,114      21,438,847      22,218,426
 Redemptions......................   (63,761,967)    (57,461,572)     (51,388,819)    (11,256,719)     (9,264,316)     (7,580,949)
                                    ------------    ------------     ------------    ------------    ------------    ------------
 Total net premiums
  (redemptions)...................     1,952,628      19,637,399       38,365,698       8,134,395      12,174,531      14,637,477
 Net sub-account transfers........   (25,730,819)    (23,057,097)     (30,645,796)     (3,904,856)     (5,850,684)       (890,219)
 Net other transfers..............   (51,257,267)    (57,830,098)     (57,026,596)    (12,854,536)    (13,646,559)    (13,817,386)
                                    ------------    ------------     ------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions.....................   (75,035,458)    (61,249,796)     (49,306,694)     (8,624,997)     (7,322,712)        (70,128)
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET CHANGE IN NET ASSETS..........    (7,822,977)     12,224,103      133,281,051      (6,055,784)     (1,924,828)      7,298,266
NET ASSETS -- BEGINNING OF
 PERIOD...........................   768,360,185     756,136,082      622,855,031     142,656,258     144,581,086     137,282,820
                                    ------------    ------------     ------------    ------------    ------------    ------------
NET ASSETS -- END OF PERIOD.......  $760,537,208    $768,360,185     $756,136,082    $136,600,474    $142,656,258    $144,581,086
                                    ============    ============     ============    ============    ============    ============



                       See Notes to Financial Statements.

                    BLACKROCK                                       MFS
                   MONEY MARKET                                 TOTAL RETURN
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,090,140   $    452,568   $    302,050   $  3,016,222   $  2,986,524   $  1,054,611
              --             (4)           109     (5,994,499)    (5,633,903)    (1,462,525)
              --              4           (109)     6,226,980     15,194,015     14,838,405
    ------------   ------------   ------------   ------------   ------------   ------------
       2,090,140        452,568        302,050      3,248,703     12,546,636     14,430,491
    ------------   ------------   ------------   ------------   ------------   ------------
     107,472,471     61,096,899     59,868,783     15,024,558     15,407,527     14,769,888
     (16,353,390)   (19,400,297)   (13,469,916)    (8,701,870)    (6,514,766)    (4,157,626)
    ------------   ------------   ------------   ------------   ------------   ------------
      91,119,081     41,696,602     46,398,867      6,322,688      8,892,761     10,612,262
     (63,053,463)   (27,211,983)   (24,894,875)       385,064     18,569,863      2,423,346
     (29,011,188)   (27,915,764)   (30,426,253)   (11,577,109)   (11,305,283)    (9,085,734)
    ------------   ------------   ------------   ------------   ------------   ------------
        (945,570)   (13,431,145)    (8,922,261)    (4,869,357)    16,157,341      3,949,874
    ------------   ------------   ------------   ------------   ------------   ------------
       1,144,570    (12,978,577)    (8,620,211)    (1,620,654)    28,703,977     18,380,365
      91,102,430    104,081,007    112,701,218    131,220,506    102,516,529     84,136,164
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 92,247,000   $ 91,102,430   $104,081,007   $129,599,852   $131,220,506   $102,516,529
    ============   ============   ============   ============   ============   ============

                      HARRIS OAKMARK
                       FOCUSED VALUE
                        SUB-ACCOUNT
     -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR      FOR THE YEAR
        ENDED          ENDED              ENDED
     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2005           2004              2003
     ------------   ------------   -------------------
     $  1,005,478   $    890,232      $   (607,258)
       10,028,942      6,197,900         2,072,341
        5,681,945      8,518,741        37,646,195
     ------------   ------------      ------------
       16,716,365     15,606,873        39,111,278
     ------------   ------------      ------------
       22,603,533     24,581,993        23,628,782
      (12,852,592)   (10,462,871)       (7,245,783)
     ------------   ------------      ------------
        9,750,941     14,119,122        16,382,999
       (1,228,394)     2,926,787         6,793,497
       16,336,860    (15,838,957)      (13,962,777)
     ------------   ------------      ------------
       (7,814,313)     1,206,952         9,213,719
     ------------   ------------      ------------
        8,902,052     16,813,825        48,324,997
      182,473,887    165,660,062       117,335,065
     ------------   ------------      ------------
     $191,375,939   $182,473,887      $165,660,062
     ============   ============      ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                            FI
                                                      VALUE LEADERS
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                        ENDED             ENDED             ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2005              2004              2003
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).....  $   396,412       $   476,300       $    55,175
  Net realized gains (losses) from
   security transactions...........   (2,000,300)       (2,858,137)       (3,299,189)
  Change in net unrealized
   appreciation (depreciation) of
   investments.....................    9,329,675        11,836,413        19,298,428
                                     -----------       -----------       -----------
Net increase (decrease) in net
 assets resulting from
 operations........................    7,725,787         9,454,576        16,054,414
                                     -----------       -----------       -----------
From capital transactions:
  Net premiums.....................    8,896,771        10,368,616        12,107,470
  Redemptions......................   (4,628,579)       (4,611,153)       (3,999,213)
                                     -----------       -----------       -----------
  Total net premiums
   (redemptions)...................    4,268,192         5,757,463         8,108,257
  Net sub-account transfers........   (1,898,427)       (3,533,876)       (5,024,334)
  Net other transfers..............   (7,186,659)       (7,070,057)       (7,338,672)
                                     -----------       -----------       -----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (4,816,894)       (4,846,470)       (4,254,749)
                                     -----------       -----------       -----------
NET CHANGE IN NET ASSETS...........    2,908,893         4,608,106        11,799,665
NET ASSETS -- BEGINNING OF
 PERIOD............................   80,689,137        76,081,031        64,281,366
                                     -----------       -----------       -----------
NET ASSETS -- END OF PERIOD........  $83,598,030       $80,689,137       $76,081,031
                                     ===========       ===========       ===========

                                                      LOOMIS SAYLES
                                                        SMALL CAP
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                        ENDED             ENDED             ENDED
                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                         2005              2004              2003
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).....  $    949,568      $   (916,512)     $   (788,840)
  Net realized gains (losses) from
   security transactions...........     7,354,968         3,394,070           496,209
  Change in net unrealized
   appreciation (depreciation) of
   investments.....................     1,095,808        19,269,186        38,409,165
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................     9,400,344        21,746,744        38,116,534
                                     ------------      ------------      ------------
From capital transactions:
  Net premiums.....................    17,455,776        19,433,844        22,141,769
  Redemptions......................   (12,583,666)       (9,439,720)       (6,905,500)
                                     ------------      ------------      ------------
  Total net premiums
   (redemptions)...................     4,872,110         9,994,124        15,236,269
  Net sub-account transfers........    (2,197,482)       (3,806,363)       (4,945,535)
  Net other transfers..............   (12,679,752)      (13,370,209)      (13,122,406)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (10,005,124)       (7,182,448)       (2,831,672)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........      (604,780)       14,564,296        35,284,862
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,718,819       143,154,523       107,869,661
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $157,114,039      $157,718,819      $143,154,523
                                     ============      ============      ============



                       See Notes to Financial Statements.

                      DAVIS                                   BLACKROCK LEGACY
                  VENTURE VALUE                               LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $    362,649   $    (84,970)  $   (654,671)  $   (422,010)  $ (1,392,378)  $ (1,163,548)
       4,781,824      5,903,902      2,248,831    (14,537,569)   (14,910,736)   (16,506,451)
      26,829,481     29,634,368     68,401,357     28,235,221     33,813,560     76,978,626
    ------------   ------------   ------------   ------------   ------------   ------------
      31,973,954     35,453,300     69,995,517     13,275,642     17,510,446     59,308,627
    ------------   ------------   ------------   ------------   ------------   ------------
      45,304,294     48,906,599     50,679,220     32,017,760     38,154,373     45,221,422
     (29,290,905)   (18,912,665)   (14,383,047)   (18,606,628)   (14,455,997)   (11,751,978)
    ------------   ------------   ------------   ------------   ------------   ------------
      16,013,389     29,993,934     36,296,173     13,411,132     23,698,376     33,469,444
       4,723,509       (921,279)    (2,223,360)   (11,651,043)   (14,077,758)   (17,265,746)
     (31,143,049)   (31,625,084)   (30,573,850)   (21,307,705)   (23,646,137)   (25,268,081)
    ------------   ------------   ------------   ------------   ------------   ------------
     (10,406,151)    (2,552,429)     3,498,963    (19,547,616)   (14,025,519)    (9,064,383)
    ------------   ------------   ------------   ------------   ------------   ------------
      21,567,803     32,900,871     73,494,480     (6,271,974)     3,484,927     50,244,244
     335,586,136    302,685,265    229,190,785    228,840,525    225,355,598    175,111,354
    ------------   ------------   ------------   ------------   ------------   ------------
    $357,153,939   $335,586,136   $302,685,265   $222,568,551   $228,840,525   $225,355,598
    ============   ============   ============   ============   ============   ============

                  SALOMON BROTHERS
                  U.S. GOVERNMENT
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $  111,697     $   10,550     $   11,172
             474         22,258         17,323
         (63,876)        (8,495)       (20,770)
      ----------     ----------     ----------
          48,295         24,313          7,725
      ----------     ----------     ----------
         602,814         75,003             --
        (111,050)       (81,031)       (37,215)
      ----------     ----------     ----------
         491,764         (6,028)       (37,215)
       3,928,870        460,484       (219,727)
           4,107          8,249          3,351
      ----------     ----------     ----------
       4,424,741        462,705       (253,591)
      ----------     ----------     ----------
       4,473,036        487,018       (245,866)
       1,515,940      1,028,922      1,274,788
      ----------     ----------     ----------
      $5,988,976     $1,515,940     $1,028,922
      ==========     ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                SALOMON BROTHERS                                       MFS
                                          STRATEGIC BOND OPPORTUNITIES                           INVESTORS TRUST
                                                  SUB-ACCOUNT                                      SUB-ACCOUNT
                                   ------------------------------------------   -------------------------------------------------
                                   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR      FOR THE YEAR
                                      ENDED          ENDED          ENDED          ENDED          ENDED              ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                       2005           2004           2003           2005           2004              2003
                                   ------------   ------------   ------------   ------------   ------------   -------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income (loss)...    $  227,576     $   32,045     $   15,318    $   (17,349)   $   (47,102)       $  (12,013)
 Net realized gains (losses)
  from security transactions....       129,189         15,924           (968)       864,228       (268,170)         (409,975)
 Change in net unrealized
  appreciation (depreciation) of
  investments...................      (186,816)        82,194        144,628        294,541      2,208,942         1,376,363
                                    ----------     ----------     ----------    -----------    -----------        ----------
Net increase (decrease) in net
 assets resulting from
 operations.....................       169,949        130,163        158,978      1,141,420      1,893,670           954,375
                                    ----------     ----------     ----------    -----------    -----------        ----------
From capital transactions:
 Net premiums...................       944,706         92,149             --      2,591,798      2,312,260         1,147,796
 Redemptions....................      (195,025)      (113,630)       (14,950)    (1,141,659)      (650,266)         (163,074)
                                    ----------     ----------     ----------    -----------    -----------        ----------
 Total net premiums
  (redemptions).................       749,681        (21,481)       (14,950)     1,450,139      1,661,994           984,722
 Net sub-account transfers......     4,983,850      2,103,776        307,148     (1,664,038)    10,233,192          (117,190)
 Net other transfers............      (275,463)        34,479        (37,201)    (1,875,837)    (1,466,513)         (671,565)
                                    ----------     ----------     ----------    -----------    -----------        ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions...................     5,458,068      2,116,774        254,997     (2,089,736)    10,428,673           195,967
                                    ----------     ----------     ----------    -----------    -----------        ----------
NET CHANGE IN NET ASSETS........     5,628,017      2,246,937        413,975       (948,316)    12,322,343         1,150,342
NET ASSETS -- BEGINNING OF
 PERIOD.........................     3,884,941      1,638,004      1,224,029     17,763,666      5,441,323         4,290,981
                                    ----------     ----------     ----------    -----------    -----------        ----------
NET ASSETS -- END OF PERIOD.....    $9,512,958     $3,884,941     $1,638,004    $16,815,350    $17,763,666        $5,441,323
                                    ==========     ==========     ==========    ===========    ===========        ==========



                       See Notes to Financial Statements.

                    FI MID CAP                                      MET/PUTNAM                         JENNISON
                  OPPORTUNITIES                                      VOYAGER                            GROWTH
                   SUB-ACCOUNT                                     SUB-ACCOUNT                        SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------------   ---------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED          ENDED       JANUARY 1, 2005 TO      ENDED          ENDED       MAY 1, 2005 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,       APRIL 30,        DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004           2003              2005              2004           2003            2005
    ------------   ------------   ------------   ------------------   ------------   ------------   ---------------
    $  (176,847)   $   (11,223)   $  (145,350)       $   22,588        $  (28,042)   $   (35,622)     $  (23,580)
       (428,954)    (3,457,450)    (8,848,297)          422,861          (367,078)    (1,420,059)        113,996
      2,538,292      8,296,333     16,405,131        (1,008,877)          697,588      3,007,526       1,346,139
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      1,932,491      4,827,660      7,411,484          (563,428)          302,468      1,551,845       1,436,555
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      5,352,651      5,971,764      7,041,558           523,735         1,431,717      2,037,690         740,436
     (3,361,654)    (1,981,864)    (1,499,649)         (154,284)         (541,772)      (379,984)       (381,841)
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
      1,990,997      3,989,900      5,541,909           369,451           889,945      1,657,706         358,595
     (2,329,977)      (264,058)    (2,996,184)       (6,912,093)         (388,113)      (548,529)      6,853,835
     (3,159,991)    (3,638,997)    (3,227,297)         (247,540)         (867,741)    (1,103,456)       (547,804)
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
     (3,498,971)        86,845       (681,572)       (6,790,182)         (365,909)         5,721       6,664,626
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
     (1,566,480)     4,914,505      6,729,912        (7,353,610)          (63,441)     1,557,566       8,101,181
     33,474,401     28,559,896     21,829,984         7,353,610         7,417,051      5,859,485              --
    -----------    -----------    -----------        ----------        ----------    -----------      ----------
    $31,907,921    $33,474,401    $28,559,896        $       --        $7,353,610    $ 7,417,051      $8,101,181
    ===========    ===========    ===========        ==========        ==========    ===========      ==========

                    RUSSELL 2000
                       INDEX
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   945,346    $   (11,707)   $    10,969
       1,047,635        624,110       (218,557)
        (920,521)     2,397,634      4,042,967
     -----------    -----------    -----------
       1,072,460      3,010,037      3,835,379
     -----------    -----------    -----------
       3,248,510      3,130,151      2,147,657
      (1,004,080)    (1,218,534)      (414,064)
     -----------    -----------    -----------
       2,244,430      1,911,617      1,733,593
       1,826,402      4,367,569      2,137,245
      (1,957,295)    (1,503,148)    (1,106,091)
     -----------    -----------    -----------
       2,113,537      4,776,038      2,764,747
     -----------    -----------    -----------
       3,185,997      7,786,075      6,600,126
      21,567,654     13,781,579      7,181,453
     -----------    -----------    -----------
     $24,753,651    $21,567,654    $13,781,579
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       FI INTERNATIONAL
                                                            STOCK
                                                         SUB-ACCOUNT
                                          ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003
                                          ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $    34,670    $   273,104    $    27,379
 Net realized gains (losses) from
  security transactions................        60,812       (888,146)    (1,596,931)
 Change in net unrealized appreciation
  (depreciation) of investments........     7,358,868      6,749,239      9,520,606
                                          -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.............     7,454,350      6,134,197      7,951,054
                                          -----------    -----------    -----------
From capital transactions:
 Net premiums..........................     5,882,164      6,594,522      7,582,960
 Redemptions...........................    (3,760,965)    (2,263,258)    (1,266,087)
                                          -----------    -----------    -----------
 Total net premiums (redemptions)......     2,121,119      4,331,264      6,316,873
 Net sub-account transfers.............     2,376,896     (2,283,820)    (1,110,458)
 Net other transfers...................    (3,761,383)    (3,725,310)    (2,948,680)
                                          -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from capital transactions...       736,712     (1,677,866)     2,257,735
                                          -----------    -----------    -----------
NET CHANGE IN NET ASSETS...............     8,191,062      4,456,331     10,208,789
NET ASSETS -- BEGINNING OF PERIOD......    40,124,885     35,668,554     25,459,765
                                          -----------    -----------    -----------
NET ASSETS -- END OF PERIOD............   $48,315,947    $40,124,885    $35,668,554
                                          ===========    ===========    ===========

                                                         BLACKROCK
                                                      STRATEGIC VALUE
                                                        SUB-ACCOUNT
                                         ------------------------------------------
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                            ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003
                                         ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........  $ 4,485,040    $  (329,632)   $  (220,330)
 Net realized gains (losses) from
  security transactions................    2,738,291      1,890,673       (644,461)
 Change in net unrealized appreciation
  (depreciation) of investments........   (4,669,915)     7,770,697     18,233,077
                                         -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.............    2,553,416      9,331,738     17,368,286
                                         -----------    -----------    -----------
From capital transactions:
 Net premiums..........................   11,576,525     12,120,052     10,089,124
 Redemptions...........................   (6,685,140)    (3,776,774)    (1,757,565)
                                         -----------    -----------    -----------
 Total net premiums (redemptions)......    4,891,385      8,343,278      8,331,559
 Net sub-account transfers.............   (3,111,264)     5,381,166      6,188,962
 Net other transfers...................   (7,515,088)    (6,841,633)    (5,485,904)
                                         -----------    -----------    -----------
Net increase (decrease) in net assets
 resulting from capital transactions...   (5,734,967)     6,882,811      9,034,617
                                         -----------    -----------    -----------
NET CHANGE IN NET ASSETS...............   (3,181,551)    16,214,549     26,402,903
NET ASSETS -- BEGINNING OF PERIOD......   73,418,898     57,204,349     30,801,446
                                         -----------    -----------    -----------
NET ASSETS -- END OF PERIOD............  $70,237,347    $73,418,898    $57,204,349
                                         ===========    ===========    ===========



                       See Notes to Financial Statements.

                     METLIFE                                  LEHMAN BROTHERS
                   STOCK INDEX                              AGGREGATE BOND INDEX
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,150,918   $    523,477   $  1,927,224   $ 1,054,080    $   745,762    $ 1,337,102
        (869,033)    (2,768,451)    (6,888,669)        8,478        223,193        226,944
       6,994,271     21,768,164     48,248,495      (564,840)        43,507       (790,508)
    ------------   ------------   ------------   -----------    -----------    -----------
       8,276,156     19,523,190     43,287,050       497,718      1,012,462        773,538
    ------------   ------------   ------------   -----------    -----------    -----------
      27,860,084     31,445,881     34,309,746     6,120,007      6,378,076      6,405,157
     (15,291,256)   (13,323,189)    (9,320,811)   (1,913,526)    (1,788,305)    (2,047,281)
    ------------   ------------   ------------   -----------    -----------    -----------
      12,568,828     18,122,692     24,988,935     4,206,481      4,589,771      4,357,876
      (4,751,511)    (4,252,995)    (6,704,351)      (39,963)       (53,381)     2,526,491
     (17,934,271)   (19,130,829)   (18,977,138)   (3,194,535)    (3,125,084)    (3,052,553)
    ------------   ------------   ------------   -----------    -----------    -----------
     (10,116,954)    (5,261,132)      (692,554)      971,983      1,411,306      3,831,814
    ------------   ------------   ------------   -----------    -----------    -----------
      (1,840,798)    14,262,058     42,594,496     1,469,701      2,423,768      4,605,352
     215,225,966    200,963,908    158,369,412    28,363,978     25,940,210     21,334,858
    ------------   ------------   ------------   -----------    -----------    -----------
    $213,385,168   $215,225,966   $200,963,908   $29,833,679    $28,363,978    $25,940,210
    ============   ============   ============   ===========    ===========    ===========

                   MORGAN STANLEY
                     EAFE INDEX
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   133,509     $   18,229     $   26,542
         820,065        595,987         (4,000)
         569,205        912,436      1,159,515
     -----------     ----------     ----------
       1,522,779      1,526,652      1,182,057
     -----------     ----------     ----------
       1,624,296      1,295,709        955,692
        (625,996)      (183,442)       (25,831)
     -----------     ----------     ----------
         998,300      1,112,267        929,861
       1,865,320      2,909,339      1,327,027
        (923,435)      (563,417)      (356,835)
     -----------     ----------     ----------
       1,940,185      3,458,189      1,900,053
     -----------     ----------     ----------
       3,462,964      4,984,841      3,082,110
       9,807,460      4,822,619      1,740,509
     -----------     ----------     ----------
     $13,270,424     $9,807,460     $4,822,619
     ===========     ==========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                       METLIFE MID CAP
                                                         STOCK INDEX
                                                         SUB-ACCOUNT
                                          ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003
                                          ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $   706,237    $    25,573     $   (1,048)
 Net realized gains (losses) from
  security transactions................       662,040        221,460        (99,390)
 Change in net unrealized appreciation
  (depreciation) of investments........       184,066      1,119,929      1,548,974
                                          -----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from operations.............     1,552,343      1,366,962      1,448,536
                                          -----------    -----------     ----------
From capital transactions:
 Net premiums..........................     1,958,858      1,877,884      1,331,548
 Redemptions...........................      (621,398)      (401,971)      (115,943)
                                          -----------    -----------     ----------
 Total net premiums (redemptions)......     1,337,460      1,475,913      1,215,605
 Net sub-account transfers.............     1,698,120      2,459,056        983,814
 Net other transfers...................    (1,248,905)      (881,483)      (721,359)
                                          -----------    -----------     ----------
Net increase (decrease) in net assets
 resulting from capital transactions...     1,786,675      3,053,486      1,478,060
                                          -----------    -----------     ----------
NET CHANGE IN NET ASSETS...............     3,339,018      4,420,448      2,926,596
NET ASSETS -- BEGINNING OF PERIOD......    10,738,248      6,317,800      3,391,204
                                          -----------    -----------     ----------
NET ASSETS -- END OF PERIOD............   $14,077,266    $10,738,248     $6,317,800
                                          ===========    ===========     ==========

                                                     FRANKLIN TEMPLETON
                                                      SMALL CAP GROWTH
                                                        SUB-ACCOUNT
                                         ------------------------------------------
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                            ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2005           2004           2003
                                         ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $  186,892     $  (21,764)    $  (10,623)
 Net realized gains (losses) from
  security transactions................      375,574        173,561        (86,599)
 Change in net unrealized appreciation
  (depreciation) of investments........     (268,460)       359,472        862,991
                                          ----------     ----------     ----------
Net increase (decrease) in net assets
 resulting from operations.............      294,006        511,269        765,769
                                          ----------     ----------     ----------
From capital transactions:
 Net premiums..........................    1,317,725      1,357,165        626,914
 Redemptions...........................     (312,434)      (358,791)       (68,310)
                                          ----------     ----------     ----------
 Total net premiums (redemptions)......    1,005,291        998,374        558,604
 Net sub-account transfers.............      (24,152)     1,260,032      1,276,977
 Net other transfers...................       49,308       (722,267)      (561,231)
                                          ----------     ----------     ----------
Net increase (decrease) in net assets
 resulting from capital transactions...    1,030,447      1,536,139      1,274,350
                                          ----------     ----------     ----------
NET CHANGE IN NET ASSETS...............    1,324,453      2,047,408      2,040,119
NET ASSETS -- BEGINNING OF PERIOD......    5,395,016      3,347,608      1,307,489
                                          ----------     ----------     ----------
NET ASSETS -- END OF PERIOD............   $6,719,469     $5,395,016     $3,347,608
                                          ==========     ==========     ==========



                       See Notes to Financial Statements.

                    BLACKROCK                                    BLACKROCK
                 INVESTMENT TRUST                             LARGE CAP VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   11,287     $    3,914      $  1,859      $   69,830     $  (13,608)    $   11,700
         91,015         23,584        (9,549)        148,397        386,999          7,098
        (52,412)       104,808       167,330          54,281         22,099        430,295
     ----------     ----------      --------      ----------     ----------     ----------
         49,890        132,306       159,640         272,508        395,490        449,093
     ----------     ----------      --------      ----------     ----------     ----------
        410,498        392,804       294,200       1,223,191        951,227        588,546
        (54,051)       (21,305)       (6,692)       (261,361)      (152,152)       (35,863)
     ----------     ----------      --------      ----------     ----------     ----------
        356,447        371,499       287,508         961,830        799,075        552,683
        122,361         69,898       209,005         828,737        858,076        768,299
       (395,743)        (5,261)      (66,161)       (590,743)      (466,148)       (43,285)
     ----------     ----------      --------      ----------     ----------     ----------
         83,065        436,136       430,352       1,199,824      1,191,003      1,277,697
     ----------     ----------      --------      ----------     ----------     ----------
        132,955        568,442       589,992       1,472,332      1,586,493      1,726,790
      1,480,369        911,927       321,935       3,753,609      2,167,116        440,326
     ----------     ----------      --------      ----------     ----------     ----------
     $1,613,324     $1,480,369      $911,927      $5,225,941     $3,753,609     $2,167,116
     ==========     ==========      ========      ==========     ==========     ==========

                  NEUBERGER BERMAN
                   MID CAP VALUE
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $ 1,869,099    $   309,752     $  (16,058)
         708,334        877,164        (53,468)
         476,829      1,788,862      2,029,909
     -----------    -----------     ----------
       3,054,262      2,975,778      1,960,383
     -----------    -----------     ----------
       4,126,831      2,408,718      1,338,647
      (1,516,434)      (846,289)      (369,440)
     -----------    -----------     ----------
       2,610,397      1,562,429        969,207
      10,234,605      5,781,147      3,377,481
      (1,705,126)    (1,152,396)      (628,765)
     -----------    -----------     ----------
      11,139,876      6,191,180      3,717,923
     -----------    -----------     ----------
      14,194,138      9,166,958      5,678,306
      18,749,429      9,582,471      3,904,165
     -----------    -----------     ----------
     $32,943,567    $18,749,429     $9,582,471
     ===========    ===========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                               HARRIS OAKMARK                              T. ROWE PRICE
                                                              LARGE CAP VALUE                            LARGE CAP GROWTH
                                                                SUB-ACCOUNT                                 SUB-ACCOUNT
                                               ----------------------------------------------     -------------------------------
                                               FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                                  ENDED            ENDED            ENDED            ENDED         MAY 3, 2004 TO
                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                   2005             2004             2003             2005              2004
                                               ------------     ------------     ------------     ------------     --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)................. $    27,003       $    1,587       $  (16,941)      $   18,522         $   (501)
 Net realized gains (losses) from security
  transactions................................     486,957          494,753           12,721           52,379             (614)
 Change in net unrealized appreciation
  (depreciation) of investments...............    (644,749)         339,192          855,125          401,931           55,012
                                               -----------       ----------       ----------       ----------         --------
Net increase (decrease) in net assets
 resulting from operations....................    (130,789)         835,532          850,905          472,832           53,897
                                               -----------       ----------       ----------       ----------         --------
From capital transactions:
 Net premiums.................................   2,755,662        2,235,177        1,051,332          591,192           34,624
 Redemptions..................................    (810,784)        (610,579)        (118,247)         (54,693)          (9,880)
                                               -----------       ----------       ----------       ----------         --------
 Total net premiums (redemptions).............   1,944,878        1,624,598          933,085          536,499           24,744
 Net sub-account transfers....................   3,367,458        2,270,235        2,713,869        4,452,406          665,219
 Net other transfers..........................  (1,369,166)        (823,467)        (304,968)        (162,957)          22,686
                                               -----------       ----------       ----------       ----------         --------
Net increase (decrease) in net assets
 resulting from capital transactions..........   3,943,170        3,071,366        3,341,986        4,825,948          712,649
                                               -----------       ----------       ----------       ----------         --------
NET CHANGE IN NET ASSETS......................   3,812,381        3,906,898        4,192,891        5,298,780          766,546
NET ASSETS -- BEGINNING OF PERIOD.............   9,516,425        5,609,527        1,416,636          766,546               --
                                               -----------       ----------       ----------       ----------         --------
NET ASSETS -- END OF PERIOD................... $13,328,806       $9,516,425       $5,609,527       $6,065,326         $766,546
                                               ===========       ==========       ==========       ==========         ========



                       See Notes to Financial Statements.

            T. ROWE PRICE                    OPPENHEIMER                      BLACKROCK                       BLACKROCK
          SMALL CAP GROWTH                  GLOBAL EQUITY                 AGGRESSIVE GROWTH                  DIVERSIFIED
             SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO      ENDED       MAY 3, 2004 TO
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2005            2004            2005            2004            2005            2004            2005            2004
    ------------   --------------   ------------   --------------   ------------   --------------   ------------   --------------
     $   (2,744)      $   (224)      $    1,167       $    (42)       $ (1,689)       $   (510)      $   16,975       $   (979)
         35,555           (602)          14,077            125          29,202             860           42,119            890
        111,744         43,347          177,774          6,969          29,347          33,766           41,409         46,566
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        144,555         42,521          193,018          7,052          56,860          34,116          100,503         46,477
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        192,959         90,341          192,624         10,117         113,786          27,689          518,291         36,784
         (4,052)        (4,220)         (27,729)           (58)         (8,996)             (1)         (54,410)          (572)
     ----------       --------       ----------       --------        --------        --------       ----------       --------
        188,907         86,121          164,895         10,059         104,790          27,688          463,881         36,212
      1,433,966        383,679        2,006,518        113,806         121,245         471,046        1,547,503        723,117
        (34,685)         3,790          (60,381)           674         (34,855)         (2,729)         118,289         46,485
     ----------       --------       ----------       --------        --------        --------       ----------       --------
      1,588,188        473,590        2,111,032        124,539         191,180         496,005        2,129,673        805,814
     ----------       --------       ----------       --------        --------        --------       ----------       --------
      1,732,743        516,111        2,304,050        131,591         248,040         530,121        2,230,176        852,291
        516,111             --          131,591             --         530,121              --          852,291             --
     ----------       --------       ----------       --------        --------        --------       ----------       --------
     $2,248,854       $516,111       $2,435,641       $131,591        $778,161        $530,121       $3,082,467       $852,291
     ==========       ========       ==========       ========        ========        ========       ==========       ========

             METLIFE            METLIFE CONSERVATIVE
     CONSERVATIVE ALLOCATION   TO MODERATE ALLOCATION
           SUB-ACCOUNT              SUB-ACCOUNT
     -----------------------   ----------------------
         FOR THE PERIOD            FOR THE PERIOD
         MAY 1, 2005 TO            MAY 1, 2005 TO
          DECEMBER 31,              DECEMBER 31,
              2005                      2005
     -----------------------   ----------------------
            $  1,533                  $    777
                  35                     1,590
               4,828                     1,955
            --------                  --------
               6,396                     4,322
            --------                  --------
              37,630                     3,539
              (2,273)                       --
            --------                  --------
              35,357                     3,539
             467,937                   211,564
             (15,270)                   11,182
            --------                  --------
             488,024                   226,285
            --------                  --------
             494,420                   230,607
                  --                        --
            --------                  --------
            $494,420                  $230,607
            ========                  ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   METLIFE              METLIFE MODERATE
                                                             MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION
                                                                 SUB-ACCOUNT              SUB-ACCOUNT
                                                             -------------------    ------------------------
                                                               FOR THE PERIOD            FOR THE PERIOD
                                                               MAY 1, 2005 TO            MAY 1, 2005 TO
                                                                DECEMBER 31,              DECEMBER 31,
                                                                    2005                      2005
                                                             -------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS:
 From operations:
  Net investment income (loss)..............................     $   12,936                $    8,960
  Net realized gains (losses) from security transactions....          1,188                     4,220
  Change in net unrealized appreciation (depreciation) of
   investments..............................................         80,069                    59,638
                                                                 ----------                ----------
  Net increase (decrease) in net assets resulting from
   operations...............................................         94,193                    72,818
                                                                 ----------                ----------
 From capital transactions:
  Net premiums..............................................        193,806                   182,303
  Redemptions...............................................           (772)                       --
                                                                 ----------                ----------
  Total net premiums (redemptions)..........................        193,034                   182,303
  Net sub-account transfers.................................      3,365,968                 2,430,641
  Net other transfers.......................................         84,721                   133,203
                                                                 ----------                ----------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................      3,643,723                 2,746,147
                                                                 ----------                ----------
NET CHANGE IN NET ASSETS....................................      3,737,916                 2,818,965
NET ASSETS -- BEGINNING OF PERIOD...........................             --                        --
                                                                 ----------                ----------
NET ASSETS -- END OF PERIOD.................................     $3,737,916                $2,818,965
                                                                 ==========                ==========



                       See Notes to Financial Statements.

           METLIFE                        AMERICAN FUNDS                               AMERICAN FUNDS
    AGGRESSIVE ALLOCATION                     GROWTH                                   GROWTH-INCOME
         SUB-ACCOUNT                       SUB-ACCOUNT                                  SUB-ACCOUNT
    ---------------------   ------------------------------------------   ------------------------------------------
       FOR THE PERIOD       FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       MAY 1, 2005 TO          ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
        DECEMBER 31,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
            2005                2005           2004           2003           2005           2004           2003
    ---------------------   ------------   ------------   ------------   ------------   ------------   ------------
          $  2,303          $    429,956   $   (359,098)  $  (258,724)   $  1,290,051   $   359,107    $   314,416
             1,271             2,405,771      1,069,623      (740,689)      1,956,707     1,048,558       (344,078)
            12,700            21,506,036     13,265,948    20,874,621       2,102,684     5,902,884     13,921,980
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            16,274            24,341,763     13,976,473    19,875,208       5,349,442     7,310,549     13,892,318
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            63,611            27,228,305     25,682,744    18,076,014      17,474,402    16,585,149     11,986,156
                --           (13,225,866)    (5,650,684)   (2,511,887)     (7,605,271)   (3,813,473)    (1,757,182)
          --------          ------------   ------------   -----------    ------------   -----------    -----------
            63,611            14,002,439     20,032,060    15,564,127       9,869,131    12,771,676     10,228,974
           325,604            22,188,970     17,317,570    25,797,183       8,683,680    11,608,011     11,608,524
              (159)          (13,810,625)   (11,909,949)   (6,639,402)     (7,253,880)   (6,267,930)    (5,699,341)
          --------          ------------   ------------   -----------    ------------   -----------    -----------
           389,056            22,380,784     25,439,681    34,721,908      11,298,931    18,111,757     16,138,157
          --------          ------------   ------------   -----------    ------------   -----------    -----------
           405,330            46,722,547     39,416,154    54,597,116      16,648,373    25,422,306     30,030,475
                --           137,620,317     98,204,163    43,607,047      85,683,703    60,261,397     30,230,922
          --------          ------------   ------------   -----------    ------------   -----------    -----------
          $405,330          $184,342,864   $137,620,317   $98,204,163    $102,332,076   $85,683,703    $60,261,397
          ========          ============   ============   ===========    ============   ===========    ===========

                   AMERICAN FUNDS
            GLOBAL SMALL CAPITALIZATION
                    SUB-ACCOUNT
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
     $   171,446    $  (112,234)   $     3,132
       2,045,188        863,723        206,759
       6,281,497      3,579,827      4,450,306
     -----------    -----------    -----------
       8,498,131      4,331,316      4,660,197
     -----------    -----------    -----------
       6,022,679      4,384,514      2,417,979
      (3,105,227)    (1,145,256)      (365,821)
     -----------    -----------    -----------
       2,917,452      3,239,258      2,052,158
      10,952,001      6,234,186      3,880,302
      (2,817,542)    (1,936,424)    (1,076,102)
     -----------    -----------    -----------
      11,051,911      7,537,020      4,856,358
     -----------    -----------    -----------
      19,550,042     11,868,336      9,516,555
      28,038,825     16,170,489      6,653,934
     -----------    -----------    -----------
     $47,588,867    $28,038,825    $16,170,489
     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                           FIDELITY                                     FIDELITY
                                                      VIP EQUITY-INCOME                               VIP OVERSEAS
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........   $  7,328,847   $  2,029,677   $  1,586,835   $    700,322   $    648,204   $    182,318
 Net realized gains (losses) from
  security transactions................      4,169,368      6,054,787      3,057,078        976,472     (1,480,246)    (5,236,010)
 Change in net unrealized appreciation
  (depreciation) of investments........     (3,446,973)     8,365,954     32,047,140     19,836,609     15,709,356     42,374,348
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.............      8,051,242     16,450,418     36,691,053     21,513,403     14,877,314     37,320,656
                                          ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
 Net premiums..........................     16,342,695     18,419,042     20,400,552     13,154,046     15,226,091     17,122,647
 Redemptions...........................    (13,477,077)   (11,482,048)    (9,427,069)   (10,214,804)    (9,016,896)    (6,202,508)
                                          ------------   ------------   ------------   ------------   ------------   ------------
 Total net premiums (redemptions)......      2,865,618      6,936,994     10,973,483      2,939,242      6,209,195     10,920,139
 Net sub-account transfers.............     (3,576,606)    (2,730,505)    (4,338,335)    (5,626,376)    (3,274,675)    (4,234,418)
 Net other transfers...................    (12,386,786)   (13,528,646)   (13,401,569)    (9,432,043)   (10,256,099)    (9,440,483)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions...    (13,097,774)    (9,322,157)    (6,766,421)   (12,119,177)    (7,321,579)    (2,754,762)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...............     (5,046,532)     7,128,261     29,924,632      9,394,226      7,555,735     34,565,894
NET ASSETS -- BEGINNING OF PERIOD......    165,066,633    157,938,372    128,013,740    127,743,985    120,188,250     85,622,356
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD............   $160,020,101   $165,066,633   $157,938,372   $137,138,211   $127,743,985   $120,188,250
                                          ============   ============   ============   ============   ============   ============



                       See Notes to Financial Statements.

                      T. ROWE PRICE                                        PIMCO
                     MID-CAP GROWTH                                     TOTAL RETURN
                       SUB-ACCOUNT                                      SUB-ACCOUNT
    -------------------------------------------------   --------------------------------------------
    FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       JANUARY 14, 2002 TO      ENDED          ENDED       MAY 1, 2002 TO
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004              2003               2005           2004            2003
    ------------   ------------   -------------------   ------------   ------------   --------------
    $   302,053    $   (39,670)       $  (16,606)       $   127,415    $ 2,025,662     $   389,103
        607,665        528,262          (186,614)           148,971        239,643         278,352
      1,202,380        995,330         1,114,108            477,776       (911,352)         81,019
    -----------    -----------        ----------        -----------    -----------     -----------
      2,112,098      1,483,922           910,888            754,162      1,353,953         748,474
    -----------    -----------        ----------        -----------    -----------     -----------
      2,210,701      1,687,266           664,276          7,951,787      7,653,492       6,449,772
     (1,269,316)      (372,124)          (48,139)        (2,449,202)    (1,476,339)     (1,527,429)
    -----------    -----------        ----------        -----------    -----------     -----------
        941,385      1,315,142           616,137          5,502,585      6,177,153       4,922,343
      3,515,422      3,697,620         3,020,641          5,024,207      4,868,072       9,142,667
        873,297     (1,793,465)         (975,420)        (3,569,870)    (2,882,496)     (2,079,323)
    -----------    -----------        ----------        -----------    -----------     -----------
      5,330,104      3,219,297         2,661,358          6,956,922      8,162,729      11,985,687
    -----------    -----------        ----------        -----------    -----------     -----------
      7,442,202      4,703,219         3,572,246          7,711,084      9,516,682      12,734,161
      9,869,525      5,166,306         1,594,060         33,796,643     24,279,961      11,545,800
    -----------    -----------        ----------        -----------    -----------     -----------
    $17,311,727    $ 9,869,525        $5,166,306        $41,507,727    $33,796,643     $24,279,961
    ===========    ===========        ==========        ===========    ===========     ===========

                            RCM
                     GLOBAL TECHNOLOGY
                        SUB-ACCOUNT
     -------------------------------------------------
     FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
        ENDED          ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
         2005           2004              2003
     ------------   ------------   -------------------
     $     9,896     $  (15,117)       $   (7,072)
         (70,742)       387,107            21,687
         409,427       (617,576)          526,988
     -----------     ----------        ----------
         348,581       (245,586)          541,603
     -----------     ----------        ----------
         812,663      1,027,546           408,951
        (255,182)      (228,128)          (66,341)
     -----------     ----------        ----------
         557,481        799,418           342,610
        (305,989)       496,134         2,041,259
      (3,181,526)       926,796         1,073,742
     -----------     ----------        ----------
      (2,930,034)     2,222,348         3,457,611
     -----------     ----------        ----------
      (2,581,453)     1,976,762         3,999,214
       6,271,717      4,294,955           295,741
     -----------     ----------        ----------
     $ 3,690,264     $6,271,717        $4,294,955
     ===========     ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                         LAZARD
                                                        MID-CAP
                                                      SUB-ACCOUNT
                                      --------------------------------------------
                                      FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                         ENDED          ENDED       MAY 1, 2002 TO
                                      DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                          2005           2004            2003
                                      ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......    $  638,133     $  (20,653)     $   13,977
 Net realized gains (losses) from
  security transactions............       230,324        354,012           1,636
 Change in net unrealized
  appreciation (depreciation) of
  investments......................      (443,804)       129,409         399,111
                                       ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from
 operations........................       424,653        462,768         414,724
                                       ----------     ----------      ----------
From capital transactions:
 Net premiums......................       946,465        883,000         437,915
 Redemptions.......................      (552,634)      (185,730)        (25,464)
                                       ----------     ----------      ----------
 Total net premiums
  (redemptions)....................       393,831        697,270         412,451
 Net sub-account transfers.........       775,293      1,620,063       1,149,868
 Net other transfers...............      (470,170)      (424,303)       (156,513)
                                       ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................       698,954      1,893,030       1,405,806
                                       ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........     1,123,607      2,355,798       1,820,530
NET ASSETS -- BEGINNING OF
 PERIOD............................     4,879,178      2,523,380         702,850
                                       ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........    $6,002,785     $4,879,178      $2,523,380
                                       ==========     ==========      ==========

                                                       MET/AIM
                                                   SMALL CAP GROWTH
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   58,790     $  (20,687)     $  (12,757)
 Net realized gains (losses) from
  security transactions............      337,036        277,085         105,553
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     (114,128)       (25,476)        704,818
                                      ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from
 operations........................      281,698        230,922         797,614
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      573,108        675,758         539,325
 Redemptions.......................     (187,767)      (112,013)        (30,595)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      385,341        563,745         508,730
 Net sub-account transfers.........     (434,825)      (136,895)      1,422,448
 Net other transfers...............     (400,808)      (358,005)       (290,399)
                                      ----------     ----------      ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................     (450,292)        68,845       1,640,779
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........     (168,594)       299,767       2,438,393
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,868,487      3,568,720       1,130,327
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $3,699,893     $3,868,487      $3,568,720
                                      ==========     ==========      ==========



                       See Notes to Financial Statements.

                   HARRIS OAKMARK                               JANUS AGGRESSIVE                      NEUBERGER BERMAN
                   INTERNATIONAL                                     GROWTH                              REAL ESTATE
                    SUB-ACCOUNT                                   SUB-ACCOUNT                            SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------   -----------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
       ENDED          ENDED       MAY 1, 2002 TO      ENDED          ENDED          ENDED          ENDED       MAY 3, 2004 TO
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004            2003            2005           2004           2003           2005            2004
    ------------   ------------   --------------   ------------   ------------   ------------   ------------   --------------
    $   271,015     $  (35,014)     $   52,464      $  (11,621)    $  (10,497)    $   (8,972)   $   (22,057)     $  124,217
        592,237        347,269          12,684         316,472         84,224       (258,917)       201,804             562
      2,041,888      1,503,080         581,719         137,586        110,794        718,951        847,791         202,765
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      2,905,140      1,815,335         646,867         442,437        184,521        451,062      1,027,538         327,544
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      3,525,337      2,145,796         240,079         516,302        527,069        554,767      1,356,195         203,875
     (1,070,090)      (273,358)         (4,166)       (154,582)       (87,824)       (61,581)      (311,082)         (5,285)
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
      2,455,247      1,872,438         235,913         361,720        439,245        493,186      1,045,113         198,590
     10,361,229      5,217,114       4,358,614         609,339        (63,964)        95,782      5,585,725       2,716,519
     (1,252,420)      (511,374)        (49,105)       (412,540)      (268,493)      (345,110)      (253,315)         56,716
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
     11,564,056      6,578,178       4,545,422         558,519        106,788        243,858      6,377,523       2,971,825
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
     14,469,196      8,393,513       5,192,289       1,000,956        291,309        694,920      7,405,061       3,299,369
     13,616,073      5,222,560          30,271       2,340,501      2,049,192      1,354,272      3,299,369              --
    -----------     ----------      ----------      ----------     ----------     ----------    -----------      ----------
    $28,085,269     $13,616,073     $5,222,560      $3,341,457     $2,340,501     $2,049,192    $10,704,430      $3,299,369
    ===========     ==========      ==========      ==========     ==========     ==========    ===========      ==========

                  MFS
        RESEARCH INTERNATIONAL
              SUB-ACCOUNT
     -----------------------------
     FOR THE YEAR   FOR THE PERIOD
        ENDED       MAY 3, 2004 TO
     DECEMBER 31,    DECEMBER 31,
         2005            2004
     ------------   --------------
      $  194,754       $  1,512
          52,795          1,101
         232,397         51,203
      ----------       --------
         479,946         53,816
      ----------       --------
         454,269         64,020
         (65,441)           (12)
      ----------       --------
         388,828         64,008
       2,305,761        701,333
         (24,755)        39,966
      ----------       --------
       2,669,834        805,307
      ----------       --------
       3,149,780        859,123
         859,123             --
      ----------       --------
      $4,008,903       $859,123
      ==========       ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                                          LORD ABBETT                            OPPENHEIMER
                                                                         BOND DEBENTURE                      CAPITAL APPRECIATION
                                                                          SUB-ACCOUNT                            SUB-ACCOUNT
                                                         ----------------------------------------------      --------------------
                                                         FOR THE YEAR    FOR THE PERIOD    FOR THE YEAR         FOR THE PERIOD
                                                            ENDED        MAY 3, 2004 TO       ENDED             MAY 1, 2005 TO
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,          DECEMBER 31,
                                                             2005             2004             2003                  2005
                                                         ------------    --------------    ------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)..........................  $ 3,640,287      $ 2,299,227      $ 1,349,986             $  1,363
 Net realized gains (losses) from security
  transactions.........................................      338,350          379,767       (4,099,423)                 205
 Change in net unrealized appreciation (depreciation)
  of investments.......................................   (3,442,079)        (243,945)       8,050,306                  276
                                                         -----------      -----------      -----------             --------
 Net increase (decrease) in net assets resulting from
  operations...........................................      536,558        2,435,049        5,300,869                1,844
                                                         -----------      -----------      -----------             --------
From capital transactions:
 Net premiums..........................................    5,031,351        5,187,563        4,963,021                7,461
 Redemptions...........................................   (1,932,680)      (1,787,635)      (1,437,342)              (3,235)
                                                         -----------      -----------      -----------             --------
 Total net premiums (redemptions)......................    3,098,671        3,399,928        3,525,679                4,226
 Net sub-account transfers.............................    1,974,575          (89,937)       4,117,695              131,687
 Net other transfers...................................   (2,545,947)      (3,031,009)      (3,026,505)               9,224
                                                         -----------      -----------      -----------             --------
Net increase (decrease) in net assets resulting from
 capital transactions..................................    2,527,299          278,982        4,616,869              145,137
                                                         -----------      -----------      -----------             --------
NET CHANGE IN NET ASSETS...............................    3,063,857        2,714,031        9,917,738              146,981
NET ASSETS -- BEGINNING OF PERIOD......................   31,292,892       28,578,861       18,661,123                   --
                                                         -----------      -----------      -----------             --------
NET ASSETS -- END OF PERIOD............................  $34,356,749      $31,292,892      $28,578,861             $146,981
                                                         ===========      ===========      ===========             ========



                       See Notes to Financial Statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2005

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into fifty-two sub-accounts that invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below presents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Money Market Sub-Account
MFS Total Return Sub-Account
Harris Oakmark Focused Value Sub-Account
FI Value Leaders Sub-Account
Loomis Sayles Small Cap Sub-Account
Davis Venture Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
Salomon Brothers U.S. Government Sub-Account
Salomon Brothers Strategic Bond Opportunities Sub-Account
MFS Investors Trust Sub-Account
FI Mid Cap Opportunities Sub-Account
Met/Putnam Voyager Sub-Account(c)
Jennison Growth Sub-Account(b)
Russell 2000 Index Sub-Account
FI International Stock Sub-Account
BlackRock Strategic Value Sub-Account
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Morgan Stanley EAFE Index Sub-Account
MetLife Mid Cap Stock Index Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
BlackRock Investment Trust Sub-Account
BlackRock Large Cap Value Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Harris Oakmark Large Cap Value Sub-Account
T. Rowe Price Large Cap Growth Sub-Account(a)
T. Rowe Price Small Cap Growth Sub-Account(a)
Oppenheimer Global Equity Sub-Account(a)
BlackRock Aggressive Growth Sub-Account(a)
BlackRock Diversified Sub-Account(a)
Metlife Conservative Allocation Sub-Account(b)
Metlife Conservative to Moderate Allocation Sub-Account(b)
Metlife Moderate Allocation Sub-Account(b)
Metlife Moderate to Aggressive Allocation Sub-Account(b)
Metlife Aggressive Allocation Sub-Account(b)
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Overseas Sub-Account
T. Rowe Price Mid-Cap Growth Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Lazard Mid Cap Sub-Account
Met/AIM Small Cap Growth Sub-Account
Harris Oakmark International Sub-Account
Janus Aggressive Growth Sub-Account
Neuberger Berman Real Estate Sub-Account(a)
MFS Research International Sub-Account(a)
Lord Abbett Bond Debenture Sub-Account(a)
Oppenheimer Capital Appreciation Sub-Account(b)

(a) Operations commenced on May 3, 2004, for eight new Sub-accounts added to the Separate Account on that date.
(b) Operations commenced on May 1, 2005, for seven new Sub-accounts added to the Separate Account on that date.
(c) This Sub-Account will no longer be an available option within the Separate Account.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

    The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

    D. NET PREMIUMS

    NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

    F. NET SUB-ACCOUNT AND NET OTHER TRANSFERS

    Transfers among the sub-accounts and the fixed fund of the general account are presented under the caption net sub-account transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES

NELICO charges for the mortality and expense risk assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy type.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $ 23,123     $ 96,038
BlackRock Bond Income Sub-Account...........................    19,936       22,085
BlackRock Money Market Sub-Account..........................    63,709       62,435
MFS Total Return Sub-Account................................    12,738       14,594
Harris Oakmark Focused Value Sub-Account....................    13,151       19,905
FI Value Leaders Sub-Account................................     4,894        9,308
Loomis Sayles Small Cap Sub-Account.........................    11,207       20,307
Davis Venture Value Sub-Account.............................    28,192       38,203
BlackRock Legacy Large Cap Growth Sub-Account...............    11,721       31,851
Salomon Brothers U.S. Government Sub-Account................     4,782          427
Salomon Brothers Strategic Bond Opportunities Sub-Account...     7,998        1,993
MFS Investors Trust Sub-Account.............................     2,938        5,101
FI Mid Cap Opportunities Sub-Account........................     4,973        8,689
Met/Putnam Voyager Sub-Account(a)...........................       388        7,269
Jennison Growth Sub-Account(b)..............................     7,688          945
Russell 2000 Index Sub-Account..............................     6,224        3,182
FI International Stock Sub-Account..........................     6,618        5,810
BlackRock Strategic Value Sub-Account.......................    11,745       13,082
MetLife Stock Index Sub-Account.............................    19,999       28,025
Lehman Brothers Aggregate Bond Index Sub-Account............     7,966        5,954
Morgan Stanley EAFE Index Sub-Account.......................     4,365        2,290
MetLife Mid Cap Stock Index Sub-Account.....................     4,409        1,888
Franklin Templeton Small Cap Growth Sub-Account.............     2,098        1,135
BlackRock Investment Trust Sub-Account......................       494          323
BlackRock Large Cap Value Sub-Account.......................     1,959          686
Neuberger Berman Mid Cap Value Sub-Account..................    15,026        1,932
Harris Oakmark Large Cap Value Sub-Account..................     6,428        2,437
T. Rowe Price Large Cap Growth Sub-Account..................     5,395          471
T. Rowe Price Small Cap Growth Sub-Account..................     1,854          215
Oppenheimer Global Equity Sub-Account.......................     2,310          137
Black Rock Aggressive Growth Sub-Account....................       652          433
BlackRock Diversified Sub-Account...........................     2,828          614
MetLife Conservative Allocation Sub-Account(b)..............       508            3
MetLife Conservative to Moderate Allocation
  Sub-Account(b)............................................       304           68
MetLife Moderate Allocation Sub-Account(b)..................     3,749           29
MetLife Moderate to Aggressive Allocation Sub-Account(b)....     2,949          149
MetLife Aggressive Allocation Sub-Account(b)................       440           39
American Funds Growth Sub-Account...........................    35,999       13,053
American Funds Growth-Income Sub-Account....................    25,549       12,982
American Funds Global Small Capitalization Sub-Account......    15,564        4,304
Fidelity VIP Equity-Income Sub-Account......................    14,969       20,718
Fidelity VIP Overseas Sub-Account...........................     6,946       18,351
T. Rowe Price Mid-Cap Growth Sub-Account....................     6,698        2,182
PIMCO Total Return Sub-Account..............................    11,720        4,568
RCM Global Technology Sub-Account...........................     1,173        1,530
Lazard Mid-Cap Sub-Account..................................     2,467        1,108
Met/AIM Small Cap Growth Sub-Account........................       877        1,298
Harris Oakmark International Sub-Account....................    13,861        1,948
Janus Aggressive Growth Sub-Account.........................     1,676        1,126
Neuberger Berman Real Estate Sub-Account....................     7,825        1,399
MFS Research International Sub-Account......................     3,273          394
Lord Abbett Bond Debenture Sub-Account......................    39,640       33,495
Oppenheimer Capital Appreciation Sub-Account(b).............       158           10
                                                              --------     --------
  Total.....................................................  $514,153     $526,518
                                                              ========     ========

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                               ZENITH            BLACKROCK        BLACKROCK          MFS TOTAL
                                                               EQUITY           BOND INCOME      MONEY MARKET         RETURN
                                                             SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
                                                          -----------------    -------------    --------------    ---------------
2005
Net Assets (In Thousands).............................    $         760,537    $    136,600     $      92,247     $       129,600
Investment Income Ratio to Average Net Assets(1)......                 0.90%           5.20%             2.73%               2.90%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................       9.17% to 10.15%   1.50% to 2.41%   1.97% to 2.89%      2.20% to 3.12%
2004
Net Assets (In Thousands).............................    $         768,360    $    142,656     $      91,102     $       131,221
Investment Income Ratio to Average Net Assets(1)......                 0.45%           5.73%             0.94%               3.18%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................      10.00% to 11.00%   3.49% to 4.43%   0.08% to 0.99%    10.25% to 11.25%
2003
Net Assets (In Thousands).............................    $         756,136    $    144,581     $     104,081     $        83,495
Investment Income Ratio to Average Net Assets(1)......                 0.26%           3.23%             0.79%               1.36%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................      30.27% to 31.45%   4.90% to 5.85%   -0.10% to 0.81%   15.95% to 17.00%
2002
Net Assets (In Thousands).............................    $         622,855    $    137,283     $     112,701     $        68,206
Investment Income Ratio to Average Net Assets(1)......                 0.36%           4.74%             1.34%              11.66%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................    -22.63% to -21.93%   7.48% to 8.45%    .51% to 1.42%    -6.23% to -5.38%
2001
Net Assets (In Thousands).............................    $         869,830    $    114,096     $      98,617     $        69,167
Investment Income Ratio to Average Net Assets(1)......                 1.51%           7.99%             3.76%              20.17%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4)........................................        0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).................    -17.18% to -16.43%   7.83% to 8.81%   3.04% to 3.98%    -4.67% to -3.80%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005


    HARRIS OAKMARK        FI VALUE          LOOMIS SAYLES       DAVIS VENTURE         BLACKROCK       SALOMON BROTHERS
     FOCUSED VALUE         LEADERS            SMALL CAP             VALUE         LARGE CAP GROWTH    U.S. GOVERNMENT
      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ---------------   -----------------   -----------------   -----------------   -----------------   ----------------
    $      191,376    $          83,598   $         157,114   $         357,154   $        222,569     $       5,989
              1.09%                1.13%               1.20%               0.69%              0.41%             3.32%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     9.00% to 9.98%      9.71% to 10.69%       6.00 to 6.96%     9.31% to 10.30%     6.05% to 7.00%    0.81% to 1.72%
    $      182,474    $          80,689   $         157,719   $         335,586   $        228,841     $       1,516
              1.07%                1.25%               0.00%               0.58%              0.00%             1.55%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     8.51% to 9.93%     12.71% to 13.73%    15.31% to 16.35%    11.36% to 12.37%     7.84% to 8.81%    2.08% to 3.01%
    $      165,660    $          76,081   $         143,155   $         302,685   $        225,356     $       1,029
              0.14%                0.72%               0.00%               0.36%              0.06%             1.90%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    31.47% to 32.66%    25.78% to 26.92%    35.24% to 36.47%    29.70% to 30.87%   33.94% to 35.15%            1.68%
    $      117,335    $          64,281   $         107,870   $         229,191   $        175,111     $       1,275
              0.21%                0.91%               0.11%               0.90%              0.00%             3.86%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    -9.65% to -8.84%  -20.18% to -19.46%  -22.26% to -21.56%  -17.12% to -16.37%  -33.77% to -33.17%           7.94%
    $      101,042    $          84,825   $         141,425   $         269,022   $        270,827     $         852
              0.51%                0.90%               7.37%               9.95%              6.20%             6.11%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%            0.00%
    26.63% to 27.78%   -14.70% to 13.93%     -9.65% to 8.83%  -11.95% to -11.14%  -12.82% to -12.02%           6.73%

     SALOMON BROTHERS
      STRATEGIC BOND
      OPPORTUNITIES
       SUB-ACCOUNT
     ----------------
      $       9,513
               3.79%
      0.00% to 0.90%
      1.91% to 2.83%
      $       3,885
               1.79%
      0.00% to 0.90%
      5.65% to 6.61%
      $       1,638
               2.09%
               0.00%
              12.62%
      $       1,224
               7.06%
               0.00%
               9.61%
      $       1,206
               8.15%
               0.00%
               6.82%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                    MSF INVESTORS        FI MID CAP          MET/PUTNAM          JENNISON         RUSSELL 2000
                                        TRUST           OPPORTUNITIES          VOYAGER            GROWTH              INDEX
                                     SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                  -----------------   -----------------   -----------------   ---------------   -----------------
2005
Net Assets (In Thousands).......  $          16,815   $          31,908   $              --   $         8,101   $          24,754
Investment Income Ratio to
 Average Net Assets(1)..........               0.46%               0.00%               0.91%             0.00%               4.58%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%    0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................      6.31% to 7.27%      5.96% to 6.92%    -7.82% to -7.55%  20.77% to 21.49%      3.57% to 4.50%
2004
Net Assets (In Thousands).......  $          17,764   $          33,474   $           7,354   $            --   $          21,568
Investment Income Ratio to
 Average Net Assets(1)..........               0.27%               0.52%               0.11%               --                0.45%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................    10.37% to 11.37%    16.14% to 17.19%      4.04% to 4.98%               --     16.71% to 17.77%
2003
Net Assets (In Thousands).......  $           5,441   $          28,560   $           7,417   $            --   $          13,782
Investment Income Ratio to
 Average Net Assets(1)..........               0.31%               0.00%               0.00%               --                0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................    20.76% to 21.85%    33.38% to 34.58%    24.78% to 25.91%               --     44.76% to 46.07%
2002
Net Assets (In Thousands).......  $           4,291   $          21,830   $           5,859   $            --   $           7,181
Investment Income Ratio to
 Average Net Assets(1)..........               0.45%               0.00%               0.00%               --                0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................  -20.93% to -20.21%  -29.63% to -28.99%  -29.55% to -28.91%               --   -21.18% to -20.46%
2001
Net Assets (In Thousands).......  $           4,687   $          29,064   $           7,098   $            --   $           5,941
Investment Income Ratio to
 Average Net Assets(1)..........               0.43%               0.00%               0.00%               --                0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)..................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%               --       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)..................  -16.69% to -15.93%  -38.23% to -37.54%  -31.45% to -30.82%               --      -0.04% to 0.87%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    FI INTERNATIONAL        BLACKROCK         METLIFE STOCK       LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP
          STOCK          STRATEGIC VALUE          INDEX         AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   -----------------   --------------------   -----------------   -----------------
    $          48,316   $          70,237   $         213,385      $       29,834      $          13,270   $          14,077
                 0.63%               6.73%               1.60%               3.98%                  1.55%               6.12%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      16.95% to 18.00%      3.22% to 4.15%      3.70% to 4.64%      1.15% to 2.06%       12.23% to 13.24%    11.27% to 12.27%
    $          40,125   $          73,419   $         215,226      $       28,364      $           9,807   $          10,738
                 1.28%               0.00%               0.85%               3.15%                  0.68%               0.71%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      17.13% to 18.19%    11.97% to 14.31%     9.54% to 10.53%      3.16% to 4.10%       18.57% to 19.64%    15.00% to 16.05%
    $          35,669   $          57,204   $         200,964      $       25,940      $           4,823   $           6,318
                 0.68%               0.00%               1.69%               6.15%                  1.26%               0.45%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      26.90% to 28.04%    48.79% to 50.14%    27.05% to 28.20%      2.70% to 3.63%       36.40% to 37.64%    33.76% to 34.96%
    $          25,460   $          30,801   $         158,369      $       21,335      $           1,741   $           3,391
                 0.85%               0.56%               1.69%               2.19%                  0.34%               0.34%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -18.23% to -17.49%  -22.02% to -21.32%  -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%
    $          22,924   $          16,974   $         201,127      $        4,487      $             514   $           1,115
                 3.67%               0.00%               3.68%               0.00%                  0.00%               0.00%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -21.31% to -20.59%      -.60% to 0.00%  -13.02% to -12.23%      4.18% to 4.81%     -16.69% to -16.19%    -1.45% to -0.85%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                              FRANKLIN TEMPLETON         BLACKROCK             BLACKROCK         NEUBERGER BERMAN
                                               SMALL CAP GROWTH      INVESTMENT TRUST       LARGE CAP VALUE       MID CAP VALUE
                                                 SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                              ------------------     -----------------     -----------------     ----------------
2005
Net Assets (In Thousands)................     $           6,719      $           1,613     $           5,226     $        32,944
Investment Income Ratio to Average Net
 Assets(1)...............................                  3.54%                  0.97%                 1.95%               7.74%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....         3.72% to 4.65%         2.66% to 3.59%        5.04% to 5.98%    11.26% to 12.27%
2004
Net Assets (In Thousands)................     $           5,395      $           1,480     $           3,754     $        18,749
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 0.00%               2.69%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       10.41% to 11.41%        9.86% to 10.85%      12.38% to 13.40%    21.80% to 22.91%
2003
Net Assets (In Thousands)................     $           3,348      $             912     $           2,167     $         9,582
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 1.39%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       43.63% to 44.93%       29.07% to 30.24%      34.46% to 35.68%    35.29% to 36.52%
2002
Net Assets (In Thousands)................     $           1,307      $             322     $             440     $         3,904
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.34%                 0.91%               0.08%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....     -28.46% to -27.82%     -26.80% to -26.13%    -20.44% to -19.96%    -10.44% to -9.63%
2001
Net Assets (In Thousands)................     $              --      $              --     $              --     $            --
Investment Income Ratio to Average Net
 Assets(1)...............................                    --                     --                    --                  --
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........                    --                     --                    --                  --
Total Return, Lowest to Highest(3)(4)....                    --                     --                    --                  --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a)  For the period January 1, 2005 to April 30, 2005

(b)  For the period May 1, 2005 to December 31, 2005

     HARRIS OAKMARK      T. ROWE PRICE      T. ROWE PRICE       OPPENHEIMER         BLACKROCK         BLACKROCK
     LARGE CAP VALUE    LARGE CAP GROWTH   SMALL CAP GROWTH    GLOBAL EQUITY    AGGRESSIVE GROWTH    DIVERSIFIED
       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
    -----------------   ----------------   ----------------   ---------------   -----------------   -------------
    $          13,329    $       6,065     $         2,249    $         2,436    $           778    $       3,082
                 0.73%            0.67%               0.00%              0.37%              0.00%            1.19%
        0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%   0.00% to 0.90%
      -2.26% to -1.38%   5.64% to 6.59%    10.01% to 11.01%   15.18% to 16.22%    9.71% to 10.70%   2.13% to 3.05%
    $           9,516    $         767     $           516    $           132    $           530    $         852
                 0.47%            0.00%               0.00%              0.00%              0.00%            0.00%
        0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%   0.00% to 0.90%
      10.42% to 11.42%   8.94% to 9.93%    10.09% to 11.08%   15.37% to 16.42%   12.28% to 12.98%   7.53% to 8.72%
    $           5,610    $          --     $            --    $            --    $            --    $          --
                 0.00%              --                  --                 --                 --               --
        0.00% to 0.90%              --                  --                 --                 --               --
      24.37% to 25.49%              --                  --                 --                 --               --
    $           1,417    $          --     $            --    $            --    $            --    $          --
                 1.16%              --                  --                 --                 --               --
        0.00% to 0.90%              --                  --                 --                 --               --
    -17.58% to -17.08%              --                  --                 --                 --               --
    $              --    $          --     $            --    $            --    $            --    $          --
                   --               --                  --                 --                 --               --
                   --               --                  --                 --                 --               --
                   --               --                  --                 --                 --               --

     METLIFE CONSERVATIVE
          ALLOCATION
         SUB-ACCOUNT
     --------------------
        $         494
                 0.85%
        0.00% to 0.90%
        3.50% to 4.13%
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                              METLIFE CONSERVATIVE    METLIFE MODERATE       METLIFE MODERATE
                                                             TO MODERATE ALLOCATION      ALLOCATION      TO AGGRESSIVE ALLOCATION
                                                                  SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                                             ----------------------   ----------------   ------------------------
2005
Net Assets (In Thousands)..................................      $          231        $        3,738        $          2,819
Investment Income Ratio to Average Net Assets(1)...........                0.84%                 0.83%                   0.79%
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................       0.00% to 0.90%        0.00% to 0.90%          0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)......................       5.79% to 6.43%        8.00% to 8.66%        10.27% to 10.94%
2004
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2003
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2002
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --
2001
Net Assets (In Thousands)..................................      $           --        $           --        $             --
Investment Income Ratio to Average Net Assets(1)...........                  --                    --                      --
Expenses as a Percent of Average Net Assets, Lowest to
 Highest(2)(4).............................................                  --                    --                      --
Total Return, Lowest to Highest(3)(4)......................                  --                    --                      --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

    METLIFE AGGRESSIVE     AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS        FIDELITY VIP         FIDELITY VIP
        ALLOCATION             GROWTH          GROWTH & INCOME      GLOBAL SMALL CAP      EQUITY INCOME           OVERSEAS
       SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
     $            405    $          184,343   $          102,332   $           47,589   $          160,020   $          137,138
                 1.31%                 0.72%                1.81%                0.92%                5.10%                1.10%
        0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
      12.04% to 12.72%      15.15% to 16.19%       4.89% to 5.83%     24.23% to 25.35%       4.92% to 5.87%     17.98% to 19.05%
     $             --    $          137,620   $           85,684   $           28,039   $          165,067   $          127,744
                   --                  0.19%                0.96%                0.00%                1.87%                1.12%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --       11.49% to 12.50%      9.38% to 10.37%     19.80% to 20.88%     10.53% to 11.53%     12.61% to 13.64%
     $             --    $           98,204   $           60,261   $           16,170   $          157,938   $          120,188
                   --                  0.13%                1.18%                0.52%                1.72%                0.77%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --       35.58% to 36.81%     31.24% to 32.43%     52.15% to 53.53%     29.16% to 30.33%     42.09% to 43.37%
     $             --    $           43,607   $           30,231   $            6,654   $          128,014   $           85,622
                   --                  0.04%                1.36%                0.89%                4.28%                0.81%
                              0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --     -25.13% to -24.45%   -19.08% to -18.34%   -19.78% to -19.05%   -17.69% to -16.95%   -20.99% to -20.28%
     $             --    $           21,191   $           15,022   $            2,313   $          168,899   $          106,604
                   --                  6.64%                3.29%                1.65%                6.52%               16.20%
                   --         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
                   --     -14.64% to -14.12%     -3.30% to -2.52%     -8.63% to -8.07%     -5.81% to -4.96%   -21.88% to -21.17%

       T. ROWE PRICE
       MID CAP GROWTH
        SUB-ACCOUNT
     ------------------
     $           17,312
                   2.71%
          0.00% to 0.90%
        13.84% to 14.87%
     $            9,870
                   0.00%
          0.00% to 0.90%
        17.09% to 18.15%
     $            5,166
                   0.00%
          0.00% to 0.90%
        35.90% to 37.12%
     $            1,594
                   1.19%
          0.00% to 0.90%
      -44.50% to -43.99%
     $               --
                     --
                     --
                     --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years in the period ended December 31, 2005, 2004, 2003, 2002 and 2001 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                        PIMCO          RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
                                    TOTAL RETURN       TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                     SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    -------------   -----------------   -----------------   -----------------   -----------------
2005
Net Assets (In Thousands).........  $      41,508   $           3,690   $           6,003   $          3,700    $          28,085
Investment Income Ratio to Average
 Net Assets(1)....................           0.76%               0.52%              12.24%              2.05%                1.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  1.55% to 2.46%    10.36% to 11.35%      7.43% to 8.40%     7.62% to 8.59%     13.46% to 14.48%
2004
Net Assets (In Thousands).........  $      33,797   $           6,272   $           4,879   $          3,868    $          13,616
Investment Income Ratio to Average
 Net Assets(1)....................           7.43%               0.05%               0.00%              0.00%                0.04%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  4.30% to 5.25%    -5.14% to -4.28%    13.57% to 14.60%     5.77% to 6.73%     19.72% to 20.80%
2003
Net Assets (In Thousands).........  $      24,280   $           4,295   $           2,523   $          3,569    $           5,223
Investment Income Ratio to Average
 Net Assets(1)....................           2.79%               0.00%               1.38%              0.00%                2.22%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.58% to 4.52%    56.43% to 57.84%    25.29% to 26.42%   37.83% to 39.08%     34.16% to 35.37%
2002
Net Assets (In Thousands).........  $      11,546   $             296   $             703   $          1,130    $              30
Investment Income Ratio to Average
 Net Assets(1)....................           0.00%               0.00%               0.24%              0.00%                0.30%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  6.44% to 7.08%  -51.01% to -50.57%  -14.70% to -14.18%  -24.11% to -23.65%  -15.77% to -15.64%
2001
Net Assets (In Thousands).........  $          --   $              --   $              --   $             --    $              --
Investment Income Ratio to Average
 Net Assets(1)....................             --                  --                  --                 --                   --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................             --                  --                  --                 --                   --
Total Return, Lowest to
 Highest(3)(4)....................             --                  --                  --                 --                   --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolio in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the sub-account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

(a) For the period January 1, 2005 to April 30, 2005

(b) For the period May 1, 2005 to December 31, 2005

          JANUS         NEUBERGER BERMAN            MFS                LORD ABBETT          OPPENHEIMER
    AGGRESSIVE GROWTH     REAL ESTATE      RESEARCH INTERNATIONAL    BOND DEBENTURE     CAPITAL APPRECIATION
       SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   ----------------   ----------------------   -----------------   --------------------
    $          3,341    $        10,704      $           4,009      $          34,357     $           147
                0.13%              0.18%                  8.25%                 11.45%               2.08%
       0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
     12.83% to 13.84%   12.59% to 13.61%       15.73% to 16.77%         0.90% to 1.81%      3.93% to 4.87%
    $          2,341    $         3,299      $             859      $          31,293     $            --
                0.00%              7.76%                  0.41%                  8.23%                 --
       0.00% to 0.90%     0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%                 --
       7.84% to 8.82%   28.96% to 29.74%       18.65% to 19.72%         7.46% to 9.59%                 --
    $          2,049    $            --      $              --      $          28,579     $            --
                0.00%                --                     --                   6.34%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
     28.76% to 29.93%                --                     --        26.13% to 27.26%                 --
    $          1,354    $            --      $              --      $          18,661     $            --
                0.00%                --                     --                   9.34%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
    -31.19% to -30.56%               --                     --          2.52% to 3.54%                 --
    $            888    $            --      $              --      $          15,289     $            --
                0.00%                --                     --                  12.44%                 --
       0.00% to 0.90%                --                     --          0.00% to 0.90%                 --
    -22.27% to -21.80%               --                     --      -12.53% to -11.73%                 --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio, which changed its name to Lazard Mid Cap Portfolio.

Effective May 1, 2005, the Neuberger Berman Partners Mid Cap Value Portfolio of the Metropolitan Fund changed its name to Neuberger Berman Mid Cap Value Portfolio.

Effective May 1, 2005, OppenheimerFunds, Inc., became the sub-investment manager for the Scudder Global Equity Portfolio, which changed its name to the Oppenheimer Global Equity Portfolio.

Effective May 1, 2005, the Met/Putnam Voyager Portfolio of the Metropolitan Fund merged with the Jennison Growth Portfolio of the Metropolitan Fund.

Effective May 1, 2005, the Fidelity VIP High Income Sub-Account substituted all of its shares in the Fidelity VIP High Income Portfolio of the Fidelity Funds for shares in the Lord Abbett Bond Debenture Portfolio and changed its name to the Lord Abbett Bond Debenture Sub-Account.

Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

Old Portfolio Name
State Street Research Aggressive Growth Portfolio
State Street Research Aurora Portfolio
State Street Research Bond Income Portfolio
State Street Research Diversified Income Portfolio
State Street Research Investment Trust Portfolio
State Street Research Large Cap Value Portfolio
State Street Research Large Cap Growth Portfolio
State Street Research Money Market Portfolio
New Portfolio Name
BlackRock Aggressive Growth Portfolio
BlackRock Strategic Value Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Investment Trust Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio

Effective January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.

Effective May 3, 2004, the FI Mid Cap Opportunities Portfolio, the MFS Research Managers Portfolio, and the Balanced Portfolio merged with the Janus Mid Cap Portfolio, the MFS Investors Trust Portfolio and the MFS Total Return Portfolio, respectively. The Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, the FI Structured Equity Portfolio and the PIMCO Innovation Portfolio changed their names to FI Value Leaders Portfolio and PIMCO PEA Innovation Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Sub-Account and Fidelity Asset Manager Sub-Account substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Fidelity VIP Asset Manager Portfolio of the Fidelity Funds for shares in State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund and changed their names to State Street Research Large Cap Growth Sub-Account and MFS Total Return Sub-Account, respectively.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE
SUBSTITUTIONS -- (CONTINUED)

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated May 1, 2006. This Variable Life policy is offered by New England Life Insurance Company.


-----------------------------  --------------------
           (Date)              (Client's Signature)

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE


                         SUPPLEMENT DATED MAY 1, 2006

                                      TO

                         PROSPECTUS DATED MAY 1, 2006


   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.

8. For your Policy, the following paragraphs replace the second paragraph appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of ..75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter).

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.






VL-198-06

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                         SUPPLEMENT DATED MAY 1, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2006

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

7. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under YOUR Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

8. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

9. The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for YOUR Policy is $5.00 per month.

10.The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

11.The current cost of insurance rates shown in the Fee Table in the current
   Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

12.The current Enterprise Executive Advantage prospectus states that the cost of insurance rates will not change due to an increase in the Policy's face amount. Under YOUR Policy, if there is an increase in face amount, we base the cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on the age at issue (if not underwritten), and reflect any change in risk class (if underwritten). Generally, if the insured's risk class is improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment.

13.The "Enhanced Net Single Premium Corridor" option that is described under
   DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

14.The current Enterprise Executive Advantage Prospectus states that a face amount increase will not increase the Target Premium on which sales charges are based. Under YOUR Policy, a face amount increase will increase the Target Premium and we will deduct 8% from each premium you pay each year up to the amount of the increased Target Premium.

15.For your Policy, the following paragraphs replace the second paragraph appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

NELICO agents who sell who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

VL-197-06

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  May 1, 2006

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2006 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 501 Boylston Street, Boston, Massachusetts 02116.




VL-201-05

                                     SAI-1

                               TABLE OF CONTENTS


                                                                       PAGE
                                                                      ------
    GENERAL INFORMATION AND HISTORY..................................  SAI-3
      The Company....................................................  SAI-3
      The Variable Account...........................................  SAI-3
    DISTRIBUTION OF THE POLICIES.....................................  SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.......  SAI-4
      Dollar Cost Averaging..........................................  SAI-4
      Asset Rebalancing..............................................  SAI-4
      Payment of Proceeds............................................  SAI-5
      Payment Options................................................  SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES.............................  SAI-6
      Special Arrangements...........................................  SAI-6
    POTENTIAL CONFLICTS OF INTEREST..................................  SAI-6
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.................  SAI-6
    MISSTATEMENT OF AGE OR SEX.......................................  SAI-7
    REPORTS..........................................................  SAI-7
    PERSONALIZED ILLUSTRATIONS.......................................  SAI-7
    PERFORMANCE DATA.................................................  SAI-8
    INVESTMENT ADVICE................................................  SAI-8
    REGISTRATION STATEMENT........................................... SAI-10
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... SAI-10
    EXPERTS.......................................................... SAI-10
    FINANCIAL STATEMENTS.............................................


                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2005, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a

                                     SAI-3
member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                            AGGREGATE AMOUNT OF COMMISSIONS
     FISCAL       AGGREGATE AMOUNT OF        RETAINED BY DISTRIBUTOR AFTER
      YEAR  COMMISSIONS PAID TO DISTRIBUTOR    PAYMENTS TO SELLING FIRMS
     ------ ------------------------------- -------------------------------
      2005            $37,920,772                         $ 0
      2004            $43,288,133                         $ 0
      2003            $47,656,932                         $ 0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You may allocate your cash value to up to nine accounts (including the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

                                     SAI-4

   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

PAYMENT OF PROCEEDS

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

                                     SAI-5

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                     ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for

                                     SAI-6
two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

                          MISSTATEMENT OF AGE OR SEX

   If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                     SAI-7

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE

   The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series, and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors

                                     SAI-8

Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series
Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc., became the sub-adviser on January 31, 2005. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.


   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

   Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser.

                                     SAI-9

The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios.


   The following is the sub-adviser history of the Met Investors Series Trust:


   The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Global Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser.


                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of changes in accounting principles. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                                    EXPERTS

   Paul L. LeClair, FSA, MAAA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                                    SAI-10

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2005, 2004
                                    AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts in certain insurance products as required by new accounting guidance which became effective on January 1, 2004, and recorded the impact as a cumulative effect of a change in accounting principle. In addition, the Company reclassified mandatorily redeemable preferred stock from equity to liabilities as required by new accounting guidance which was adopted as of January 1, 2004.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 21, 2006

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $796 and $814, respectively)..........  $   807   $   846
  Equity securities, at fair value (cost: $0 and $1,
     respectively)..........................................       --         1
  Mortgage loans on real estate.............................        9         9
  Policy loans..............................................      327       308
  Other limited partnership interests.......................       17        16
  Short-term investments....................................       52        30
  Other invested assets.....................................       --         1
                                                              -------   -------
          Total investments.................................    1,212     1,211
Cash and cash equivalents...................................        6        --
Accrued investment income...................................       20        18
Premiums and other receivables..............................      259       187
Deferred policy acquisition costs...........................    1,288     1,254
Current income taxes receivable.............................       --        11
Other assets................................................       87        84
Separate account assets.....................................    9,448     8,707
                                                              -------   -------
          Total assets......................................  $12,320   $11,472
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $   487   $   419
  Policyholder account balances.............................      911       906
  Other policyholder funds..................................      383       341
  Policyholder dividends payable............................        3         3
  Shares subject to mandatory redemption....................       --       100
  Current income taxes payable..............................        2        --
  Deferred income taxes payable.............................       50        43
  Other liabilities.........................................      167       129
  Separate account liabilities..............................    9,448     8,707
                                                              -------   -------
          Total liabilities.................................   11,451    10,648
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $125 per share; 50,000 shares
     authorized; 20,000 issued and outstanding at December
     31, 2005 and 2004......................................        3         3
  Additional paid-in capital................................      458       458
  Retained earnings.........................................      405       349
  Accumulated other comprehensive income....................        3        14
                                                              -------   -------
          Total stockholder's equity........................      869       824
                                                              -------   -------
          Total liabilities and stockholder's equity........  $12,320   $11,472
                                                              =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005   2004   2003
                                                              ----   ----   ----
REVENUES
Premiums....................................................  $106   $ 77   $ 88
Universal life and investment-type product policy fees......   481    468    462
Net investment income.......................................    66     55     53
Other revenues..............................................    88     89    142
Net investment gains (losses)...............................    (4)    15      4
                                                              ----   ----   ----
          Total revenues....................................   737    704    749
                                                              ----   ----   ----
EXPENSES
Policyholder benefits and claims............................   153    130    127
Interest credited to policyholder account balances..........    32     34     33
Policyholder dividends......................................     6      6      5
Other expenses..............................................   461    473    549
                                                              ----   ----   ----
          Total expenses....................................   652    643    714
                                                              ----   ----   ----
Income before provision for income taxes....................    85     61     35
Provision for income taxes..................................    29     19      6
                                                              ----   ----   ----
Income before cumulative effect of change in accounting, net
  of income taxes...........................................    56     42     29
Cumulative effect of a change in accounting, net of income
  taxes.....................................................    --      8     --
                                                              ----   ----   ----
Net income..................................................  $ 56   $ 50   $ 29
                                                              ====   ====   ====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                                                 ACCUMULATED
                                                        ADDITIONAL                  OTHER
                                               COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                               STOCK     CAPITAL     EARNINGS      INCOME       TOTAL
                                               ------   ----------   --------   -------------   -----
Balance at January 1, 2003...................    $3       $ 647        $273         $ 24        $ 947
  Dividends on preferred stock...............                            (3)                       (3)
  Redemption of preferred stock..............              (100)                                 (100)
  Sales of subsidiaries to affiliate.........                11                                    11
Comprehensive income (loss):
  Net income.................................                            29                        29
                                                                                                -----
  Comprehensive income (loss)................                                                      29
                                                 --       -----        ----         ----        -----
Balance at December 31, 2003.................     3         558         299           24          884
  Change in accounting principle (Note 1)....              (100)                                 (100)
Comprehensive income (loss):
  Net income.................................                            50                        50
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (10)         (10)
                                                                                                -----
  Comprehensive income (loss)................                                                      40
                                                 --       -----        ----         ----        -----
Balance at December 31, 2004.................     3         458         349           14          824
Comprehensive income (loss):
  Net income.................................                            56                        56
  Other comprehensive income (loss):
     Unrealized investment gains (losses),
       net of related offsets,
       reclassification adjustments and
       income taxes..........................                                        (11)         (11)
                                                                                                -----
  Comprehensive income (loss)................                                                      45
                                                 --       -----        ----         ----        -----
Balance at December 31, 2005.................    $3       $ 458        $405         $  3        $ 869
                                                 ==       =====        ====         ====        =====

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                              2005    2004    2003
                                                              -----   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  56   $  50   $  29
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses.................      6       8       7
     Amortization of premiums and accretion of discounts
      associated with investments, net......................      2       4       5
     (Gains) losses from sales of investments and
      businesses, net.......................................      4     (15)     (4)
     Interest credited to policyholder account balances.....     32      34      33
     Universal life and investment-type product policy
      fees..................................................   (481)   (468)   (462)
     Change in premiums and other receivables...............    (69)     26     (36)
     Change in deferred policy acquisition costs, net.......    (32)    (12)    (15)
     Change in insurance-related liabilities................     78      43      48
     Change in income taxes payable.........................     26      (4)    (32)
     Change in other assets.................................     86      46      76
     Change in other liabilities............................    184     107      (3)
     Other, net.............................................     (4)     (2)     (3)
                                                              -----   -----   -----
Net cash used in operating activities.......................   (112)   (183)   (357)
                                                              -----   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    470     210     195
     Equity securities......................................     --      55      32
     Other limited partnership interests....................      2       1       1
  Purchases of:
     Fixed maturities.......................................   (460)   (392)   (194)
     Equity securities......................................     --     (19)    (18)
     Mortgage loans on real estate..........................     --      --      (9)
  Net change in short-term investments......................    (22)     (5)     20
  Proceeds from sales of businesses.........................     --      18      11
  Net change in policy loans................................    (19)    (29)     (9)
  Other, net................................................     (2)     (2)     (1)
                                                              -----   -----   -----
Net cash provided by (used in) investing activities.........  $ (31)  $(163)  $  28
                                                              -----   -----   -----

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    1,366     1,406     1,535
     Withdrawals............................................   (1,117)   (1,093)   (1,157)
  Redemption shares subject to mandatory redemption.........     (100)       --      (100)
  Dividends on preferred stock..............................       --        --        (3)
                                                              -------   -------   -------
Net cash provided by financing activities...................      149       313       275
                                                              -------   -------   -------
Change in cash and cash equivalents.........................        6       (33)      (54)
Cash and cash equivalents, beginning of period..............       --        33        87
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF PERIOD....................  $     6   $    --   $    33
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the period for:
     Interest...............................................  $     3   $     2   $    --
                                                              =======   =======   =======
     Income taxes...........................................  $     9   $    21   $    38
                                                              =======   =======   =======
Non-cash transactions during the period:
  Business Dispositions:
     Assets disposed........................................  $    --   $    41   $    28
     Less liabilities disposed..............................       --        17        10
                                                              -------   -------   -------
     Net assets disposed....................................       --        24        18
     Equity securities received.............................       --        --        --
     Less cash disposed.....................................       --         6         7
                                                              -------   -------   -------
     BUSINESS DISPOSITION, NET OF CASH DISPOSED.............  $    --   $    18   $    11
                                                              =======   =======   =======

           See accompany notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

     The principal insurance subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA") which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004; Newbury Insurance Company, Limited ("Newbury") which was sold to MetLife in 2004; New England Financial Distributors LLC ("NEFD") which was dissolved in 2004; N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; and New England Life Holdings, Inc. ("NELHC") which was dissolved in 2003. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale or dissolution. See Note 11.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors") and 100% of the voting common stock of Omega Reinsurance Corporation ("Omega").

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company and (ii) majority owned subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company recognized minority interest expense for the portion of the net income of Advisors and Omega not attributable to the Company's ownership of $54 million, $45 million and $32 million for the years ended December 31, 2005, 2004 and 2003, respectively. Minority interest related to consolidated entities included in other liabilities was $6 million and less than $1 million at December 31, 2005 and 2004, respectively.

     The Company uses the equity method of accounting for other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior year period's consolidated financial statements have been reclassified to conform with the 2005 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of the investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC");
(vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters;

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

(viii) accounting for reinsurance transactions and (ix) accounting for benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are fixed maturities, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, ordinary annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies, and in the establishment of liabilities, result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance, and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

Litigation

     The Company is a party to a number of legal actions and is or may be involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain matters are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine
                                        9
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

amounts recorded. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of

                                        10
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment. Real estate acquired upon foreclosure of commercial and agricultural mortgages loans are recorded at the lower estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

Other Limited Partnership Interests

     The Company's participation in limited partnership interests consists of investing in public and private debt and equity securities, as well as investing in other limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits. The Company uses the equity method of accounting for investments in limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies, does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

     Short-term investments are stated at amortized cost, which approximates fair value.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. The Company had no fair value hedges during the years ended December 31, 2005, 2004, and 2003.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company had no foreign operations, nor hedges of net investments in foreign operations during the years ended December 31, 2005, 2004, and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company can be a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is
                                        12
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from 5 to 10 years for leasehold improvements and 3 to 7 years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $15 million at December 31, 2005 and 2004. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $6 million and $5 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was less than $1 million for the years ended December 31, 2005, 2004 and 2003.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $38 million and $36 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $31 million and $27 million at December 31, 2005 and 2004, respectively. Related amortization expense was $4 million, $6 million and $7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses.

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The average interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at December 31, 2005 and 2004. Participating policies represented approximately 43% and 45%, 51% and 74%, and 52% and 73% of gross and net life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 8%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The average interest rate used in establishing such liabilities is approximately 3%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 10%, less expenses, mortality charges, and withdrawals.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poors 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWBs was transferred to an affiliate through a financial reinsurance agreement. The fair value of GMWBs, included in policyholder account balances, and the financial reinsurance agreement, included in premiums and other receivables, was $1 million and $1 million, respectively, at December 31, 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair value of the GMWBs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include broker/dealer commissions and fees, advisory fees and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by it's insurance subsidiaries.

Federal Income Taxes

     The Company joins with MetLife and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursements) to MetLife to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense (benefit). The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when
                                        16
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              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers for long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. There was no impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Application of Recent Accounting Pronouncements

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company is currently evaluating the repatriation provision of the AJCA. If the repatriation provision is implemented by the Company, the impact on the Company's income tax expense and deferred income tax assets and liabilities would be immaterial.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16. Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $9 million, including the cumulative effect of adoption.

     In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     In May 2004, the FASB issued FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a multi-employer plan that has been determined not to be actuarially equivalent to benefits under Medicare Part D and therefore is not eligible to receive the subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("2003 Act"). The Company is also a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drug benefits under the 2003 Act beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2,

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding accumulated postretirement benefit obligation, did not have a significant impact on the Company's consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. Dividends in 2005 and 2004 on the mandatorily redeemable preferred stock were recorded as interest expense (See Note 10).

     During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 and its December 2003 revision ("FIN 46(r)"). A variable interest entity is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 and FIN 46(r) did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 8.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                      DECEMBER 31, 2005
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $438      $15    $  4       $449       55.6%
  Residential mortgage-backed securities..............     165        1       1        165       20.5
  Foreign corporate securities........................     146        2       2        146       18.1
  U.S. treasury/agency securities.....................      30       --      --         30        3.7
  Commercial mortgage-backed securities...............       1       --      --          1        0.1
  Asset-backed securities.............................       2       --      --          2        0.3
  Foreign government securities.......................      14       --      --         14        1.7
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $796      $18    $  7       $807      100.0%
                                                          ====      ===    =====      ====      =====

                                                                      DECEMBER 31, 2004
                                                        ---------------------------------------------
                                                                       GROSS
                                                         COST OR     UNREALIZED
                                                        AMORTIZED   ------------   ESTIMATED    % OF
                                                          COST      GAIN   LOSS    FAIR VALUE   TOTAL
                                                        ---------   ----   -----   ----------   -----
                                                                        (IN MILLIONS)
Fixed Maturities
  U.S. corporate securities...........................    $503      $26    $  1        528       62.4%
  Residential mortgage-backed securities..............     145        2      --        147       17.4
  Foreign corporate securities........................      89        4      --         93       11.0
  U.S. treasury/agency securities.....................      66        1      --         67        7.9
  Foreign government securities.......................      11       --      --         11        1.3
                                                          ----      ---    -----      ----      -----
     Total fixed maturities...........................    $814      $33    $  1       $846      100.0%
                                                          ====      ===    =====      ====      =====
Equity Securities
  Common stocks.......................................    $  1      $--    $ --       $  1      100.0%
                                                          ====      ===    =====      ====      =====

     The Company held foreign currency derivatives with a notional amount of $10 million to hedge the exchange risk associated with foreign bonds and loans for both the years ended December 31, 2005 and 2004.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities that were below investment grade or not rated by an independent rating agency at estimated fair values that totaled $24 million and $20 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $1 million and $2 million at December 31, 2005 and 2004, respectively. There were no non-income producing fixed maturities at December 31, 2005. Non-income producing fixed maturities were less than $1 million at December 31, 2004. There were no unrealized gains (losses)

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES associated with non-income producing fixed maturities at December 31, 2005. Unrealized gains associated with non-income producing fixed maturities were less than $1 million at December 31, 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds) are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................    $ 27         $ 27        $ 85         $ 85
Due after one year through five years.........     198          200         208          214
Due after five years through ten years........     303          307         272          290
Due after ten years...........................     100          105         104          110
                                                  ----         ----        ----         ----
          Subtotal............................     628          639         669          699
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     168          168         145          147
                                                  ----         ----        ----         ----
          Total fixed maturities..............    $796         $807        $814         $846
                                                  ====         ====        ====         ====

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Proceeds....................................................   $377      $158       $53
Gross investment gains......................................   $  1      $ 17       $ 6
Gross investment losses.....................................   $ (5)     $ (1)      $(1)

     There were no writedowns for other-than-temporarily impaired available-for-sale fixed maturities and equity securities recorded during the years ended December 31, 2005 and December 31, 2004. Gross investment losses above exclude writedowns recorded during the year ended December 31, 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $1 million.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                               DECEMBER 31, 2005
                                    ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                    ----------------------   ----------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                    ---------   ----------   ---------   ----------   ---------   ----------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $183        $   4         $13        $  --        $196        $   4
Residential mortgage-backed
  securities......................      86            1           1           --          87            1
Foreign corporate securities......     104            2          --           --         104            2
U.S. treasury/agency securities...      17           --           1           --          18           --
Commercial mortgage-backed
  securities......................       1           --          --           --           1           --
Asset-backed securities...........       2           --          --           --           2           --
                                      ----        -----         ---        -----        ----        -----
  Total fixed maturities..........    $393        $   7         $15        $  --        $408        $   7
                                      ====        =====         ===        =====        ====        =====
Total number of securities in an
  unrealized loss position........     158                       26                      184
                                      ====                      ===                     ====

                                                                DECEMBER 31, 2004
                                    --------------------------------------------------------------------------
                                                             EQUAL TO OR GREATER THAN
                                     LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                    ----------------------   ------------------------   ----------------------
                                    ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                      FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                      VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                    ---------   ----------   ----------   -----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities.........    $ 94        $   1         $--          $  --        $ 94        $   1
Residential mortgage-backed
  securities......................      21           --          --             --          21           --
Foreign corporate securities......      10           --          --             --          10           --
U.S. treasury/agency securities...      47           --           1             --          48           --
                                      ----        -----         ---          -----        ----        -----
  Total fixed maturities..........    $172        $   1         $ 1          $  --        $173        $   1
                                      ====        =====         ===          =====        ====        =====
Total number of securities in an
  unrealized loss position........      32                        2                         34
                                      ====                      ===                       ====

     The Company did not have equity securities in an unrealized loss position at December 31, 2005 and 2004.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20% or 20% or more for:

                                                                DECEMBER 31, 2005
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $335      $  --      $   5     $  --       115         --
Six months or greater but less than nine
  months.................................      16         --          1        --        14         --
Nine months or greater but less than
  twelve months..........................      49         --          1        --        29         --
Twelve months or greater.................      15         --         --        --        26         --
                                             ----      -----      -----     -----       ---      -----
  Total..................................    $415      $  --      $   7     $  --       184         --
                                             ====      =====      =====     =====       ===      =====

                                                                DECEMBER 31, 2004
                                           ------------------------------------------------------------
                                                COST OR          GROSS UNREALIZED        NUMBER OF
                                             AMORTIZED COST           LOSSES             SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months.....................    $151      $  --      $   1     $  --       28          --
Six months or greater but less than nine
  months.................................      22         --         --        --        4          --
Twelve months or greater.................       1         --         --        --        2          --
                                             ----      -----      -----     -----       --       -----
  Total..................................    $174      $  --      $   1     $  --       34          --
                                             ====      =====      =====     =====       ==       =====

     As of December 31, 2005, $7 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $1 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005 and 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $3 million at December 31, 2005 and 2004, consisting primarily of fixed maturity securities.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE

     The Company had commercial mortgage loans on real estate of $9 million at both December 31, 2005 and 2004.

     Mortgage loans are collateralized by properties located in the United States. At December 31, 2005, approximately 56% and 44% of the properties were located in California and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     There were no impaired mortgage loans on real estate at December 31, 2005 and 2004, and accordingly, there were no valuation allowances for mortgage loans on real estate at December 31, 2005 and 2004.

     The Company did not recognize interest income on impaired loans for the years ended December 31, 2005, 2004, and 2003.

     The Company did not have restructured loans at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days or more past due or in foreclosure at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $44       $37       $35
Equity securities...........................................    --        --         1
Policy loans................................................    18        17        16
Other limited partnership interests.........................     3         1         3
Cash, cash equivalents and short-term investments...........     2         1         1
Other.......................................................     2         2        --
                                                               ---       ---       ---
          Total.............................................    69        58        56
Less: Investment expenses...................................     3         3         3
                                                               ---       ---       ---
          Net investment income.............................   $66       $55       $53
                                                               ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Fixed maturities............................................   $(4)      $ 2       $ 5
Equity securities...........................................    --        14        (1)
Derivatives.................................................     1        --        --
Other.......................................................    (1)       (1)       --
                                                               ---       ---       ---
          Net investment gains (losses).....................   $(4)      $15       $ 4
                                                               ===       ===       ===

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................    $11      $ 32      $ 35
Equity securities...........................................     --        --        12
Derivatives.................................................     (3)       (5)       (3)
Other.......................................................     (1)       (1)       (1)
                                                                ---      ----      ----
          Total.............................................      7        26        43
                                                                ---      ----      ----
Amounts allocated from:
          DAC...............................................     (2)       (4)       (5)
Deferred income taxes.......................................     (2)       (8)      (14)
                                                                ---      ----      ----
          Total.............................................     (4)      (12)      (19)
                                                                ---      ----      ----
          Net unrealized investment gains (losses)..........    $ 3      $ 14      $ 24
                                                                ===      ====      ====

     The changes in net unrealized investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................   $ 14      $ 24      $ 24
Unrealized investment gains (losses) during the year........    (19)      (17)       18
Unrealized investment gains (losses) relating to:
          Deferred policy acquisition costs.................      2         1       (14)
Deferred income taxes.......................................      6         6        (4)
                                                               ----      ----      ----
Balance, end of year........................................   $  3      $ 14      $ 24
                                                               ----      ----      ----
Net change in unrealized investment gains (losses)..........   $(11)     $(10)     $ --
                                                               ====      ====      ====

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                        CURRENT MARKET OR                 CURRENT MARKET OR
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Foreign currency swaps....................    $10       $--         $3          $10       $--         $5
Credit default swaps......................     31        --         --           --        --         --
                                              ---       ---         --          ---       ---         --
  Total...................................    $41       $--         $3          $10       $--         $5
                                              ===       ===         ==          ===       ===         ==

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The above table does not include notional values for equity variance swaps. At December 31, 2005 and 2004, the Company owned 500 and 0 equity variance swap contracts, respectively. Market values for equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                       REMAINING LIFE
                                                   ------------------------------------------------------
                                                              AFTER ONE    AFTER FIVE
                                                                 YEAR         YEAR
                                                   ONE YEAR    THROUGH      THROUGH     AFTER TEN
                                                   OR LESS    FIVE YEARS   TEN YEARS      YEARS     TOTAL
                                                   --------   ----------   ----------   ---------   -----
                                                                       (IN MILLIONS)
Foreign currency swaps...........................    $--         $--          $10          $--       $10
Credit default swaps.............................     --          31           --           --        31
                                                     ---         ---          ---          ---       ---
  Total..........................................    $--         $31          $10          $--       $41
                                                     ===         ===          ===          ===       ===

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                   DECEMBER 31, 2005                 DECEMBER 31, 2004
                                            -------------------------------   -------------------------------
                                                            FAIR VALUE                        FAIR VALUE
                                            NOTIONAL   --------------------   NOTIONAL   --------------------
                                             AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                            --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Cash flow.................................    $10       $--         $ 3         $10       $--         $ 5
Non-qualifying............................     31        --          --          --        --          --
                                              ---       ---         ---         ---       ---         ---
  Total...................................    $41       $--         $ 3         $10       $--         $ 5
                                              ===       ===         ===         ===       ===         ===

     The Company recognized insignificant net investment expenses from qualifying hedge settlement payments and insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2005, 2004 and 2003.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2005      2004       2003
                                                              -----     -----     ------
                                                                    (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year...............................................   $(5)      $(3)     $  --
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............     2        (2)        (3)
                                                               ---       ---      -----
Other comprehensive income (loss) balance at the end of the
  year......................................................   $(3)      $(5)     $  (3)
                                                               ===       ===      =====

     At December 31, 2005, an insignificant portion of the net deferred loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedges: (i) credit default swaps to diversify its credit risk exposure in certain portfolios; (ii) equity variance swaps to economically hedge liabilities; and (iii) credit default swaps to minimize it exposure to adverse movements in credit.

     For the year ended December 31, 2005, the Company recognized as net investment gains (losses) changes in fair value of $1 million. There were no non-qualifying derivative net investment gains (losses) for the years ended December 31, 2004 and 2003.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding DAC for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED POLICY ACQUISITION COSTS
                                                             ---------------------------------
                                                                       (IN MILLIONS)
Balance at January 1, 2003.................................               $1,240
  Capitalizations..........................................                  181
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   14
     Other expenses........................................                  166
                                                                          ------
          Total amortization...............................                  180
                                                                          ------
Balance at December 31, 2003...............................                1,241
  Capitalizations..........................................                  132
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (1)
     Other expenses........................................                  117
                                                                          ------
          Total amortization...............................                  116
                                                                          ------
  Dispositions and other...................................                   (3)
                                                                          ------
Balance at December 31, 2004...............................                1,254
  Capitalizations..........................................                  131
                                                                          ------
  Less: Amortization related to:
     Unrealized investment gains (losses)..................                   (2)
     Other expenses........................................                   99
                                                                          ------
          Total amortization...............................                   97
                                                                          ------
Balance at December 31, 2005...............................               $1,288
                                                                          ======

     Amortization of DAC is related to (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Sales Inducements

     Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005              2004
                                                              ------            ------
                                                                   (IN MILLIONS)
Balance at January 1........................................    $27               $23
Capitalization..............................................      8                 7
Amortization................................................     (2)               (3)
                                                                ---               ---
Balance at December 31......................................    $33               $27
                                                                ===               ===

Liabilities for Unpaid Claims and Claim Expenses

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to non-medical health policies and contracts, which are reported within future policyholder benefits in the consolidated balance sheet:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance at January 1........................................   $ 46      $ 41      $ 34
  Less: Reinsurance recoverables............................    (37)      (33)      (28)
                                                               ----      ----      ----
Net balance at January 1....................................      9         8         6
                                                               ----      ----      ----
Incurred related to:
  Current year..............................................      2         1         2
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                  1         1         2
                                                               ----      ----      ----
Paid related to:
  Prior years...............................................     (1)       --        --
                                                               ----      ----      ----
                                                                 (1)       --        --
                                                               ----      ----      ----
Net Balance at December 31..................................      9         9         8
  Add: Reinsurance recoverables.............................     41        37        33
                                                               ----      ----      ----
Balance at December 31......................................   $ 50      $ 46      $ 41
                                                               ====      ====      ====

     Claims and claims adjustment expenses associated with prior periods decreased by $1 million for the year ended December 31, 2005. The change was due to differences between actual benefit periods and expected benefit periods for individual disability income contracts.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                            DECEMBER 31, 2005                DECEMBER 31, 2004
                                      ------------------------------   ------------------------------
                                          IN THE            AT             IN THE            AT
                                      EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                      --------------   -------------   --------------   -------------
                                                               (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value.....................       $2,187             N/A           $1,670             N/A
  Net amount at risk................          $--(1)          N/A              $10(1)          N/A
  Average attained age of
     contractholders................     58 years             N/A         57 years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Account value.....................       $2,728          $1,994           $2,628          $1,564
  Net amount at risk................          $45(1)           $7(2)           $70(1)           $4(2)
  Average attained age of
     contractholders................     59 years        57 years         60 years        56 years

Universal and Variable Life Contracts

                                                     DECEMBER 31, 2005    DECEMBER 31, 2004
                                                     -----------------    -----------------
                                                         SECONDARY            SECONDARY
                                                        GUARANTEES           GUARANTEES
                                                     -----------------    -----------------
                                                                 (IN MILLIONS)
Account value......................................        $2,782               $2,641
Net amount at risk.................................       $31,330(1)           $32,848(1)
Average attained age of policyholders..............      46 years             45 years

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                          UNIVERSAL AND VARIABLE
                                                      ANNUITY CONTRACTS       LIFE CONTRACTS
                                                      -----------------   ----------------------
                                                         GUARANTEED             SECONDARY
                                                       DEATH BENEFITS           GUARANTEES
                                                      -----------------   ----------------------
                                                                    (IN MILLIONS)
Balance at January 1, 2004..........................        $   2                 $   1
Incurred guaranteed benefits........................            1                    --
Paid guaranteed benefits............................           (1)                   (1)
                                                            -----                 -----
Balance at December 31, 2004........................            2                    --
Incurred guaranteed benefits........................           --                     1
                                                            -----                 -----
Balance at December 31, 2005........................        $   2                 $   1
                                                            =====                 =====

     The Company had guaranteed annuitization benefit liabilities on its annuity contracts of $2 million and $1 million at December 31, 2005 and 2004, respectively. The Company reinsures 100% of this liability with an affiliate and has a corresponding recoverable from reinsurers for the same amounts. Therefore, the Company had no net liability at December 31, 2005 and 2004.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                              YEAR ENDED DECEMBER 31,
                                                              -----------------------
                                                                 2005         2004
                                                              ----------   ----------
                                                                   (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................    $5,556       $4,947
  Bond......................................................       720          677
  Balanced..................................................       485          442
  Money Market..............................................       171          179
  Specialty.................................................        62           19
                                                                ------       ------
     Total..................................................    $6,994       $6,264
                                                                ======       ======

Separate Accounts

     Separate account assets and liabilities of $9,448 million and $8,707 million at December 31, 2005 and 2004, respectively, are pass-through separate accounts for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $316 million, $301 million and $244 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. Also, the Company currently reinsures 100% of the riders containing guarantee annualization benefits related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Direct premiums earned......................................  $ 220    $ 228    $ 233
Reinsurance assumed.........................................     36       --       --
Reinsurance ceded...........................................   (150)    (151)    (145)
                                                              -----    -----    -----
Net earned premiums.........................................  $ 106    $  77    $  88
                                                              =====    =====    =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 145    $ 151    $ 118
                                                              =====    =====    =====

     Written premiums are not materially different than earned premiums presented in preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $174 million and $162 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $23 million and $11 million at December 31, 2005 and 2004, respectively.

6.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which are held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS 150, as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to other liabilities. Under SFAS 150, dividends paid on the Company's preferred stock is treated as interest expense in 2005 and 2004.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. Under terms of the agreement, the remaining $100 million of Preferred Stock was redeemed in 2005.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     NELICO paid preferred dividends of $3 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively, with prior approval of the Commissioner.

7.  INCOME TAXES

     The provision (benefit) for income taxes was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $15       $19      $ 15
  State and local...........................................     1         1         1
                                                               ---       ---      ----
                                                                16        20        16
                                                               ---       ---      ----
Deferred:
  Federal...................................................    13        (1)      (10)
                                                               ---       ---      ----
Provision for income taxes..................................   $29       $19      $  6
                                                               ===       ===      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $30       $21       $12
Tax effect of:
  Tax exempt investment income..............................    (4)       (7)       --
  Prior year taxes..........................................     2         2        (6)
  Other, net................................................     1         3        --
                                                               ---       ---       ---
  Provision for income taxes................................   $29       $19       $ 6
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $321    $334
  Net operating losses......................................    10      11
  Investments...............................................    --       3
  Other.....................................................     6      --
                                                              ----    ----
                                                               337     348
  Less: Valuation allowance.................................    10      10
                                                              ----    ----
                                                               327     338
Deferred income tax liabilities:
  Investments...............................................     3      --
  Deferred policy acquisition costs.........................   372     361
  Net unrealized investment gains...........................     2       8
  Other.....................................................    --      12
                                                              ----    ----
                                                               377     381
                                                              ----    ----
Net deferred income tax liability...........................   (50)    (43)
                                                              ====    ====

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

     The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

     On February 21, 2006, the SEC and NES resolved a formal investigation of NES that arose in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES previously provided restitution to the affected clients and the settlement includes additional client payments to be made by NES in the total amount of approximately $2.6 million. No penalties were imposed.

     Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, the Company received a Wells Notice in connection with the SEC investigation. The staff of the SEC has notified the Company that no enforcement action has been recommended against the Company.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In February 2006, the Company learned that the SEC commenced a formal investigation of NES in connection with the suitability of its sales of various universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice to WSC plan trustees. The Company has filed a motion for summary judgment.

     The National Association of Security Dealers ("NASD") staff notified NES that it has made a preliminary determination to file charges of violations of the NASD's and the SEC's rules against it. The pending investigation was initiated after NES reported to the NASD that a limited number of mutual fund transactions processed by firm representatives and at the firm's and certain affiliates' consolidated trading desk, during the period April through December 2003, had been received from customers after 4:00 p.m., Eastern time, and received the same day's net asset value. The potential charges of violations of the NASD's and the SEC's rules relate to the processing of transactions received after 4:00 p.m., the firm's maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, NES has submitted a response to the NASD staff. The NASD staff has not made a formal recommendation regarding whether any action alleging violations of the rules should be filed. NES continues to cooperate fully with the NASD.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for the years

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ended December 31, 2005, 2004 and 2003. The Company maintained a liability of less than $1 million, and a related asset for premium tax offsets of less than $1 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum gross rental payments and minimum sublease income relating to these lease agreements were as follows:

                                                               GROSS
                                                               RENTAL    SUBLEASE
                                                              PAYMENTS    INCOME
                                                              --------   --------
                                                                 (IN MILLIONS)
2006........................................................    $17        $ 8
2007........................................................    $14        $ 7
2008........................................................    $ 8        $ 5
2009........................................................    $ 5        $--
2010........................................................    $ 4        $--
Thereafter..................................................    $ 3        $--

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified or applicable. Since these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

9.  EMPLOYEE BENEFIT PLANS

     The Company participated in multi-employer plans that provide pension and other postretirement benefits. Effective March 1, 2005, the multi-employer postretirement plan was amended and revalued as a new single

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES employer postretirement plan. Contributions of $10 million, $13 million and $14 million were made to these multi-employer plans for the years ended December 31, 2005, 2004, and 2003, respectively.

     The Company used a December 31 measurement date for its single employer postretirement plan.

     A summary of assets, obligations and assumptions of the new other postretirement benefit plan, a non-qualified plan at December 31, 2005, is as follows:

                                                              DECEMBER 31, 2005
                                                              -----------------
                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Change in projected benefit obligation
  Projected benefit obligation at beginning of year.........        $ 23
  Interest cost.............................................           1
  Participants' contributions...............................           2
  Benefits paid.............................................          (2)
  Actuarial (gain) loss.....................................          (1)
                                                                    ----
  Projected benefit obligation at end of year...............        $ 23
                                                                    ====
Change in plan assets.......................................        $ --
Reconciliation of funded status
  Funded status--underfunded................................         (23)
  Unrecognized actuarial (gains) losses.....................          (1)
  Unrecognized prior service cost...........................          22
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====
Amounts recognized in the consolidated balance sheet consist of:
  Non-qualified plan accrued benefit liability..............          (2)
                                                                    ----
  Accrued benefit cost......................................        $ (2)
                                                                    ====

     The components of net periodic benefit cost were as follows:

                                                               OTHER BENEFITS
                                                              -----------------
                                                                (IN MILLIONS)
Determination of net periodic benefit cost
  Interest cost.............................................         $1
  Amortization of prior service cost........................          2
                                                                     --
  Net periodic benefit cost.................................         $3
                                                                     ==

     The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Prescription Drug Act"). The postretirement plan's accumulated benefit obligation was remeasured effective March 1, 2005 in order to determine the effect of the expected subsidies on the net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $1 million at March 1, 2005, which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains). In accordance with FSP 106-2, on a prospective basis, the net periodic postretirement benefit cost for 2005 was reduced by $140 thousand. The reduction of the net periodic benefit cost is due to reductions in service cost of $1 thousand, interest cost of $55 thousand, and amortization of prior actuarial loss of $84 thousand. An additional $86 thousand reduction in the December 31, 2005 accumulated other postretirement benefit obligation is the result of an actuarial loss recognized during the

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES year resulting from updated assumptions including a 2005 participant census and new claims cost experience and the effect of a December 31, 2005 change in the discount rate. The reduction of the accumulated postretirement benefit obligation related to the Prescription Drug Act was $1 million as of December 31, 2005.

     The Company also participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by Metropolitan Life. The Company has no legal obligation under these plans and the Company's share of net expenses is allocated based on salary ratios. The Company's share of pension expenses was $6 million, $5 million and $7 million for the years ended December 31, 2005, 2004, and 2003, respectively. The Company's share of other postretirement benefit expenses was $3 million, $2 million and $4 million for the years ended December 31, 2005, 2004, and 2003, respectively.

ASSUMPTIONS

     The discount rate assumption used in determining the benefit obligations was 5.80% at December 31, 2005.

     The discount rate assumption used in determining net periodic benefit cost was 5.70% at December 31, 2005.

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date measured on a yield to worse basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                                  OTHER BENEFITS
                                                             ------------------------
                                                                       2005
                                                             ------------------------
Pre-Medicare eligible claims...............................  9.5% down to 5% in 2014
Medicare eligible claims...................................  11.5% down to 5% in 2018

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                  ONE PERCENT
                                                              -------------------
                                                              INCREASE   DECREASE
                                                              --------   --------
                                                                (IN THOUSANDS)
Effect on total service and interest cost components........    $ 31      $ (28)
Effect on accumulated postretirement benefit obligation.....    $347      $(317)

CASH FLOWS

     The Company expects to contribute $1 million to its other benefit plan during 2006.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN MILLIONS)
2006........................................................        $2
2007........................................................        $2
2008........................................................        $2
2009........................................................        $2
2010........................................................        $2
2011-2015...................................................        $9

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross subsidy payments expected to be received for the next ten years under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                              OTHER BENEFITS
                                                              --------------
                                                              (IN THOUSANDS)
2006........................................................       $398
2007........................................................       $441
2008........................................................       $485
2009........................................................       $ --
2010........................................................       $ --
2011-2015...................................................       $ --

SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees of which the Company matches a portion of employee contributions. The Company contributed $196 thousand, $211 thousand and $415 thousand for the years ended December 31, 2005, 2004 and 2003 respectively.

10.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year, or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

     NELICO paid no common stockholder dividends for the years ended December 31, 2005, 2004 and 2003.

STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory net income of NELICO, a Massachusetts domiciled insurer, was $50 million, $73 million and $49 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Commonwealth of Massachusetts Division of Insurance, was $319 million and $372 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................   $(24)     $ (5)     $ 20
Income tax effect of holding gains (losses).................      9         2       (16)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................      3       (16)       (7)
  Amortization of premium and accretion of discounts
     associated with investments............................      2         4         5
  Income tax effect.........................................     (2)        4         2
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................      2         1       (14)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................     (1)       --        10
                                                               ----      ----      ----
Other comprehensive income (loss)...........................   $(11)     $(10)     $ --
                                                               ====      ====      ====

11.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Compensation................................................  $  55    $  54    $  69
Commissions.................................................    123      121      194
Interest....................................................      4        2        1
Amortization of DAC.........................................     99      117      166
Capitalization of DAC.......................................   (131)    (132)    (181)
Insurance taxes, licenses, and fees.........................     16       17       17
Agency allowances...........................................     60       56       50
Rent, net of sublease income................................      4        2        4
Minority interest...........................................     54       45       32
Other.......................................................    177      191      197
                                                              -----    -----    -----
  Total other expenses......................................  $ 461    $ 473    $ 549
                                                              =====    =====    =====

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  ACQUISITIONS AND DISPOSITIONS

     On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for each of the years ended December 31, 2004 and 2003.

     On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for each of the years ended December 31, 2004 and 2003.

     On August 1, 2003 NLS, a subsidiary of NLHC, was sold to MetLife and, as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statement of income was ($1) million for the year ended December 31, 2003.

     On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and, as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entities sold, all of which are attributable to NLS, included in the consolidated statement of income.

     During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this dissolution.

13.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2005                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $807        $807
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $327        $327
  Short-term investments....................................    $ 52        $ 52
  Cash and cash equivalents.................................    $  6        $  6
Liabilities:
  Policyholder account balances.............................    $357        $344

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              CARRYING   ESTIMATED
                                                               VALUE     FAIR VALUE
                                                              --------   ----------
DECEMBER 31, 2004                                                 (IN MILLIONS)
Assets:
  Fixed maturities..........................................    $846        $846
  Equity securities.........................................    $  1        $  1
  Mortgage loans on real estate.............................    $  9        $  9
  Policy loans..............................................    $308        $308
  Short-term investments....................................    $ 30        $ 30
Liabilities:
  Policyholder account balances.............................    $377        $363
  Shares subject to mandatory redemption....................    $100        $100

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair values of policyholder account balances without final contractual maturities are assumed to equal their current net surrender values.

SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities and approximated carrying value.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair values of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14.  RELATED PARTY TRANSACTIONS

     At December 31, 2004, the Company had long-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly owned subsidiary of MetLife. During 2005, the Company redeemed the remaining $100 million of outstanding preferred stock. See
Note 6.

     Effective January 2003, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premium and other receivables, for the same amount of $50 million and $55 million at December 31, 2005 and 2004, respectively.

     During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $1 million, $1 million and $2 million for the use of the assets in 2005, 2004 and 2003, respectively.

     Metropolitan Life and the Company have a Master Service Agreement under which Metropolitan Life provides all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $153 million, $167 million and $175 million for administrative services in 2005, 2004 and 2003, respectively.

     As of December 31, 2005 and 2004, the Company held $37 million and $15 million, respectively, of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand alone entity.

     In the normal course of business, the Company transfers invested assets, consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with both a cost or amortized cost and fair market value of $3 million for the year ended December 31, 2005. There were no assets transferred in 2004. The realized capital gains (losses) recognized on these transfers were insignificant for the year ended December 31, 2005 and $3 million for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $4 million and $0 for the years ended December 31, 2005 and 2004, respectively.

New England Variable Life Separate Account

                           PART C OTHER INFORMATION

ITEM 26. EXHIBITS


(a)        January 31, 1983 Resolution of the Board of Directors of NEVLICO 5
(b)        None
(c) (i)    Distribution Agreement between NEVLICO and NELESCO 6
    (ii)   Form of Contract between NELICO and its General Agents 5
    (iii)  Form of Contract between NEVLICO and its Agents 6
    (iv)   Commission Schedule for Policies 12
    (v)    Commission Schedule for Executive Advantage 2000 Policies 14
    (vi)   Updated Commission Schedule for Executive Advantage 2000 Policies 18
    (vii)  Form of contract among NES, NELICO and other broker dealers 3
    (viii) Forms of Selling Agreement 25
    (ix)   Form of Retail Sales Agreement
(d) (i)    Specimen of Policy 4
    (ii)   Additional Specimen of Policy 13
    (iii)  Riders and Endorsements 8
    (iv)   Additional Riders and Endorsements 5
    (v)    Additional Riders and Endorsements 7
    (vi)   Additional Riders and Endorsements 13
    (vii)  Additional Endorsements 18
    (viii) Additional Rider and Endorsements 21
(e) (i)    Specimen of Applications for Policy 4
    (ii)   Additional specimen of Application 9
    (iii)  Enterprise Application for Policies 25
    (iv)   Updated Enterprise Application for Policies 28
(f) (i)    Amended and restated Articles of Organization of NELICO 2
    (ii)   Amendments to the Amended and restated Articles of Organization 10
    (iii)  Amended and restated By-Laws of NELICO 17
(g)        Reinsurance Agreements 23
(h) (i)    Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England
           Variable Life Insurance Company 6
    (ii)   Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
           Corporation and New England Variable Life Insurance Company 1
    (iii)  Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England
           Variable Life Insurance Company 1
    (iv)   Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England
           Life Insurance Company 15
    (v)    Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
           Corporation and New England Life Insurance Company 16

    (vi)   Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors
           Corporation and New England Life Insurance Company 16
    (vii)  Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution
           Company and New England Life Insurance Company 20
    (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and
           New England Life Insurance Company 19
    (ix)   Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance
           Company and New England Life Insurance Company 30
(i)        None
(j)        Net Worth Maintenance Agreement
(k)        Opinion and Consent of Marie C. Swift, Esq. 26
(l)        Actuarial Opinion
(m)        Calculation Exhibit
(n)        Consent of Independent Registered Public Accounting Firm
(o)        None
(p)        None
(q) (i)    Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-
           3(T)(b)(12)(iii) 6
    (iii)  Second Addendum to Consolidated Memorandum 11
    (iv)   Third Addendum to Consolidated Memorandum 14
(r) (i)    Powers of Attorney 22
    (ii)   Power of Attorney of Joseph J. Prochaska, Jr. 24
    (iii)  Powers of Attorney of Lisa M. Weber, Michael K. Farrell and Hugh C. McHaffie 27
    (iv)   Powers of Attorney of Leland C. Launer, Jr. and Michael J. Vietri 29

--------

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.
2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.
3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.
4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.
5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.
6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.
7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.
9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.
10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.
11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.
12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.
13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.
14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.
15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.
16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.
17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.
18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.
19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.
20 Incorporated herein by reference to the Variable Account's Form S-6
   Registration Statement, File No. 333-73676, filed November 19, 2001.
21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.
22 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.
23 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.
24 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004.
25 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.
26 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 29, 2004.
27 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed January 19, 2005.
28 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

29 Incorporated herein by reference to Post-Effective Amendment No. 8 to New
   England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed July 26, 2005.
30 Incorporated herein by reference to Post-Effective Amendment No. 10 to New
   England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



 Name and Principal Business Address    POSITIONS AND OFFICES WITH DEPOSITOR
 -----------------------------------    -------------------------------------
 Lisa M. Weber **                       Chairman, President and Chief
                                        Executive Officer
 Michael K. Farrell ***                 Director
 Leland C. Launer, Jr. ****             Director
 Hugh C. McHaffie *                     Director and Senior Vice President
 Catherine A. Rein **                   Director
 Michael J. Vietri *****                Director
 William J. Wheeler **                  Director
 Alan C. Leland, Jr.*                   Senior Vice President
 Joseph J. Prochaska, Jr. **            Senior Vice President and Chief
                                        Accounting Officer
 Anthony J. Williamson **               Senior Vice President and Treasurer
                                        (Principal Financial Officer)



* The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.
** The principal business address is MetLife, One MetLife Plaza, 27-01 Queens
  Plaza North, Long Island City, NY 11101.
*** The principal office address is MetLife, 10 Park Avenue, Morristown, NJ
  07962
**** The principal office address is MetLife, 501 Route 22, Bridgewater, NJ
  08807
***** The principal office address is MetLife, 177 South Commons Drive, Aurora,
  IL 60504

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

   (a) New England Securities Corporation also serves as principal underwriter for:

   New England Variable Annuity Fund I
   New England Variable Annuity Separate Account
   New England Life Retirement Investment Account
   The New England Variable Account

   (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:



                                        Positions and Offices with Principal
 Name                                                Underwriter
 ----                                   -------------------------------------
 Michael K. Farrell ***                 Chairman of the Board
 Craig W. Markham *                     Director and President
 William J. Toppeta ****                Director
 Gwenn L. Carr ****                     Secretary and Clerk
 Leonard M. Bakal ****                  Vice President, Chief Compliance
                                        Officer
 Paul D. Hipworth **                    Chief Financial Officer and Assistant
                                        Vice President
 Anthony J. Williamson ****             Treasurer



Principal Business Address:

* MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128
** MetLife - 485 E US Highway South, Iselin, NY 08830
*** MetLife- 10 Park Avenue, Morristown, NJ 07962
**** MetLife- One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY
  11101

   (c)



(1)                                      (2)                (3)             (4)         (5)
                                                      Compensation on
                                   Net Underwriting Events Occasioning
                                    Discounts and   the Deduction of a   Brokerage     Other
Name of Principal Underwriter        Commissions    Deferred Sales Load Commissions Compensation
-----------------------------      ---------------- ------------------- ----------- ------------
New England Securities Corporation   $37,920,772            --              --           --



Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) Metropolitan Life Insurance Company
         200 Park Avenue
         New York, NY 10166

     (c) New England Securities Corporation
         501 Boylston Street
         Boston, Massachusetts 02117

ITEM 32. MANAGEMENT SERVICES

   Not applicable

ITEM 33. FEE REPRESENTATION

   New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2006.



                                          New England Variable Life Separate
                                          Account
                                                  (Registrant)

                                          By: New England Life Insurance Company
                                                  (Depositor)

                                              By: /s/ Marie C. Swift
                                                  -----------------------------
                                                  Marie C. Swift, Esq.
                                                  Vice President and Counsel

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2006.



                                              New England Life Insurance Company

                                              By: /s/ Marie C. Swift
                                                  -----------------------------
                                                  Marie C. Swift, Esq.
                                                  Vice President and Counsel



   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2006.



                   *                    Chairman, President and
 -------------------------------------  Chief Executive Officer
 Lisa M. Weber

                   *                    Director
 -------------------------------------
 Michael K. Farrell

                   *                    Director
 -------------------------------------
 Leland C. Launer, Jr.

                   *                    Director and Senior Vice President
 -------------------------------------
 Hugh C. McHaffie

                   *                    Senior Vice President and
 -------------------------------------  Chief Accounting Officer
 Joseph J. Prochaska, Jr.

                   *                    Director
 -------------------------------------
 Catherine A. Rein

                   *                    Director
 -------------------------------------
 Michael J. Vietri

                   *                    Director
 -------------------------------------
 William J. Wheeler

                   * Senior Vice President and Treasurer ------------------------------------- (Principal Financial Officer)
 Anthony J. Williamson



                                              By: /s/ John E. Connolly, Jr.,
                                                  Esq.
                                                  -----------------------------
                                                  John E. Connolly, Jr., Esq.
                                                  Attorney-in-fact



* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 8 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed July 26, 2005, Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File
   No. 333-73676, on January 19, 2005, with Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on
   December 13, 2002.

                                 EXHIBIT INDEX

        (c)(ix) Form of Retail Sales Agreement

        (j)     Net Worth Maintenance Agreement

        (l)     Actuarial Opinion

        (m)     Calculation Exhibit

        (n)     Consent of Independent Registered Public Accounting Firm